Exhibit 99.1

CITIGROUP—QUARTERLY FINANCIAL DATA SUPPLEMENT	4Q25 Historical
Page

Notes:

In order to facilitate comparability with the Citigroup Inc. (Citi) first quarter of 2026 earnings materials to be issued on April 14, 2026, Citi is providing this Historical Quarterly Financial Data Supplement for the five-year quarterly and annual periods ended December 31, 2025, reflecting the following first quarter of 2026 reporting changes:

*

Citi transferred its Retail Banking business from U.S. Personal Banking (USPB) to Wealth and integrated the remaining USPB businesses into a new U.S. Consumer Cards segment. For additional information about these reporting changes, refer to Citi’s 2025 Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on February 20, 2026.

-
As part of this transfer, the financial results, balance sheet and tangible common equity (TCE) of the Retail Banking business moved to the Wealth segment.

*

Citi allocates TCE internally to its businesses annually, taking into consideration a variety of factors, including the economics of client relationships that cross businesses. In addition to reallocating TCE for the transfer of the businesses referenced above, in the first quarter 2026, Citi updated its TCE methodology among the Services, Markets and Banking segments to better align their capital usage associated with the shared economic benefits of corporate lending to clients across these segments, eliminating the need for a corporate lending revenue share arrangement, which had historically been reflected in the “All Other” revenue line item of these segments.

-
The updated methodology increased the allocated TCE of Services and Markets, decreased the allocated TCE of Banking, increased the revenues of Services and Markets and decreased the revenues of Banking.

*

Certain interest rate risk-management activities within Markets were moved to Corporate/Other, or between businesses within Markets. These changes impact the results for Markets, as well as Corporate/Other.

Prior period results and TCE allocations for the segments referenced above have been recast to reflect these reporting changes. Citi’s consolidated results and TCE remain unchanged for all periods presented.

Printing note: This Supplement is formatted to print on two pages for each sheet (due to the number of time periods included). The vertical header columns repeat on the second page of each sheet, but due to formatting constraints, the repeating footnotes on the second page are truncated. Please refer to the first page of each sheet for the full footnotes. Viewing in Excel or PDF is unaffected.

Citigroup
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Net Revenues and Income (Loss)	4

Services	5
Markets	6
Banking	7
Wealth	8
U.S. Consumer Cards (USCC)	9
Metrics	10
All Other	11
Legacy Franchises	12
Corporate/Other	13
Divestiture-Related Impacts—Reconciling Items	14

Citigroup Supplemental Detail
Average Balances and Interest Rates	15
EOP (End-of-Period) Loans	16
EOP Deposits	17
Allowance for Credit Losses (ACL) Rollforward	18
Allowance for Credit Losses on Loans (ACLL) and Unfunded Lending Commitments (ACLUC)	19 - 20
Non-Accrual Assets	21
Common Equity Tier 1 (CET1) Capital and Supplementary Leverage Ratios	22
Tangible Common Equity, Common Equity, Book Value per Share,Tangible Book Value Per Share (TBVPS) and Returns on Common Equity (RoCE) and Tangible Common Equity (RoTCE)	23

Reconciliations of Adjusted Results and FX Impact
FX Impact	24
Total Citigroup Revenues, Net Interest Income (NII) and Non-Interest Revenues (NIR), and Total Citigroup Operating Expenses	25
Notable Items Adjustments and All Other (Managed Basis)	26
All Other (Managed Basis), and Legacy Franchises (Managed Basis)	27
Services and Banking—Corporate Lending Revenues	28
2021 - 2025 Annual—Total Citigroup Revenues, Total Operating Expenses, RoCE and RoTCE	29
Legacy Franchises Exits Contribution	30

CITIGROUP FINANCIAL SUMMARY

(In millions of dollars, except per share amounts, ratios, bps, and as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2021	2021	2021	2021	2022	2022	2022	2022	2023	2023	2023	2023

Revenues, net of interest expense	$19,603	$17,680	$17,365	$16,926	$19,100	$19,559	$18,421	$17,902	$21,364	$19,324	$20,026	$17,352
Operating expenses	11,349	11,398	11,695	13,441	13,079	12,314	12,662	12,881	13,206	13,458	13,398	15,908
Net credit losses (NCLs)	1,748	1,320	961	866	872	850	887	1,180	1,302	1,504	1,637	1,994
Credit reserve build (release) for loans	(3,227)	(2,446)	(1,149)	(1,176)	(612)	534	441	593	435	257	179	478
Provision / (release) for unfunded lending commitments	(626)	44	(13)	(193)	474	(159)	(71)	47	(194)	(96)	(54)	(81)
Provisions for benefits and claims, other assets and HTM debt securities	50	16	9	38	21	49	108	25	432	159	78	1,156
Provisions for credit losses and for benefits and claims	(2,055)	(1,066)	(192)	(465)	755	1,274	1,365	1,845	1,975	1,824	1,840	3,547
Income (loss) from continuing operations before income taxes	10,309	7,348	5,862	3,950	5,266	5,971	4,394	3,176	6,183	4,042	4,788	(2,103)
Income taxes (benefits)	2,332	1,155	1,193	771	941	1,182	879	640	1,531	1,090	1,203	(296)
Income (loss) from continuing operations	7,977	6,193	4,669	3,179	4,325	4,789	3,515	2,536	4,652	2,952	3,585	(1,807)
Income (loss) from discontinued operations, net of taxes	(2)	10	(1)	-	(2)	(221)	(6)	(2)	(1)	(1)	2	(1)
Net income (loss) before noncontrolling interests	7,975	6,203	4,668	3,179	4,323	4,568	3,509	2,534	4,651	2,951	3,587	(1,808)
Net income (loss) attributable to noncontrolling interests	33	10	24	6	17	21	30	21	45	36	41	31
Citigroup's net income (loss)	$7,942	$6,193	$4,644	$3,173	$4,306	$4,547	$3,479	$2,513	$4,606	$2,915	$3,546	$(1,839)

Diluted earnings per share:
Income (loss) from continuing operations	$3.62	$2.84	$2.15	$1.46	$2.02	$2.30	$1.63	$1.16	$2.19	$1.33	$1.63	$(1.16)
Net income (loss)	$3.62	$2.85	$2.15	$1.46	$2.02	$2.19	$1.63	$1.16	$2.19	$1.33	$1.63	$(1.16)

Preferred dividends	$292	$253	$266	$229	$279	$238	$277	$238	$277	$288	$333	$300

Income allocated to unrestricted common shareholders—basic
Income (loss) from continuing operations (for EPS purposes)	7,586	5,889	4,353	2,924	4,004	4,495	3,180	2,253	4,296	2,595	3,158	(2,217)
Net income (loss) (for EPS purposes)	7,584	5,899	4,352	2,924	4,002	4,274	3,174	2,251	4,295	2,594	3,160	(2,218)

Income allocated to unrestricted common shareholders—diluted
Income (loss) from continuing operations (for EPS purposes)	7,593	5,897	4,360	2,932	4,012	4,506	3,191	2,264	4,307	2,610	3,174	(2,217)
Net income (loss) (for EPS purposes)	7,591	5,907	4,360	2,932	4,010	4,285	3,185	2,262	4,306	2,609	3,176	(2,218)

Shares (in millions):
Average basic	2,082.0	2,056.5	2,009.3	1,984.3	1,971.7	1,941.5	1,936.8	1,936.9	1,943.5	1,942.8	1,924.4	1,909.7
Average diluted	2,096.6	2,073.0	2,026.2	2,001.6	1,988.2	1,958.1	1,955.1	1,955.9	1,964.1	1,968.6	1,951.7	1,909.7
Common shares outstanding, at period end	2,067.0	2,026.8	1,984.3	1,984.4	1,941.9	1,936.7	1,936.9	1,937.0	1,946.8	1,925.7	1,913.9	1,903.1

Regulatory capital ratios and performance metrics:
Common Equity Tier 1 (CET1) Capital ratio(2)(3)	11.82%	11.83%	11.65%	12.25%	11.38%	11.90%	12.29%	13.03%	13.44%	13.37%	13.59%	13.37%
Tier 1 Capital ratio(2)(3)	13.53%	13.35%	13.15%	13.91%	12.98%	13.57%	14.01%	14.80%	15.31%	15.24%	15.40%	15.02%
Total Capital ratio(2)(3)	15.64%	15.63%	15.37%	16.04%	14.84%	15.16%	15.09%	15.46%	15.57%	16.04%	15.78%	15.13%
Supplementary Leverage ratio (SLR)(3)(4)	6.96%	5.84%	5.80%	5.73%	5.58%	5.63%	5.71%	5.82%	5.96%	5.97%	6.04%	5.82%
Return on average assets	1.39%	1.06%	0.79%	0.53%	0.74%	0.77%	0.58%	0.41%	0.76%	0.47%	0.58%	(0.30%)
Return on average common equity (RoCE)	17.2%	13.0%	9.5%	6.4%	9.0%	9.7%	7.1%	5.0%	9.5%	5.6%	6.7%	(4.5%)
Average tangible common equity (TCE) (in billions of dollars)(5)	$154.7	$156.9	$157.4	$157.0	$155.3	$154.4	$155.5	$156.9	$161.1	$164.1	$165.3	$165.2
Return on tangible common equity (RoTCE)(5)	20.1%	15.2%	11.0%	7.4%	10.5%	11.2%	8.2%	5.8%	10.9%	6.4%	7.7%	(5.1%)
Operating leverage(6)	N/D	N/D	N/D	N/D	(1,781) bps	259 bps	(219) bps	993 bps	1,088 bps	(1,049) bps	290 bps	(2,657) bps
Efficiency ratio (total operating expenses/total revenues, net)	57.9%	64.5%	67.3%	79.4%	68.5%	63.0%	68.7%	72.0%	61.8%	69.6%	66.9%	91.7%

Balance sheet data (in billions of dollars, except per share amounts):
Total assets	$2,314.3	$2,327.9	$2,361.9	$2,291.4	$2,394.1	$2,380.9	$2,381.1	$2,416.7	$2,455.1	$2,423.7	$2,368.5	$2,411.8
Total average assets	2,316.8	2,341.8	2,346.0	2,386.2	2,374.0	2,380.1	2,399.4	2,430.6	2,462.2	2,465.6	2,413.8	2,427.3
Total loans	666.0	676.8	664.8	667.8	659.7	657.3	646.0	657.2	652.0	660.6	666.3	689.4
Total deposits	1,301.0	1,310.3	1,347.5	1,317.2	1,333.7	1,321.8	1,306.5	1,366.0	1,330.5	1,319.9	1,273.5	1,308.7
Citigroup's stockholders' equity	202.5	202.2	200.9	202.0	197.7	199.0	198.6	201.2	208.3	208.7	209.5	205.5
Book value per share	88.18	90.86	92.16	92.21	92.03	92.95	92.71	94.06	96.59	97.87	99.28	98.71
Tangible book value per share(5)	75.50	77.87	79.07	79.16	79.03	80.25	80.34	81.65	84.21	85.34	86.90	86.19

Direct staff (in thousands)	211	214	220	223	228	231	238	240	240	240	240	239

(1)	Not used.
(2)	Citi's binding CET1 Capital ratio was derived under the Basel III Standardized Approach, whereas Citi's binding Tier 1 Capital and Total Capital ratios were derived under the Basel III Advanced Approaches framework for December 31, 2025. In prior quarters, the binding Tier 1 Capital ratios were derived under the Basel III Standardized Approach. For the composition of Citi's CET1 Capital and ratio, see page 22.
(3)	Commencing January 1, 2025, the capital effects resulting from adoption of the Current Expected Credit Losses (CECL) methodology have been fully reflected in Citi's regulatory capital. For additional information, see "Capital Resources—Regulatory Capital Treatment—Modified Transition of the Current Expected Credit Losses Methodology" in Citigroup's 2024 Annual Report on Form 10-K.
(4)	For the composition of Citi's SLR, see page 22.
(5)	TCE, RoTCE and Tangible book value per share are non-GAAP financial measures. See page 23 for a reconciliation of Tangible book value per share and Citi's average TCE to Citi's total average stockholders' equity.
(6)	Represents the year-over-year growth rate in basis points (bps) of total revenues, net of interest expense less the year-over-year growth rate of total operating expenses. Positive operating leverage indicates that the revenue growth rate was greater than the expense growth rate.

Note: Ratios and variance percentages are calculated based on the displayed amounts.

NM Not meaningful.

N/D Not disclosed.

Reclassified to conform to the current period's presentation.

CITIGROUP FINANCIAL SUMMARY

(In millions of dollars, except per share amounts, ratios, bps, and as otherwise noted)

									Full	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2024	2024	2024	2024	2025	2025	2025	2025	2021	2022	2023	2024	2025
Revenues, net of interest expense	$21,016	$20,032	$20,209	$19,465	$21,596	$21,668	$22,090	$19,871	$71,574	$74,982	$78,066	$80,722	$85,225
Operating expenses	14,107	13,246	13,144	13,070	13,425	13,577	14,290	13,840	47,883	50,936	55,970	53,567	55,132
Net credit losses (NCLs)	2,303	2,283	2,172	2,242	2,459	2,234	2,214	2,190	4,895	3,789	6,437	9,000	9,097
Credit reserve build (release) for loans	119	76	210	321	102	243	45	10	(7,998)	956	1,349	726	400
Provision / (release) for unfunded lending commitments	(98)	(8)	105	(118)	108	(19)	100	13	(788)	291	(425)	(119)	202
Provisions for benefits and claims, other assets and HTM debt securities	41	125	188	148	54	414	91	7	113	203	1,825	502	566
Provisions for credit losses and for benefits and claims	2,365	2,476	2,675	2,593	2,723	2,872	2,450	2,220	(3,778)	5,239	9,186	10,109	10,265
Income (loss) from continuing operations before income taxes	4,544	4,310	4,390	3,802	5,448	5,219	5,350	3,811	27,469	18,807	12,910	17,046	19,828
Income taxes (benefits)	1,136	1,047	1,116	912	1,340	1,186	1,559	1,288	5,451	3,642	3,528	4,211	5,373
Income (loss) from continuing operations	3,408	3,263	3,274	2,890	4,108	4,033	3,791	2,523	22,018	15,165	9,382	12,835	14,455
Income (loss) from discontinued operations, net of taxes	(1)	-	(1)	-	(1)	-	(1)	(1)	7	(231)	(1)	(2)	(3)
Net income (loss) before noncontrolling interests	3,407	3,263	3,273	2,890	4,107	4,033	3,790	2,522	22,025	14,934	9,381	12,833	14,452
Net income (loss) attributable to noncontrolling interests	36	46	35	34	43	14	38	51	73	89	153	151	146
Citigroup's net income (loss)	$3,371	$3,217	$3,238	$2,856	$4,064	$4,019	$3,752	$2,471	$21,952	$14,845	$9,228	$12,682	$14,306

Diluted earnings per share:
Income (loss) from continuing operations	$1.58	$1.52	$1.51	$1.34	$1.96	$1.96	$1.86	$1.19	$10.14	$7.11	$4.04	$5.95	$6.99
Net income (loss)	$1.58	$1.52	$1.51	$1.34	$1.96	$1.96	$1.86	$1.19	$10.14	$7.00	$4.04	$5.94	$6.99

Preferred dividends	$279	$242	$277	$256	$269	$287	$274	$284	$1,040	$1,032	$1,198	$1,054	1,114

Income allocated to unrestricted common shareholders—basic
Income (loss) from continuing operations (for EPS purposes)	3,048	2,943	2,906	2,563	3,752	3,683	3,439	2,150	20,751	13,930	7,851	11,460	13,024
Net income (loss) (for EPS purposes)	3,047	2,943	2,905	2,563	3,751	3,683	3,438	2,149	20,758	13,700	7,850	11,458	13,021

Income allocated to unrestricted common shareholders—diluted
Income (loss) from continuing operations (for EPS purposes)	3,063	2,962	2,926	2,583	3,769	3,702	3,459	2,170	20,781	13,971	7,908	11,534	13,100
Net income (loss) (for EPS purposes)	3,062	2,962	2,925	2,583	3,768	3,702	3,458	2,169	20,789	13,741	7,907	11,532	13,097

Shares (in millions):
Average basic	1,910.4	1,907.7	1,899.9	1,887.6	1,879.0	1,855.9	1,820.3	1,772.8	2,033.0	1,946.7	1,930.1	1,901.4	1,832.0
Average diluted	1,943.2	1,945.7	1,940.3	1,931.0	1,919.6	1,893.1	1,862.6	1,816.9	2,049.4	1,964.3	1,955.8	1,940.1	1,873.1
Common shares outstanding, at period end	1,907.4	1,907.8	1,891.3	1,877.1	1,867.7	1,840.9	1,789.3	1,747.5

Regulatory capital ratios and performance metrics:
Common Equity Tier 1 (CET1) Capital ratio(2)(3)	13.45%	13.59%	13.71%	13.63%	13.41%	13.48%	13.27%	13.18%	12.25%	13.03%	13.37%	13.63%	13.18%
Tier 1 Capital ratio(2)(3)	15.11%	15.30%	15.24%	15.31%	15.10%	14.98%	14.97%	13.65%	13.91%	14.80%	15.02%	15.31%	13.65%
Total Capital ratio(2)(3)	15.17%	15.41%	15.21%	15.42%	15.41%	15.28%	15.31%	15.66%	16.04%	15.46%	15.13%	15.42%	15.66%
Supplementary Leverage ratio (SLR)(3)(4)	5.84%	5.89%	5.85%	5.85%	5.79%	5.53%	5.52%	5.48%	5.73%	5.82%	5.82%	5.85%	5.48%
Return on average assets	0.55%	0.53%	0.52%	0.46%	0.65%	0.61%	0.55%	0.36%	0.94%	0.62%	0.38%	0.51%	0.54%
Return on average common equity (RoCE)	6.6%	6.3%	6.2%	5.4%	8.0%	7.7%	7.1%	4.5%	11.5%	7.7%	4.3%	6.1%	6.8%
Average tangible common equity (TCE) (in billions of dollars)(5)	$164.7	$166.1	$168.3	$168.6	$169.3	$172.1	$172.3	$170.4	$156.3	$155.9	$163.4	$166.7	$170.6
Return on tangible common equity (RoTCE)(5)	7.6%	7.2%	7.0%	6.1%	9.1%	8.7%	8.0%	5.1%	13.4%	8.9%	4.9%	7.0%	7.7%
Operating leverage(6)	(845) bps	524 bps	281 bps	3,002 bps	759 bps	567 bps	59 bps	(381) bps	(1,340) bps	(161) bps	(577) bps	770 bps	266 bps
Efficiency ratio (total operating expenses/total revenues, net)	67.1%	66.1%	65.0%	67.1%	62.2%	62.7%	64.7%	69.6%	66.9%	67.9%	71.7%	66.4%	64.7%

Balance sheet data (in billions of dollars, except per share amounts):
Total assets	$2,432.5	$2,405.7	$2,430.7	$2,352.9	$2,571.5	$2,622.8	$2,642.5	$2,657.2	$2,291.4	$2,416.7	$2,411.8	$2,352.9	$2,657.2
Total average assets	2,450.3	2,456.5	2,492.1	2,474.8	2,517.1	2,647.8	2,688.8	2,722.5	2,347.7	2,396.0	2,442.2	2,468.4	2,644.1
Total loans	674.6	687.7	688.9	694.5	702.1	725.3	733.9	752.2	667.8	657.2	689.4	694.5	752.2
Total deposits	1,307.2	1,278.1	1,310.0	1,284.5	1,316.4	1,357.7	1,383.9	1,403.6	1,317.2	1,366.0	1,308.7	1,284.5	1,403.6
Citigroup's stockholders' equity	206.6	208.3	209.1	208.6	212.4	213.2	213.0	212.3	202.0	201.2	205.5	208.6	212.3
Book value per share	99.08	99.70	101.91	101.62	103.90	106.94	108.41	110.01	92.21	94.06	98.71	101.62	110.01
Tangible book value per share(5)	86.67	87.53	89.67	89.34	91.52	94.16	95.72	97.06	79.16	81.65	86.19	89.34	97.06

Direct staff (in thousands)	237	229	229	229	229	230	227	226	223	240	239	229	226

(1)	Not used.
(2)	Citi's binding CET1 Capital ratio was derived under the Basel III Standardized Approach, whereas Citi's binding Tier 1 Capital and Total Capital ratios were derived under the Basel III Advanced Approaches framework for December 31, 2025. In prior quarters, the binding Tier 1 Capital ratios were derived under the Basel III Standardized Approach. For the composition of Citi's CET1 Capital and ratio, see page 22.
(3)	Commencing January 1, 2025, the capital effects resulting from adoption of the Current Expected Credit Losses (CECL) methodology have been fully reflected in Citi's regulatory capital. For additional information, see "Capital Resources—Regulatory Capital Treatment—Modified Transition of the Current Expected Credit Losses Methodology" in Citigroup's 2024 Annual Report on Form 10-K.
(4)	For the composition of Citi's SLR, see page 22.
(5)	TCE, RoTCE and Tangible book value per share are non-GAAP financial measures. See page 23 for a reconciliation of Tangible book value per share and Citi's average TCE to Citi's total average stockholders' equity.
(6)	Represents the year-over-year growth rate in basis points (bps) of total revenues, net of interest expense less the year-over-year growth rate of total operating expenses. Positive operating leverage indicates that the revenue growth rate was greater than the expense growth rate.

Note: Ratios and variance percentages are calculated based on the displayed amounts.

NM Not meaningful.

N/D Not disclosed.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME

(In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2021	2021	2021	2021	2022	2022	2022	2022	2023	2023	2023	2023
Revenues
Interest income (including dividends)	$12,534	$12,463	$12,650	$12,828	$13,151	$15,630	$19,919	$25,708	$29,395	$32,647	$34,837	$36,379
Interest expense	2,028	1,985	1,959	2,009	2,280	3,666	7,356	12,438	16,047	18,747	21,009	22,555
Net interest income (NII)	10,506	10,478	10,691	10,819	10,871	11,964	12,563	13,270	13,348	13,900	13,828	13,824

Commissions and fees	3,606	3,301	3,317	3,138	2,482	2,373	2,052	1,912	2,283	2,020	2,082	2,124
Principal transactions	3,805	2,159	2,236	1,608	4,540	4,459	2,349	1,811	3,465	2,047	2,440	329
Administration and other fiduciary fees	961	1,022	1,007	953	966	1,023	915	880	896	989	971	925
Realized gains (losses) on sales of investments, net	401	137	117	10	80	(58)	52	(7)	72	49	30	37
Net impairment losses on investments recognized in earnings	(69)	(13)	(31)	(96)	(90)	(94)	(86)	(224)	(87)	(70)	(71)	(99)
Other revenue (loss)	393	596	28	494	251	(108)	576	260	1,387	389	746	212
Total non-interest revenues (NIR)	9,097	7,202	6,674	6,107	8,229	7,595	5,858	4,632	8,016	5,424	6,198	3,528
Total revenues, net of interest expense	19,603	17,680	17,365	16,926	19,100	19,559	18,421	17,902	21,364	19,324	20,026	17,352

Provisions for credit losses and for benefits and claims
Net credit losses on loans	1,748	1,320	961	866	872	850	887	1,180	1,302	1,504	1,637	1,994
Credit reserve build / (release) for loans	(3,227)	(2,446)	(1,149)	(1,176)	(612)	534	441	593	435	257	179	478
Provision for credit losses on loans	(1,479)	(1,126)	(188)	(310)	260	1,384	1,328	1,773	1,737	1,761	1,816	2,472
Provision for credit losses on held-to-maturity (HTM) debt securities	(11)	4	(10)	14	(2)	20	10	5	(17)	(4)	(3)	-
Provision for credit losses on other assets	9	(3)	(3)	(3)	(4)	7	73	-	425	149	56	1,132
Policyholder benefits and claims	52	15	22	27	27	22	25	20	24	14	25	24
Provision for credit losses on unfunded lending commitments	(626)	44	(13)	(193)	474	(159)	(71)	47	(194)	(96)	(54)	(81)
Total provisions for credit losses and for benefits and claims	(2,055)	(1,066)	(192)	(465)	755	1,274	1,365	1,845	1,975	1,824	1,840	3,547

Operating expenses
Compensation and benefits	6,001	5,982	6,058	7,093	6,820	6,472	6,745	6,618	7,538	7,388	7,424	6,882
Technology / communication	1,852	1,895	1,997	2,084	2,016	2,068	2,145	2,358	2,127	2,309	2,256	2,414
Transactional and product servicing	1,010	1,007	988	1,033	986	1,018	949	946	934	992	974	1,080
Premises and equipment	576	558	560	620	543	619	557	601	598	595	620	695
Professional services	558	603	639	744	548	622	635	676	479	552	512	535
Advertising and marketing	270	340	402	478	311	414	407	424	331	361	324	377
Restructuring	-	-	-	-	-	-	-	-	-	-	-	781
Other operating	1,082	1,013	1,051	1,389	1,855	1,101	1,224	1,258	1,199	1,261	1,288	3,144
Total operating expenses	11,349	11,398	11,695	13,441	13,079	12,314	12,662	12,881	13,206	13,458	13,398	15,908

Income (loss) from continuing operations before income taxes	10,309	7,348	5,862	3,950	5,266	5,971	4,394	3,176	6,183	4,042	4,788	(2,103)
Provision (benefit) for income taxes	2,332	1,155	1,193	771	941	1,182	879	640	1,531	1,090	1,203	(296)

Income (loss) from continuing operations	7,977	6,193	4,669	3,179	4,325	4,789	3,515	2,536	4,652	2,952	3,585	(1,807)
Discontinued operations
Income (loss) from discontinued operations	(2)	10	(1)	-	(2)	(262)	(6)	(2)	(1)	(1)	2	(1)
Provision (benefit) for income taxes	-	-	-	-	-	(41)	-	-	-	-	-	-
Income (loss) from discontinued operations, net of taxes	(2)	10	(1)	-	(2)	(221)	(6)	(2)	(1)	(1)	2	(1)

Net income (loss) before attribution to noncontrolling interests	7,975	6,203	4,668	3,179	4,323	4,568	3,509	2,534	4,651	2,951	3,587	(1,808)
Noncontrolling interests	33	10	24	6	17	21	30	21	45	36	41	31

Citigroup's net income (loss)	$7,942	$6,193	$4,644	$3,173	$4,306	$4,547	$3,479	$2,513	$4,606	$2,915	$3,546	$(1,839)

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME

(In millions of dollars)

									Full	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2024	2024	2024	2024	2025	2025	2025	2025	2021	2022	2023	2024	2025
Revenues
Interest income (including dividends)	$36,223	$35,987	$36,456	$35,047	$33,666	$35,859	$36,690	$36,649	$50,475	$74,408	$133,258	$143,713	$142,864
Interest expense	22,716	22,494	23,094	21,314	19,654	20,684	21,750	20,984	7,981	25,740	78,358	89,618	83,072
Net interest income (NII)	13,507	13,493	13,362	13,733	14,012	15,175	14,940	15,665	42,494	48,668	54,900	54,095	59,792

Commissions and fees	2,636	2,555	2,589	2,456	2,707	2,745	2,888	2,829	13,362	8,819	8,509	10,236	11,169
Principal transactions	3,103	2,718	2,835	2,453	3,510	2,503	2,772	1,450	9,808	13,159	8,281	11,109	10,235
Administration and other fiduciary fees	1,037	1,046	1,059	992	1,045	1,123	1,117	1,129	3,943	3,784	3,781	4,134	4,414
Realized gains (losses) on sales of investments, net	115	23	72	118	121	138	105	107	665	67	188	328	471
Net impairment losses on investments recognized in earnings	(30)	(21)	(41)	(338)	(58)	(35)	(25)	(234)	(209)	(494)	(327)	(430)	(352)
Other revenue (loss)	648	218	333	51	259	19	293	(1,075)	1,511	979	2,734	1,250	(504)
Total non-interest revenues (NIR)	7,509	6,539	6,847	5,732	7,584	6,493	7,150	4,206	29,080	26,314	23,166	26,627	25,433
Total revenues, net of interest expense	21,016	20,032	20,209	19,465	21,596	21,668	22,090	19,871	71,574	74,982	78,066	80,722	85,225

Provisions for credit losses and for benefits and claims
Net credit losses on loans	2,303	2,283	2,172	2,242	2,459	2,234	2,214	2,190	4,895	3,789	6,437	9,000	9,097
Credit reserve build / (release) for loans	119	76	210	321	102	243	45	10	(7,998)	956	1,349	726	400
Provision for credit losses on loans	2,422	2,359	2,382	2,563	2,561	2,477	2,259	2,200	(3,103)	4,745	7,786	9,726	9,497
Provision for credit losses on held-to-maturity (HTM) debt securities	10	(5)	50	(5)	(5)	7	(5)	15	(3)	33	(24)	50	12
Provision for credit losses on other assets	4	112	110	136	39	381	79	(32)	-	76	1,762	362	467
Policyholder benefits and claims	27	18	28	17	20	26	17	24	116	94	87	90	87
Provision for credit losses on unfunded lending commitments	(98)	(8)	105	(118)	108	(19)	100	13	(788)	291	(425)	(119)	202
Total provisions for credit losses and for benefits and claims	2,365	2,476	2,675	2,593	2,723	2,872	2,450	2,220	(3,778)	5,239	9,186	10,109	10,265

Operating expenses
Compensation and benefits	7,673	6,888	7,058	6,923	7,464	7,633	7,474	7,068	25,134	26,655	29,232	28,542	29,639
Technology / communication	2,246	2,238	2,273	2,278	2,379	2,290	2,325	2,429	7,828	8,587	9,106	9,035	9,423
Transactional and product servicing	1,111	1,122	1,103	1,102	1,102	1,184	1,110	1,179	4,038	3,899	3,980	4,438	4,575
Premises and equipment	585	597	606	650	574	615	607	681	2,314	2,320	2,508	2,438	2,477
Professional services	426	449	491	650	476	510	514	573	2,544	2,481	2,078	2,016	2,073
Advertising and marketing	228	280	282	323	250	269	260	318	1,490	1,556	1,393	1,113	1,097
Restructuring	225	36	9	(11)	(3)	(2)	(5)	(4)	-	-	781	259	(14)
Other operating	1,613	1,636	1,322	1,155	1,183	1,078	2,005	1,596	4,535	5,438	6,892	5,726	5,862
Total operating expenses	14,107	13,246	13,144	13,070	13,425	13,577	14,290	13,840	47,883	50,936	55,970	53,567	55,132

Income (loss) from continuing operations before income taxes	4,544	4,310	4,390	3,802	5,448	5,219	5,350	3,811	27,469	18,807	12,910	17,046	19,828
Provision (benefit) for income taxes	1,136	1,047	1,116	912	1,340	1,186	1,559	1,288	5,451	3,642	3,528	4,211	5,373

Income (loss) from continuing operations	3,408	3,263	3,274	2,890	4,108	4,033	3,791	2,523	22,018	15,165	9,382	12,835	14,455
Discontinued operations
Income (loss) from discontinued operations	(1)	-	(1)	-	(1)	-	(1)	(1)	7	(272)	(1)	(2)	(3)
Provision (benefit) for income taxes	-	-	-	-	-	-	-	-	-	(41)	-	-	-
Income (loss) from discontinued operations, net of taxes	(1)	-	(1)	-	(1)	-	(1)	(1)	7	(231)	(1)	(2)	(3)
													-
Net income (loss) before attribution to noncontrolling interests	3,407	3,263	3,273	2,890	4,107	4,033	3,790	2,522	22,025	14,934	9,381	12,833	14,452
Noncontrolling interests	36	46	35	34	43	14	38	51	73	89	153	151	146

Citigroup's net income (loss)	$3,371	$3,217	$3,238	$2,856	$4,064	$4,019	$3,752	$2,471	$21,952	$14,845	$9,228	$12,682	$14,306

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET

(In millions of dollars)

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,
	2021	2021	2021	2021	2022	2022	2022	2022	2023	2023	2023	2023
Assets
Cash and due from banks (including segregated cash and other deposits)	$26,204	$27,117	$28,906	$27,515	$27,768	$24,902	$26,502	$30,577	$26,224	$25,763	$26,548	$27,342
Deposits with banks, net of allowance	298,478	272,121	294,902	234,518	244,319	259,128	273,105	311,448	302,735	271,145	227,439	233,590
Securities borrowed and purchased under agreements to resell, net of allowance	315,072	309,047	337,696	327,288	345,410	361,334	349,214	365,401	384,198	337,103	335,059	345,700
Brokerage receivables, net of allowance	60,465	61,138	59,487	54,340	89,218	80,486	79,696	54,192	55,491	60,850	66,194	53,915
Trading account assets	360,659	370,950	342,914	331,945	357,997	340,875	358,260	334,114	383,906	423,189	406,368	411,756
Investments
Available-for-sale debt securities	304,036	302,977	295,573	288,522	264,774	238,499	232,143	249,679	240,487	237,334	241,783	256,936
Held-to-maturity debt securities, net of allowance	161,742	176,742	198,056	216,963	242,547	267,592	267,864	268,863	264,342	262,066	259,456	254,247
Equity securities	7,181	7,344	7,220	7,337	7,281	7,787	8,009	8,040	7,749	7,745	7,759	7,902
Total investments	472,959	487,063	500,849	512,822	514,602	513,878	508,016	526,582	512,578	507,145	508,998	519,085
Loans
Consumer(2)	375,532	380,804	369,292	376,534	350,328	355,605	357,583	368,067	363,696	374,591	377,714	389,197
Corporate(3)	290,456	296,030	295,472	291,233	309,341	301,728	288,377	289,154	288,299	286,021	288,634	300,165
Loans, net of unearned income	665,988	676,834	664,764	667,767	659,669	657,333	645,960	657,221	651,995	660,612	666,348	689,362
Allowance for credit losses on loans (ACLL)	(21,638)	(19,238)	(17,715)	(16,455)	(15,393)	(15,952)	(16,309)	(16,974)	(17,169)	(17,496)	(17,629)	(18,145)
Total loans, net	644,350	657,596	647,049	651,312	644,276	641,381	629,651	640,247	634,826	643,116	648,719	671,217
Goodwill	21,905	22,060	21,573	21,299	19,865	19,597	19,326	19,691	19,882	19,998	19,829	20,098
Intangible assets (including MSRs)	4,741	4,687	4,553	4,495	4,522	4,526	4,485	4,428	4,632	4,576	4,540	4,421
Premises and equipment, net of depreciation and amortization	23,379	23,658	23,671	24,328	24,624	24,788	25,157	26,253	27,119	27,818	27,959	28,747
Other assets, net of allowance	86,054	92,431	100,276	101,551	121,504	110,009	107,652	103,743	103,522	102,972	96,824	95,963
Total assets	$2,314,266	$2,327,868	$2,361,876	$2,291,413	$2,394,105	$2,380,904	$2,381,064	$2,416,676	$2,455,113	$2,423,675	$2,368,477	$2,411,834

Liabilities
Non-interest-bearing deposits in U.S. offices	$138,192	$149,373	$145,103	$158,552	$153,666	$147,214	$135,514	$122,655	$123,969	$109,844	$104,061	$112,089
Interest-bearing deposits in U.S. offices	497,335	485,589	567,902	543,283	557,327	565,785	570,920	607,470	587,477	590,700	569,428	576,784
Total U.S. deposits	635,527	634,962	713,005	701,835	710,993	712,999	706,434	730,125	711,446	700,544	673,489	688,873
Non-interest-bearing deposits in offices outside the U.S.	101,662	101,723	94,016	97,270	98,579	100,266	98,904	95,182	90,404	91,899	84,663	88,988
Interest-bearing deposits in offices outside the U.S.	563,786	573,596	540,507	518,125	524,139	508,583	501,148	540,647	528,609	527,424	515,354	530,820
Total international deposits	665,448	675,319	634,523	615,395	622,718	608,849	600,052	635,829	619,013	619,323	600,017	619,808

Total deposits	1,300,975	1,310,281	1,347,528	1,317,230	1,333,711	1,321,848	1,306,486	1,365,954	1,330,459	1,319,867	1,273,506	1,308,681
Securities loaned and sold under agreements to repurchase	219,168	221,817	209,184	191,285	204,494	198,472	203,429	202,444	257,681	260,035	256,770	278,107
Brokerage payables	60,907	59,416	60,501	61,430	91,324	96,474	87,841	69,218	76,708	69,433	75,076	63,539
Trading account liabilities	179,117	174,706	179,286	161,529	188,059	180,453	196,479	170,647	185,010	170,664	164,624	155,345
Short-term borrowings	32,087	31,462	29,683	27,973	30,144	40,054	47,368	47,096	40,187	40,430	43,166	37,457
Long-term debt	256,335	264,575	258,274	254,374	253,954	257,425	253,068	271,606	279,684	274,510	275,760	286,619
Other liabilities, plus allowances(4)	62,404	62,701	75,810	74,920	94,066	86,552	87,276	87,873	76,365	79,314	69,380	75,835
Total liabilities	$2,110,993	$2,124,958	$2,160,266	$2,088,741	$2,195,752	$2,181,278	$2,181,947	$2,214,838	$2,246,094	$2,214,253	$2,158,282	$2,205,583

Stockholders' equity
Preferred stock	$20,280	$17,995	$17,995	$18,995	$18,995	$18,995	$18,995	$18,995	$20,245	$20,245	$19,495	$17,600
Common stock	31	31	31	31	31	31	31	31	31	31	31	31
Additional paid-in capital(5)	107,694	107,820	107,922	108,003	108,050	108,210	108,347	108,458	108,369	108,579	108,757	108,955
Retained earnings	174,816	179,686	183,024	184,948	187,962	191,261	193,462	194,734	198,353	199,976	202,135	198,905
Treasury stock, at cost	(65,261)	(68,253)	(71,246)	(71,240)	(73,744)	(73,988)	(73,977)	(73,967)	(73,262)	(74,247)	(74,738)	(75,238)
Accumulated other comprehensive income (loss) (AOCI)(5)(6)	(35,011)	(35,120)	(36,851)	(38,765)	(43,585)	(45,495)	(48,298)	(47,062)	(45,441)	(45,865)	(46,177)	(44,800)
Total common equity	$182,269	$184,164	$182,880	$182,977	$178,714	$180,019	$179,565	$182,194	$188,050	$188,474	$190,008	$187,853

Total Citigroup stockholders' equity	$202,549	$202,159	$200,875	$201,972	$197,709	$199,014	$198,560	$201,189	$208,295	$208,719	$209,503	$205,453
Noncontrolling interests(5)	724	751	735	700	644	612	557	649	724	703	692	798
Total equity	203,273	202,910	201,610	202,672	198,353	199,626	199,117	201,838	209,019	209,422	210,195	206,251
Total liabilities and equity	$2,314,266	$2,327,868	$2,361,876	$2,291,413	$2,394,105	$2,380,904	$2,381,064	$2,416,676	$2,455,113	$2,423,675	$2,368,477	$2,411,834

(1)	Not used.
(2)	Consumer loans include loans managed by USCC, Wealth, and All Other—Legacy Franchises (other than Mexico small business and middle-market banking (Mexico SBMM), and the Assets Finance Group (AFG)).
(3)	Corporate loans include loans managed by Services, Markets, Banking, and All Other—Legacy Franchises—Mexico SBMM, and the AFG.
(4)	Includes allowance for credit losses for unfunded lending commitments. See page 19.
(5)	The December 31, 2025 balances includes the impact from the sale of the 25% equity stake in Grupo Financiero Banamex, S.A. de C.V.
(6)	Included within AOCI is the Cumulative Translation Adjustment (CTA), net of hedges and taxes, attributable to Grupo Financiero Banamex, S.A. de C.V. and its consolidated subsidiaries as of June 30, 2025 and September 30, 2025. During the quarter of deconsolidation, the CTA loss will be recognized through earnings, impacting EPS and RoTCE, and reversing the temporary capital benefit from prior sales; the cumulative impact of CTA will ultimately be regulatory capital neutral.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET

(In millions of dollars)

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,
	2024	2024	2024	2024	2025	2025	2025	2025
Assets
Cash and due from banks (including segregated cash and other deposits)	$25,174	$26,917	$25,266	$22,782	$24,463	$24,991	$23,545	$23,717
Deposits with banks, net of allowance	247,556	219,217	277,828	253,750	283,868	312,482	324,515	325,862
Securities borrowed and purchased under agreements to resell, net of allowance	344,264	317,970	285,928	274,062	390,215	323,892	321,347	356,195
Brokerage receivables, net of allowance	61,314	64,563	63,653	50,841	57,440	64,029	75,992	62,679
Trading account assets	431,468	446,339	458,072	442,747	518,577	568,558	562,254	537,139
Investments
Available-for-sale debt securities	254,898	249,362	234,444	226,876	225,180	235,802	246,227	246,720
Held-to-maturity debt securities, net of allowance	252,459	251,125	248,274	242,382	220,385	206,094	197,092	189,831
Equity securities	7,826	7,789	7,953	7,399	7,323	7,504	7,413	7,678
Total investments	515,183	508,276	490,671	476,657	452,888	449,400	450,732	444,229
Loans
Consumer(2)	381,759	386,117	389,151	393,102	386,312	395,759	398,628	408,533
Corporate(3)	292,819	301,605	299,771	301,386	315,744	329,586	335,277	343,697
Loans, net of unearned income	674,578	687,722	688,922	694,488	702,056	725,345	733,905	752,230
Allowance for credit losses on loans (ACLL)	(18,296)	(18,216)	(18,356)	(18,574)	(18,726)	(19,123)	(19,206)	(19,247)
Total loans, net	656,282	669,506	670,566	675,914	683,330	706,222	714,699	732,983
Goodwill	20,042	19,704	19,691	19,300	19,422	19,878	19,126	19,098
Intangible assets (including MSRs)	4,338	4,226	4,121	4,494	4,430	4,409	4,330	4,284
Premises and equipment, net of depreciation and amortization	29,188	29,399	30,096	30,192	30,814	32,312	32,819	33,339
Other assets, net of allowance	97,701	99,569	104,771	102,206	106,067	116,599	113,116	117,677
Total assets	$2,432,510	$2,405,686	$2,430,663	$2,352,945	$2,571,514	$2,622,772	$2,642,475	$2,657,202

Liabilities
Non-interest-bearing deposits in U.S. offices	$112,535	$117,607	$118,034	$123,338	$122,472	$119,898	$116,921	$121,610
Interest-bearing deposits in U.S. offices	570,259	546,772	558,461	551,547	562,628	575,709	592,728	613,052
Total U.S. deposits	682,794	664,379	676,495	674,885	685,100	695,607	709,649	734,662
Non-interest-bearing deposits in offices outside the U.S.	87,936	83,150	84,913	84,349	82,215	86,458	83,920	87,041
Interest-bearing deposits in offices outside the U.S.	536,433	530,608	548,591	525,224	549,095	575,668	590,360	581,870
Total international deposits	624,369	613,758	633,504	609,573	631,310	662,126	674,280	668,911

Total deposits	1,307,163	1,278,137	1,309,999	1,284,458	1,316,410	1,357,733	1,383,929	1,403,573
Securities loaned and sold under agreements to repurchase	299,387	305,206	278,377	254,755	403,959	347,913	349,726	348,098
Brokerage payables	73,013	73,621	81,186	66,601	78,302	90,949	89,596	74,836
Trading account liabilities	156,652	151,259	142,534	133,846	148,688	163,952	160,243	162,798
Short-term borrowings	31,910	38,694	41,340	48,505	49,139	55,560	54,760	51,878
Long-term debt	285,495	280,321	299,081	287,300	295,684	317,761	315,846	315,827
Other liabilities, plus allowances(4)	71,492	69,304	68,244	68,114	66,074	74,774	74,498	86,370
Total liabilities	$2,225,112	$2,196,542	$2,220,761	$2,143,579	$2,358,256	$2,408,642	$2,428,598	$2,443,380

Stockholders' equity
Preferred stock	$17,600	$18,100	$16,350	$17,850	$18,350	$16,350	$19,050	$20,050
Common stock	31	31	31	31	31	31	31	31
Additional paid-in capital(5)	108,592	108,785	108,969	109,117	108,616	108,839	109,010	108,452
Retained earnings	200,956	202,913	204,770	206,294	209,013	211,674	214,034	215,128
Treasury stock, at cost	(74,865)	(74,842)	(75,840)	(76,842)	(77,880)	(79,886)	(84,932)	(89,473)
Accumulated other comprehensive income (loss) (AOCI)(5)(6)	(45,729)	(46,677)	(45,197)	(47,852)	(45,722)	(43,786)	(44,170)	(41,897)
Total common equity	$188,985	$190,210	$192,733	$190,748	$194,058	$196,872	$193,973	$192,241

Total Citigroup stockholders' equity	$206,585	$208,310	$209,083	$208,598	$212,408	$213,222	$213,023	$212,291
Noncontrolling interests(5)	813	834	819	768	850	908	854	1,531
Total equity	207,398	209,144	209,902	209,366	213,258	214,130	213,877	213,822
Total liabilities and equity	$2,432,510	$2,405,686	$2,430,663	$2,352,945	$2,571,514	$2,622,772	$2,642,475	$2,657,202

(1)	Not used.
(2)	Consumer loans include loans managed by USCC, Wealth, and All Other—Legacy Franchises (other than Mexico small business and middle-market banking (Mexico SBMM), and the Assets Finance Group (AFG)).
(3)	Corporate loans include loans managed by Services, Markets, Banking, and All Other—Legacy Franchises—Mexico SBMM, and the AFG.
(4)	Includes allowance for credit losses for unfunded lending commitments. See page 19.
(5)	The December 31, 2025 balances includes the impact from the sale of the 25% equity stake in Grupo Financiero Banamex, S.A. de C.V.
(6)	Included within AOCI is the Cumulative Translation Adjustment (CTA), net of hedges and taxes, attributable to Grupo Financiero Banamex, S.A. de C.V. and its consolidated subsidiaries as of June 30, 2025 and September 30, 2025. During the quarter of deconsolidation, the CTA loss will be recognized through earnings, impacting EPS and RoTCE, and reversing the temporary capital benefit from prior sales; the cumulative impact of CTA will ultimately be regulatory capital neutral.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

OPERATING SEGMENT, REPORTING UNIT, AND COMPONENT DETAILS

(In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q
	2021	2021	2021	2021	2022	2022	2022	2022	2023	2023	2023
Revenues, net of interest expense
Services	$3,001	$3,137	$3,134	$3,267	$3,468	$4,071	$4,203	$4,390	$4,572	$4,712	$4,792
Markets	6,146	4,658	4,684	3,620	6,239	5,469	4,418	4,275	5,790	4,900	4,746
Banking	2,124	1,849	2,055	1,998	1,502	1,739	925	628	932	927	1,120
Wealth	2,539	2,481	2,484	2,367	2,456	2,494	2,425	2,243	2,319	2,330	2,411
U.S. Consumer Cards (USCC)	3,397	3,156	3,302	3,354	3,393	3,467	3,689	3,793	4,071	3,988	4,258
All Other—managed basis(1)(2)	2,396	2,399	2,363	2,333	2,089	2,241	2,147	2,364	2,662	2,473	2,303
Reconciling Items—divestiture-related impacts(3)	-	-	(657)	(13)	(47)	78	614	209	1,018	(6)	396
Total net revenues—reported	$19,603	$17,680	$17,365	$16,926	$19,100	$19,559	$18,421	$17,902	$21,364	$19,324	$20,026

Income (loss) from continuing operations
Services	$915	$1,015	$915	$947	$665	$1,545	$1,637	$1,484	$1,446	$1,367	$1,492
Markets	2,933	1,645	1,427	689	2,498	1,873	941	888	1,890	1,233	1,065
Banking	1,718	919	762	767	(367)	550	(205)	(201)	(135)	(141)	(34)
Wealth	639	511	452	108	178	35	27	(87)	(66)	(137)	(26)
USCC	1,932	1,392	1,560	1,612	1,795	620	863	334	650	682	914
All Other—managed basis(1)(2)	(160)	711	133	118	144	131	(4)	5	219	40	(40)
Reconciling Items—divestiture-related impacts(3)	-	-	(580)	(1,062)	(588)	35	256	113	648	(92)	214

Income (loss) from continuing operations—reported	7,977	6,193	4,669	3,179	4,325	4,789	3,515	2,536	4,652	2,952	3,585

Discontinued operations	(2)	10	(1)	-	(2)	(221)	(6)	(2)	(1)	(1)	2

Net income (loss) attributable to noncontrolling interests	33	10	24	6	17	21	30	21	45	36	41

Net income (loss)	$7,942	$6,193	$4,644	$3,173	$4,306	$4,547	$3,479	$2,513	$4,606	$2,915	$3,546

(1)	Includes Legacy Franchises and certain unallocated costs of global staff functions (including finance, risk, human resources, legal, and compliance-related costs), other corporate expenses, and unallocated global operations and technology expenses, and income taxes, as well as Corporate Treasury investment activities and discontinued operations.
(2)	Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi's divestitures of its Asia consumer banking businesses and the planned divestiture of Mexico Consumer/SBMM (consists of Mexico consumer banking (Mexico Consumer) and Small Business and Middle-Market Banking (SBMM), collectively (Mexico Consumer/SBMM)) within Legacy Franchises. See pages 12 and 14 for additional information.
(3)	Reconciling Items consist of the divestiture-related impacts excluded from All Other on a managed basis. See page 14 for additional information. The Reconciling Items are fully reflected in the various line items in Citi's Consolidated Statement of Income (page 2). See page 14 for additional information.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

OPERATING SEGMENT, REPORTING UNIT, AND COMPONENT DETAILS

(In millions of dollars)

										Full	Full	Full	Full	Full
	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2023	2024	2024	2024	2024	2025	2025	2025	2025	2021	2022	2023	2024	2025
Revenues, net of interest expense
Services	$4,561	$5,043	$4,914	$5,207	$5,104	$5,204	$5,430	$5,730	$6,272	$12,539	$16,132	$18,637	$20,268	$22,636
Markets	3,452	5,405	5,124	4,910	4,612	6,075	5,980	5,745	4,609	19,108	20,401	18,888	20,051	22,409
Banking	930	1,354	1,304	1,336	1,324	1,530	1,434	1,647	1,773	8,026	4,794	3,909	5,318	6,384
Wealth	2,271	2,254	2,368	2,514	2,597	2,757	2,814	2,839	2,862	9,871	9,618	9,331	9,733	11,272
U.S. Consumer Cards (USCC)	4,249	4,542	4,271	4,445	4,547	4,567	4,471	4,656	4,564	13,209	14,342	16,566	17,805	18,258
All Other—managed basis(1)(2)	1,951	2,430	2,018	1,796	1,277	1,463	1,716	1,471	(208)	9,491	8,841	9,389	7,521	4,442
Reconciling Items—divestiture-related impacts(3)	(62)	(12)	33	1	4	-	(177)	2	(1)	(670)	854	1,346	26	(176)
Total net revenues—reported	$17,352	$21,016	$20,032	$20,209	$19,465	$21,596	$21,668	$22,090	$19,871	$71,574	$74,982	$78,066	$80,722	$85,225

Income (loss) from continuing operations
Services	$832	$1,728	$1,679	$1,829	$1,842	$1,849	$1,728	$2,098	$2,512	$3,792	$5,331	$5,137	$7,078	$8,187
Markets	(62)	1,460	1,500	1,161	1,054	1,862	1,824	1,723	856	6,694	6,200	4,126	5,175	6,265
Banking	(332)	238	164	39	420	222	91	267	355	4,166	(223)	(642)	861	935
Wealth	(115)	(15)	50	94	171	191	385	303	299	1,710	153	(344)	300	1,178
USCC	337	537	281	711	555	838	758	929	884	6,496	3,612	2,583	2,084	3,409
All Other—managed basis(1)(2)	(2,356)	(446)	(379)	(515)	(1,116)	(839)	(573)	(752)	(2,273)	802	276	(2,137)	(2,456)	(4,437)
Reconciling Items—divestiture-related impacts(3)	(111)	(94)	(32)	(45)	(36)	(15)	(180)	(777)	(110)	(1,642)	(184)	659	(207)	(1,082)

Income (loss) from continuing operations—reported	(1,807)	3,408	3,263	3,274	2,890	4,108	4,033	3,791	2,523	22,018	15,165	9,382	12,835	14,455

Discontinued operations	(1)	(1)	-	(1)	-	(1)	-	(1)	(1)	7	(231)	(1)	(2)	(3)

Net income (loss) attributable to noncontrolling interests	31	36	46	35	34	43	14	38	51	73	89	153	151	146

Net income (loss)	$(1,839)	$3,371	$3,217	$3,238	$2,856	$4,064	$4,019	$3,752	$2,471	$21,952	$14,845	$9,228	$12,682	$14,306

(1)	Includes Legacy Franchises and certain unallocated costs of global staff functions (including finance, risk, human resources, legal, and compliance-related costs), other corporate expenses, and unallocated global operations and technology expenses, and income taxes, as well as Corporate Treasury investment activities and discontinued operations.
(2)	Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi's divestitures of its Asia consumer banking businesses and the planned divestiture of Mexico Consumer/SBMM (consists of Mexico consumer banking (Mexico Consumer) and Small Business and Middle-Market Banking (SBMM), collectively (Mexico Consumer/SBMM)) within Legacy Franchises. See pages 12 and 14 for additional information.
(3)	Reconciling Items consist of the divestiture-related impacts excluded from All Other on a managed basis. See page 14 for additional information. The Reconciling Items are fully reflected in the various line items in Citi's Consolidated Statement of Income (page 2). See page 14 for additional information.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

SERVICES

(In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2021	2021	2021	2021	2022	2022	2022	2022	2023	2023	2023	2023
Net interest income (including dividends)	$1,675	$1,707	$1,689	$1,795	$2,035	$2,485	$2,794	$3,051	$3,126	$3,243	$3,440	$3,442
Fee revenue
Commissions and fees	577	625	656	669	674	759	717	702	739	763	758	825
Administration and other fiduciary fees	591	633	613	603	618	681	604	580	604	661	630	606
Total fee revenue	1,168	1,258	1,269	1,272	1,292	1,440	1,321	1,282	1,343	1,424	1,388	1,431
Principal transactions	139	173	174	183	141	121	75	41	58	(7)	(90)	(333)
All other	19	(1)	2	17	-	25	13	16	45	52	54	21
Total non-interest revenue	1,326	1,430	1,445	1,472	1,433	1,586	1,409	1,339	1,446	1,469	1,352	1,119
Total revenues, net of interest expense	3,001	3,137	3,134	3,267	3,468	4,071	4,203	4,390	4,572	4,712	4,792	4,561
Total operating expenses	1,918	1,851	1,928	1,985	2,230	1,995	2,099	2,375	2,407	2,482	2,496	2,606
Net credit losses (recoveries) on loans	-	22	1	19	15	32	(3)	7	6	13	27	(6)
Credit reserve build (release) for loans	(107)	(96)	(37)	(8)	241	(7)	(107)	1	(72)	(14)	6	127
Provision (release) for credit losses on unfunded lending commitments	(37)	(2)	-	(22)	73	(24)	(6)	(19)	7	(26)	23	(22)
Provisions for credit losses for other assets and HTM debt securities	1	-	-	3	1	1	1	1	45	250	39	547
Provision for credit losses	(143)	(76)	(36)	(8)	330	2	(115)	(10)	(14)	223	95	646
Income from continuing operations before taxes	1,226	1,362	1,242	1,290	908	2,074	2,219	2,025	2,179	2,007	2,201	1,309
Income taxes	311	347	327	343	243	529	582	541	733	640	709	477
Income from continuing operations	915	1,015	915	947	665	1,545	1,637	1,484	1,446	1,367	1,492	832
Noncontrolling interests	1	1	1	3	6	9	10	11	13	16	16	21
Net income	$914	$1,014	$914	$944	$659	$1,536	$1,627	$1,473	$1,433	$1,351	$1,476	$811
EOP assets (in billions)	$546	$545	$565	$548	$546	$544	$560	$600	$585	$584	$552	$586
Average assets (in billions)	539	549	558	581	549	526	530	578	598	584	566	582
Efficiency ratio	64%	59%	62%	61%	64%	49%	50%	54%	53%	53%	52%	57%
Average allocated TCE (in billions)(1)	$23.9	$23.9	$23.9	$23.9	$30.3	$30.3	$30.3	$30.3	$31.5	$31.5	$31.5	$31.5
RoTCE(1)	15.5%	17.0%	15.2%	15.7%	8.8%	20.3%	21.3%	19.3%	18.4%	17.2%	18.6%	10.2%

Revenue by line of business
Net interest income	$1,460	$1,491	$1,461	$1,551	$1,776	$2,168	$2,389	$2,551	$2,612	$2,718	$2,868	$2,887
Non-interest revenue	731	795	832	866	837	910	843	793	891	845	787	599
Treasury and Trade Solutions (TTS)	2,191	2,286	2,293	2,417	2,613	3,078	3,232	3,344	3,503	3,563	3,655	3,486
Net interest income	215	216	228	244	259	317	405	500	514	525	572	555
Non-interest revenue	595	635	613	606	596	676	566	546	555	624	565	520
Securities Services	810	851	841	850	855	993	971	1,046	1,069	1,149	1,137	1,075
Total Services	$3,001	$3,137	$3,134	$3,267	$3,468	$4,071	$4,203	$4,390	$4,572	$4,712	$4,792	$4,561

Revenue by managed geography
North America	$878	$958	$916	$992	$1,072	$1,310	$1,293	$1,262	$1,274	$1,344	$1,382	$1,312
International	2,123	2,179	2,218	2,275	2,396	2,761	2,910	3,128	3,298	3,368	3,410	3,249
Total	$3,001	$3,137	$3,134	$3,267	$3,468	$4,071	$4,203	$4,390	$4,572	$4,712	$4,792	$4,561

Key drivers(2) (in billions of dollars, except as otherwise noted)
Average loans by line of business
TTS	$68	$72	$74	$76	$79	$84	$80	$76	$78	$79	$82	$82
Securities Services	1	2	1	2	2	2	1	2	1	1	1	1
Total	$69	$74	$75	$78	$81	$86	$81	$78	$79	$80	$83	$83

ACLL as a % of EOP loans(3)	0.45%	0.29%	0.24%	0.24%	0.49%	0.58%	0.45%	0.46%	0.36%	0.32%	0.33%	0.47%
NCLs as a % of average loans	0.00%	0.12%	0.01%	0.10%	0.08%	0.15%	(0.01%)	0.04%	0.03%	0.07%	0.13%	(0.03%)

Average deposits by line of business
TTS	$658	$658	$675	$691	$671	$673	$665	$695	$705	$689	$677	$681
Securities Services	128	137	135	140	135	136	131	131	125	125	120	122
Total	$786	$795	$810	$831	$806	$809	$796	$826	$830	$814	$797	$803

AUC/AUA (in trillions of dollars)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$20.8	$21.6	$22.3	$21.5	$23.5
Cross-border transaction value(5)	$64.5	$67.8	$69.0	$78.2	$75.6	$79.3	$75.6	$81.1	$83.0	$87.8	$87.8	$99.4
U.S. dollar clearing volume (in millions)(6)	35.4	36.0	37.0	37.8	36.1	36.7	37.6	38.2	38.3	38.8	40.0	40.2
Commercial card spend volume	$7.4	$9.3	$10.5	$11.4	$11.4	$15.0	$15.6	$15.4	$16.0	$17.3	$16.9	$16.6

(1)	TCE and RoTCE are non-GAAP financial measures. See page 23 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citigroup's total average TCE and Citi's total average stockholders' equity.
(2)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(3)	Excludes loans that are carried at fair value for all periods.
(4)	Not used.
(5)	Represents the total value of cross-border foreign exchange payments processed through Citi platforms.
(6)	Represents the number of U.S. dollar Clearing Payment instructions processed on behalf of U.S. and foreign-domiciled entities (primarily financial institutions).

NM Not meaningful.

N/A Not available.

Reclassified to conform to the current period's presentation.

SERVICES

(In millions of dollars, except as otherwise noted)

									Full	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2024	2024	2024	2024	2025	2025	2025	2025	2021	2022	2023	2024	2025

Net interest income (including dividends)	$3,317	$3,225	$3,435	$3,446	$3,498	$3,630	$3,823	$4,050	$6,866	$10,365	$13,251	$13,423	$15,001
Fee revenue
Commissions and fees	794	862	834	806	815	904	880	879	2,527	2,852	3,085	3,296	3,478
Administration and other fiduciary fees	685	695	701	635	658	752	746	751	2,440	2,483	2,501	2,716	2,907
Total fee revenue	1,479	1,557	1,535	1,441	1,473	1,656	1,626	1,630	4,967	5,335	5,586	6,012	6,385
Principal transactions	198	129	214	212	233	124	190	257	669	378	(372)	753	804
All other	49	3	23	5	-	20	91	335	37	54	172	80	446
Total non-interest revenue	1,726	1,689	1,772	1,658	1,706	1,800	1,907	2,222	5,673	5,767	5,386	6,845	7,635
Total revenues, net of interest expense	5,043	4,914	5,207	5,104	5,204	5,430	5,730	6,272	12,539	16,132	18,637	20,268	22,636
Total operating expenses	2,663	2,729	2,575	2,601	2,584	2,679	2,707	2,843	7,682	8,699	9,991	10,568	10,813
Net credit losses (recoveries) on loans	6	-	14	28	6	20	11	19	42	51	40	48	56
Credit reserve build (release) for loans	34	(100)	7	(71)	24	53	(4)	(18)	(248)	128	47	(130)	55
Provision (release) for credit losses on unfunded lending commitments	12	2	7	(4)	(6)	(6)	(8)	3	(61)	24	(18)	17	(17)
Provisions for credit losses for other assets and HTM debt securities	12	71	99	159	27	286	62	(15)	4	4	881	341	360
Provision for credit losses	64	(27)	127	112	51	353	61	(11)	(263)	207	950	276	454
Income from continuing operations before taxes	2,316	2,212	2,505	2,391	2,569	2,398	2,962	3,440	5,120	7,226	7,696	9,424	11,369
Income taxes	588	533	676	549	720	670	864	928	1,328	1,895	2,559	2,346	3,182
Income from continuing operations	1,728	1,679	1,829	1,842	1,849	1,728	2,098	2,512	3,792	5,331	5,137	7,078	8,187
Noncontrolling interests	25	27	32	17	15	16	17	16	6	36	66	101	64
Net income	$1,703	$1,652	$1,797	$1,825	$1,834	$1,712	$2,081	$2,496	$3,786	$5,295	$5,071	$6,977	$8,123
EOP assets (in billions)	$577	$569	$608	$584	$589	$618	$627	$628	$548	$600	$586	$584	$628
Average assets (in billions)	580	575	591	596	578	593	616	630	557	546	583	586	604
Efficiency ratio	53%	56%	49%	51%	50%	49%	47%	45%	61%	54%	54%	52%	48%
Average allocated TCE (in billions)(1)	$31.2	$31.2	$31.2	$31.2	$33.0	$33.0	$33.0	$33.0	$23.9	$30.3	$31.5	$31.2	$33.0
RoTCE(1)	22.0%	21.3%	22.9%	23.3%	22.5%	20.8%	25.0%	30.0%	15.8%	17.5%	16.1%	22.4%	24.6%

Revenue by line of business
Net interest income	$2,723	$2,629	$2,731	$2,840	$2,865	$2,949	$3,121	$3,303	$5,963	$8,884	$11,085	$10,923	$12,238
Non-interest revenue	1,049	1,018	1,074	1,039	1,064	1,063	1,099	1,182	3,224	3,383	3,122	4,180	4,408
Treasury and Trade Solutions (TTS)	3,772	3,647	3,805	3,879	3,929	4,012	4,220	4,485	9,187	12,267	14,207	15,103	16,646
Net interest income	594	596	704	606	633	681	702	747	903	1,481	2,166	2,500	2,763
Non-interest revenue	677	671	698	619	642	737	808	1,040	2,449	2,384	2,264	2,665	3,227
Securities Services	1,271	1,267	1,402	1,225	1,275	1,418	1,510	1,787	3,352	3,865	4,430	5,165	5,990
Total Services	$5,043	$4,914	$5,207	$5,104	$5,204	$5,430	$5,730	$6,272	$12,539	$16,132	$18,637	$20,268	$22,636

Revenue by managed geography
North America	$1,339	$1,376	$1,426	$1,483	$1,549	$1,660	$1,759	$1,939	$3,744	$4,937	$5,312	$5,624	$6,907
International	3,704	3,538	3,781	3,621	3,655	3,770	3,971	4,333	8,795	11,195	13,325	14,644	15,729
Total	$5,043	$4,914	$5,207	$5,104	$5,204	$5,430	$5,730	$6,272	$12,539	$16,132	$18,637	$20,268	$22,636

Key drivers(2) (in billions of dollars, except as otherwise noted)
Average loans by line of business
TTS	$81	$81	$86	$85	$86	$93	$93	$95	$72	$80	$80	$84	$92
Securities Services	1	1	1	2	1	1	1	1	2	2	1	1	1
Total	$82	$82	$87	$87	$87	$94	$94	$96	$74	$82	$81	$85	$93

ACLL as a % of EOP loans(3)	0.54%	0.37%	0.38%	0.30%	0.30%	0.36%	0.35%	0.33%
NCLs as a % of average loans	0.03%	0.00%	0.06%	0.13%	0.03%	0.09%	0.05%	0.08%	0.06%	0.06%	0.05%	0.06%	0.06%

Average deposits by line of business
TTS	$684	$677	$690	$704	$690	$713	$744	$780	$671	$676	$688	$689	$732
Securities Services	124	127	135	135	136	144	149	155	135	133	123	130	146
Total	$808	$804	$825	$839	$826	$857	$893	$935	$806	$809	$811	$819	$878

AUC/AUA (in trillions of dollars)	$24.0	$24.2	$26.3	$25.4	$26.1	$28.2	$29.7	$31.4
Cross-border transaction value(5)	$90.7	$92.7	$95.0	$101.3	$95.1	$101.3	$104.8	$115.2	$279.5	$311.6	$358.0	$379.7	$416.4
U.S. dollar clearing volume (in millions)(6)	39.6	41.6	42.7	44.1	42.7	44.3	44.8	45.3	146.2	148.6	157.3	168.0	177.1
Commercial card spend volume	$16.8	$18.0	$18.3	$17.3	$17.2	$17.9	$18.4	$17.7	38.6	57.4	66.8	70.4	71.2

(1)	TCE and RoTCE are non-GAAP financial measures. See page 23 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citigroup's total average TCE and Citi's total average stockholders' equity.
(2)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(3)	Excludes loans that are carried at fair value for all periods.
(4)	Not used.
(5)	Represents the total value of cross-border foreign exchange payments processed through Citi platforms.
(6)	Represents the number of U.S. dollar Clearing Payment instructions processed on behalf of U.S. and foreign-domiciled entities (primarily financial institutions).

NM Not meaningful.

N/A Not available.

Reclassified to conform to the current period's presentation.

MARKETS

(In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2021	2021	2021	2021	2022	2022	2022	2022	2023	2023	2023	2023

Net interest income (including dividends)(1)	$1,536	$1,589	$1,476	$1,471	$1,276	$1,540	$1,305	$1,486	$1,456	$1,911	$1,595	$1,889
Fee revenue
Brokerage and fees	461	366	355	348	429	360	335	328	385	331	337	328
Investment banking fees(2)	139	162	165	194	113	135	128	106	89	97	103	103
Other(3)	52	47	37	40	36	29	34	39	39	31	31	46
Total fee revenue	652	575	557	582	578	524	497	473	513	459	471	477

Principal transactions(1)	3,598	2,209	2,250	1,636	4,406	3,599	2,768	2,342	3,838	2,459	2,577	963
All other(1)	360	285	401	(69)	(21)	(194)	(152)	(26)	(17)	71	103	123
Total non-interest revenue	4,610	3,069	3,208	2,149	4,963	3,929	3,113	2,789	4,334	2,989	3,151	1,563
Total revenues, net of interest expense	6,146	4,658	4,684	3,620	6,239	5,469	4,418	4,275	5,790	4,900	4,746	3,452
Total operating expenses	2,747	2,796	2,811	2,891	3,120	3,075	3,077	3,178	3,166	3,344	3,309	3,434
Net credit losses (recoveries) on loans	4	-	-	6	(6)	3	(2)	1	4	2	(4)	30
Credit reserve build (release) for loans	(229)	(176)	123	(9)	(108)	12	117	29	64	(21)	119	40
Provision (release) for credit losses on unfunded lending commitments	(70)	(10)	7	(27)	5	(11)	(3)	12	(2)	(10)	5	12
Provisions for credit losses for other assets and HTM debt securities	(8)	6	(11)	9	(8)	18	64	(6)	18	12	42	127
Provision for credit losses	(303)	(180)	119	(21)	(117)	22	176	36	84	(17)	162	209
Income (loss) from continuing operations before taxes	3,702	2,042	1,754	750	3,236	2,372	1,165	1,061	2,540	1,573	1,275	(191)
Income taxes (benefits)	769	397	327	61	738	499	224	173	650	340	210	(129)
Income (loss) from continuing operations	2,933	1,645	1,427	689	2,498	1,873	941	888	1,890	1,233	1,065	(62)
Noncontrolling interests	23	4	9	4	11	15	10	16	21	19	15	12
Net income (loss)	$2,910	$1,641	$1,418	$685	$2,487	$1,858	$931	$872	$1,869	$1,214	$1,050	$(74)
EOP assets (in billions)	$922	$943	$942	$906	$979	$977	$967	$960	$1,017	$1,010	$1,004	$1,004
Average assets (in billions)	931	948	936	949	961	994	1,016	993	999	1,036	1,019	1,029
Efficiency ratio	45%	60%	60%	80%	50%	56%	70%	74%	55%	68%	70%	99%
Average allocated TCE (in billions)(4)	$44.9	$44.9	$44.9	$44.9	$55.2	$55.2	$55.2	$55.2	$56.9	$56.9	$56.9	$56.9
RoTCE(4)	26.3%	14.7%	12.5%	6.1%	18.3%	13.5%	6.7%	6.3%	13.3%	8.6%	7.3%	(0.5%)

Revenue by line of business
Fixed Income Markets	$4,582	$3,471	$3,354	$2,708	$4,715	$4,283	$3,526	$3,565	$4,614	$3,818	$3,821	$2,666
Equity Markets	1,564	1,187	1,330	912	1,524	1,186	892	710	1,176	1,082	925	786
Total	$6,146	$4,658	$4,684	$3,620	$6,239	$5,469	$4,418	$4,275	$5,790	$4,900	$4,746	$3,452

Rates and Currencies	$2,851	$2,090	$2,036	$1,752	$3,316	$3,157	$2,482	$2,780	$3,580	$2,867	$2,677	$1,800
Spread Products / Other Fixed Income	1,731	1,381	1,318	956	1,399	1,126	1,044	785	1,034	951	1,144	866
Total Fixed Income Markets revenues	$4,582	$3,471	$3,354	$2,708	$4,715	$4,283	$3,526	$3,565	$4,614	$3,818	$3,821	$2,666

Revenue by managed geography
North America	$2,508	$1,692	$1,767	$1,346	$2,036	$2,071	$1,614	$1,253	$1,996	$1,739	$1,833	$1,301
International	3,638	2,966	2,917	2,274	4,203	3,398	2,804	3,022	3,794	3,161	2,913	2,151
Total	$6,146	$4,658	$4,684	$3,620	$6,239	$5,469	$4,418	$4,275	$5,790	$4,900	$4,746	$3,452

Key drivers(5) (in billions of dollars)
Average loans	$106	$113	$114	$112	$111	$112	$110	$110	$111	$107	$108	$115
NCLs (annualized) as a % of average loans	0.02%	0.00%	0.00%	0.02%	(0.02%)	0.01%	(0.01%)	0.00%	0.01%	0.01%	(0.01%)	0.10%
ACLL as a % of EOP loans(6)	0.66%	0.47%	0.60%	0.57%	0.47%	0.46%	0.57%	0.58%	0.66%	0.67%	0.77%	0.71%
Average trading account assets	$351	$346	$336	$325	$322	$328	$343	$331	$348	$379	$389	$390

(1)	Certain interest-rate risk management activities within Markets were moved to Corporate/Other or between businesses within Markets. These changes impact the results for Markets, as well as Corporate/Other.
(2)	Investment banking fees are primarily composed of underwriting, advisory, loan syndication structuring, and other related financing activity.
(3)	Primarily includes other non-brokerage and investment banking fees from customer-driven activities.
(4)	TCE and RoTCE are non-GAAP financial measures. See page 23 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citigroup's total average TCE and Citi's total average stockholders' equity.
(5)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(6)	Excludes loans that are carried at fair value for all periods.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

MARKETS

(In millions of dollars, except as otherwise noted)

									Full	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2024	2024	2024	2024	2025	2025	2025	2025	2021	2022	2023	2024	2025
Net interest income (including dividends)(1)	$1,617	$1,954	$1,308	$1,765	$1,924	$2,824	$2,178	$2,761	$6,072	$5,607	$6,851	$6,644	$9,687
Fee revenue
Brokerage and fees	336	346	391	329	400	399	400	364	1,530	1,452	1,381	1,402	1,563
Investment banking fees(2)	100	104	118	104	135	106	163	120	660	482	392	426	524
Other(3)	62	62	64	50	52	51	63	57	176	138	147	238	223
Total fee revenue	498	512	573	483	587	556	626	541	2,366	2,072	1,920	2,066	2,310

Principal transactions(1)	3,042	2,616	2,817	2,288	3,285	2,302	2,737	1,155	9,693	13,115	9,837	10,763	9,479
All other(1)	248	42	212	76	279	298	204	152	977	(393)	280	578	933
Total non-interest revenue	3,788	3,170	3,602	2,847	4,151	3,156	3,567	1,848	13,036	14,794	12,037	13,407	12,722
Total revenues, net of interest expense	5,405	5,124	4,910	4,612	6,075	5,980	5,745	4,609	19,108	20,401	18,888	20,051	22,409
Total operating expenses	3,382	3,303	3,338	3,173	3,466	3,508	3,490	3,608	11,245	12,450	13,253	13,196	14,072
Net credit losses (recoveries) on loans	78	66	24	-	142	8	68	(12)	10	(4)	32	168	206
Credit reserve build (release) for loans	120	(111)	37	167	48	53	(44)	(73)	(291)	50	202	213	(16)
Provision (release) for credit losses on unfunded lending commitments	(1)	2	47	(31)	9	(8)	13	(7)	(100)	3	5	17	7
Provisions for credit losses for other assets and HTM debt securities	2	32	33	(2)	2	55	(5)	(12)	(4)	68	199	65	40
Provision for credit losses	199	(11)	141	134	201	108	32	(104)	(385)	117	438	463	237
Income (loss) from continuing operations before taxes	1,824	1,832	1,431	1,305	2,408	2,364	2,223	1,105	8,248	7,834	5,197	6,392	8,100
Income taxes (benefits)	364	332	270	251	546	540	500	249	1,554	1,634	1,071	1,217	1,835
Income (loss) from continuing operations	1,460	1,500	1,161	1,054	1,862	1,824	1,723	856	6,694	6,200	4,126	5,175	6,265
Noncontrolling interests	15	26	17	17	13	21	21	18	40	52	67	75	73
Net income (loss)	$1,445	$1,474	$1,144	$1,037	$1,849	$1,803	$1,702	$838	$6,654	$6,148	$4,059	$5,100	$6,192
EOP assets (in billions)	$1,030	$1,018	$997	$948	$1,162	$1,164	$1,179	$1,185	$906	$960	$1,004	$948	$1,185
Average assets (in billions)	1,042	1,059	1,078	1,054	1,118	1,219	1,229	1,247	941	991	1,021	1,058	1,203
Efficiency ratio	63%	64%	68%	69%	57%	59%	61%	78%	59%	61%	70%	66%	63%
Average allocated TCE (in billions)(4)	$56.6	$56.6	$56.6	$56.6	$53.5	$53.5	$53.5	$53.5	$44.9	$55.2	$56.9	$56.6	53.5
RoTCE(4)	10.3%	10.5%	8.0%	7.3%	14.0%	13.5%	12.6%	6.2%	14.8%	11.1%	7.1%	9.0%	11.6%

Revenue by line of business
Fixed Income Markets	$4,203	$3,621	$3,673	$3,545	$4,578	$4,388	$4,225	$3,554	$14,115	$16,089	$14,919	$15,042	$16,745
Equity Markets	1,202	1,503	1,237	1,067	1,497	1,592	1,520	1,055	4,993	4,312	3,969	5,009	5,664
Total	$5,405	$5,124	$4,910	$4,612	$6,075	$5,980	$5,745	$4,609	$19,108	$20,401	$18,888	$20,051	$22,409

Rates and Currencies	$2,822	$2,459	$2,517	$2,427	$3,116	$3,221	$2,963	$2,449	$8,729	$11,735	$10,924	$10,225	$11,749
Spread Products / Other Fixed Income	1,381	1,162	1,156	1,118	1,462	1,167	1,262	1,105	5,386	4,354	3,995	4,817	4,996
Total Fixed Income Markets revenues	$4,203	$3,621	$3,673	$3,545	$4,578	$4,388	$4,225	$3,554	$14,115	$16,089	$14,919	$15,042	$16,745

Revenue by managed geography
North America	$2,023	$1,992	$1,804	$1,749	$2,169	$2,124	$2,270	$1,826	$7,313	$6,974	$6,869	$7,568	$8,389
International	3,382	3,132	3,106	2,863	3,906	3,856	3,475	2,783	11,795	13,427	12,019	12,483	14,020
Total	$5,405	$5,124	$4,910	$4,612	$6,075	$5,980	$5,745	$4,609	$19,108	$20,401	$18,888	$20,051	$22,409

Key drivers(5) (in billions of dollars)
Average loans	$120	$119	$119	$122	$128	$136	$147	$152	$111	$111	$110	$120	$141
NCLs (annualized) as a % of average loans	0.26%	0.22%	0.08%	0.00%	0.45%	0.02%	0.18%	(0.03%)	0.01%	0.00%	0.03%	0.14%	0.15%
ACLL as a % of EOP loans(6)	0.86%	0.74%	0.77%	0.88%	0.89%	0.85%	0.78%	0.67%
Average trading account assets	$404	$423	$459	$447	$474	$547	$555	$556	$340	$331	$377	$433	$533

(1)	Certain interest-rate risk management activities within Markets were moved to Corporate/Other or between businesses within Markets. These changes impact the results for Markets, as well as Corporate/Other.
(2)	Investment banking fees are primarily composed of underwriting, advisory, loan syndication structuring, and other related financing activity.
(3)	Primarily includes other non-brokerage and investment banking fees from customer-driven activities.
(4)	TCE and RoTCE are non-GAAP financial measures. See page 23 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citigroup's total average TCE and Citi's total average stockholders' equity.
(5)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(6)	Excludes loans that are carried at fair value for all periods.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

BANKING

(In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2021	2021	2021	2021	2022	2022	2022	2022	2023	2023	2023	2023
Net interest income (including dividends)	$576	$525	$615	$563	$534	$551	$498	$547	$513	$542	$555	$551
Fee revenue
Investment banking fees(1)	1,637	1,396	1,512	1,468	916	844	685	607	740	573	694	706
Other(2)	92	107	72	61	47	45	37	46	42	40	40	38
Total fee revenue	1,729	1,503	1,584	1,529	963	889	722	653	782	613	734	744
Principal transactions	(165)	(154)	(131)	(79)	46	445	(236)	(488)	(353)	(240)	(206)	(303)
All other	(16)	(25)	(13)	(15)	(41)	(146)	(59)	(84)	(10)	12	37	(62)
Total non-interest revenue	1,548	1,324	1,440	1,435	968	1,188	427	81	419	385	565	379
Total revenues, net of interest expense	2,124	1,849	2,055	1,998	1,502	1,739	925	628	932	927	1,120	930
Total operating expenses	1,046	1,050	1,095	1,212	1,209	1,226	1,180	845	1,231	1,260	1,225	1,161
Net credit losses on loans	66	63	30	57	22	(17)	6	96	12	57	29	71
Credit reserve build (release) for loans	(751)	(537)	(68)	(174)	479	(79)	68	(147)	(50)	(110)	(22)	(163)
Provision (release) for credit losses on unfunded lending commitments	(498)	56	(17)	(133)	274	(136)	(53)	73	(171)	(56)	(64)	(63)
Provisions for credit losses for other assets and HTM debt securities	2	(2)	2	-	(2)	5	4	11	86	(39)	1	339
Provision for credit losses	(1,181)	(420)	(53)	(250)	773	(227)	25	33	(123)	(148)	(56)	184
Income (loss) from continuing operations before taxes	2,259	1,219	1,013	1,036	(480)	740	(280)	(250)	(176)	(185)	(49)	(415)
Income taxes (benefits)	541	300	251	269	(113)	190	(75)	(49)	(41)	(44)	(15)	(83)
Income (loss) from continuing operations	1,718	919	762	767	(367)	550	(205)	(201)	(135)	(141)	(34)	(332)
Noncontrolling interests	5	1	-	2	-	-	-	(3)	2	1	1	-
Net income (loss)	$1,713	$918	$762	$765	$(367)	$550	$(205)	$(198)	$(137)	$(142)	$(35)	$(332)
EOP assets (in billions)	$153	$151	$149	$144	$157	$155	$155	$152	$147	$148	$146	$148
Average assets (in billions)	160	155	152	153	157	158	162	160	156	155	151	150
Efficiency ratio	49%	57%	53%	61%	80%	71%	128%	135%	132%	136%	109%	125%
Average allocated TCE (in billions)(3)	$20.2	$20.2	$20.2	$20.2	$10.2	$10.2	$10.2	$10.2	$8.9	$8.9	$8.9	$8.9
RoTCE(3)	34.4%	18.2%	15.0%	15.0%	(14.6%)	21.6%	(8.0%)	(7.7%)	(6.2%)	(6.4%)	(1.6%)	(14.8%)

Revenue by line of business
Total Investment Banking	$1,710	$1,428	$1,620	$1,525	$908	$741	$601	$610	$770	$602	$780	$680
Corporate Lending (excluding gain (loss) on loan hedges)(4)	492	458	481	452	425	504	380	318	361	391	387	381
Total Banking revenues (ex-gain (loss) on loan hedges)(4)	2,202	1,886	2,101	1,977	1,333	1,245	981	928	1,131	993	1,167	1,061
Gain (loss) on loan hedges(4)	(78)	(37)	(46)	21	169	494	(56)	(300)	(199)	(66)	(47)	(131)
Total Banking revenues including gain (loss) on loan hedges(4)	$2,124	$1,849	$2,055	$1,998	$1,502	$1,739	$925	$628	$932	$927	$1,120	$930

Business metrics—investment banking fees
Advisory	$278	$403	$533	$571	$347	$345	$382	$258	$276	$156	$299	$286
Equity underwriting (Equity Capital Markets (ECM))	813	444	442	453	183	181	125	132	109	158	123	110
Debt underwriting (Debt Capital Markets (DCM))	546	549	537	444	386	318	178	217	355	259	272	310
Total	$1,637	$1,396	$1,512	$1,468	$916	$844	$685	$607	$740	$573	$694	$706

Revenue by managed geography
North America	$1,110	$883	$1,106	$1,080	$809	$1,030	$385	$134	$334	$400	$553	$389
International	1,014	966	949	918	693	709	540	494	598	527	567	541
Total	$2,124	$1,849	$2,055	$1,998	$1,502	$1,739	$925	$628	$932	$927	$1,120	$930

Key drivers(5) (in billions of dollars)
Average loans	$107	$102	$100	$100	$99	$102	$101	$98	$95	$93	$89	$89
NCLs (annualized) as a % of average loans	0.25%	0.25%	0.12%	0.23%	0.09%	(0.07%)	0.02%	0.39%	0.05%	0.25%	0.13%	0.32%
ACLL as a % of EOP loans(6)	2.22%	1.75%	1.64%	1.52%	1.89%	1.81%	1.99%	1.88%	1.84%	1.74%	1.75%	1.59%

(1)	Investment banking fees are primarily composed of underwriting, advisory, loan syndication structuring, and other related financing activity.
(2)	Primarily includes other non-investment banking fees from customer-driven activities.
(3)

TCE and RoTCE are non-GAAP financial measures. See page 23 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citigroup's total average TCE and Citi's total average stockholders' equity.

(4)

Credit derivatives are used to economically hedge a portion of the corporate loan portfolio that includes both accrual loans and loans at fair value. Gain (loss) on loan hedges includes the mark-to-market on the credit derivatives, partially offset by the mark-to-market on the loans in the portfolio that are at fair value. Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges are netted against the corporate lending revenues to reflect the cost of credit protection. Citigroup’s results of operations excluding the impact of gain (loss) on loan hedges are non-GAAP financial measures.

(5)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(6)	Excludes loans that are carried at fair value for all periods.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

BANKING

(In millions of dollars, except as otherwise noted)

									Full	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2024	2024	2024	2024	2025	2025	2025	2025	2021	2022	2023	2024	2025
Net interest income (including dividends)	$582	$527	$527	$521	$491	$530	$562	$549	$2,279	$2,130	$2,161	$2,157	$2,132
Fee revenue
Investment banking fees(1)	972	935	999	951	1,104	1,058	1,169	1,287	6,013	3,052	2,713	3,857	4,618
Other(2)	42	50	31	51	49	59	65	60	332	175	160	174	233
Total fee revenue	1,014	985	1,030	1,002	1,153	1,117	1,234	1,347	6,345	3,227	2,873	4,031	4,851
Principal transactions	(235)	(136)	(204)	(212)	(90)	(179)	(164)	(119)	(529)	(233)	(1,102)	(787)	(552)
All other	(7)	(72)	(17)	13	(24)	(34)	15	(4)	(69)	(330)	(23)	(83)	(47)
Total non-interest revenue	772	777	809	803	1,039	904	1,085	1,224	5,747	2,664	1,748	3,161	4,252
Total revenues, net of interest expense	1,354	1,304	1,336	1,324	1,530	1,434	1,647	1,773	8,026	4,794	3,909	5,318	6,384
Total operating expenses	1,179	1,131	1,116	1,051	1,034	1,137	1,139	1,152	4,403	4,460	4,877	4,477	4,462
Net credit losses on loans	66	40	36	7	34	16	9	25	216	107	169	149	84
Credit reserve build (release) for loans	(89)	(51)	62	(122)	78	137	38	136	(1,530)	321	(345)	(200)	389
Provision (release) for credit losses on unfunded lending commitments	(96)	(9)	59	(82)	107	2	98	14	(592)	158	(354)	(128)	221
Provisions for credit losses for other assets and HTM debt securities	(10)	(12)	20	(43)	(5)	18	12	1	2	18	387	(45)	26
Provision for credit losses	(129)	(32)	177	(240)	214	173	157	176	(1,904)	604	(143)	(224)	720
Income (loss) from continuing operations before taxes	304	205	43	513	282	124	351	445	5,527	(270)	(825)	1,065	1,202
Income taxes (benefits)	66	41	4	93	60	33	84	90	1,361	(47)	(183)	204	267
Income (loss) from continuing operations	238	164	39	420	222	91	267	355	4,166	(223)	(642)	861	935
Noncontrolling interests	3	3	(2)	1	(1)	(2)	(3)	1	8	(3)	4	5	(5)
Net income (loss)	$235	$161	$41	$419	$223	$93	$270	$354	$4,158	$(220)	$(646)	$856	$940
EOP assets (in billions)	$151	$147	$151	$143	$147	$148	$141	$140	$144	$152	$148	$143	$140
Average assets (in billions)	154	152	152	149	144	150	149	146	155	159	153	152	147
Efficiency ratio	87%	87%	84%	79%	68%	79%	69%	65%	55%	93%	125%	84%	70%
Average allocated TCE (in billions)(3)	$12.8	$12.8	$12.8	$12.8	$9.2	$9.2	$9.2	$9.2	$20.2	$10.2	$8.9	$12.8	9.2
RoTCE(3)	7.4%	5.1%	1.3%	13.0%	9.8%	4.1%	11.6%	15.3%	20.6%	(2.2%)	(7.3%)	6.7%	10.2%

Revenue by line of business
Total Investment Banking	$992	$909	$979	$910	$1,114	$1,073	$1,238	$1,356	$6,283	$2,860	$2,832	$3,790	$4,781
Corporate Lending (excluding gain (loss) on loan hedges)(4)	466	386	436	420	402	423	453	443	1,883	1,627	1,520	1,708	1,721
Total Banking revenues (ex-gain (loss) on loan hedges)(4)	1,458	1,295	1,415	1,330	1,516	1,496	1,691	1,799	8,166	4,487	4,352	5,498	6,502
Gain (loss) on loan hedges(4)	(104)	9	(79)	(6)	14	(62)	(44)	(26)	(140)	307	(443)	(180)	(118)
Total Banking revenues including gain (loss) on loan hedges(4)	$1,354	$1,304	$1,336	$1,324	$1,530	$1,434	$1,647	$1,773	$8,026	$4,794	$3,909	$5,318	$6,384

Business metrics—investment banking fees
Advisory	$230	$268	$394	$353	$424	$408	$427	$649	$1,785	$1,332	$1,017	$1,245	$1,908
Equity underwriting (Equity Capital Markets (ECM))	171	174	129	214	127	218	174	180	2,152	621	500	688	699
Debt underwriting (Debt Capital Markets (DCM))	571	493	476	384	553	432	568	458	2,076	1,099	1,196	1,924	2,011
Total	$972	$935	$999	$951	$1,104	$1,058	$1,169	$1,287	$6,013	$3,052	$2,713	$3,857	$4,618

Revenue by managed geography
North America	$667	$661	$764	$759	$874	$648	$862	$1,023	$4,179	$2,358	$1,676	$2,851	$3,407
International	687	643	572	565	656	786	785	750	3,847	2,436	2,233	2,467	2,977
Total	$1,354	$1,304	$1,336	$1,324	$1,530	$1,434	$1,647	$1,773	$8,026	$4,794	$3,909	$5,318	$6,384

Key drivers(5) (in billions of dollars)
Average loans	$89	$89	$88	$84	$82	$84	$81	$79	$102	$100	$92	$88	$82
NCLs (annualized) as a % of average loans	0.30%	0.18%	0.16%	0.03%	0.17%	0.08%	0.04%	0.13%	0.21%	0.11%	0.18%	0.17%	0.10%
ACLL as a % of EOP loans(6)	1.47%	1.42%	1.54%	1.42%	1.54%	1.72%	1.83%	2.04%

(1)	Investment banking fees are primarily composed of underwriting, advisory, loan syndication structuring, and other related financing activity.
(2)	Primarily includes other non-investment banking fees from customer-driven activities.
(3)

TCE and RoTCE are non-GAAP financial measures. See page 23 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citigroup's total average TCE and Citi's total average stockholders' equity.

(4)

Credit derivatives are used to economically hedge a portion of the corporate loan portfolio that includes both accrual loans and loans at fair value. Gain (loss) on loan hedges includes the mark-to-market on the credit derivatives, partially offset by the mark-to-market on the loans in the portfolio that are at fair value. Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges are netted against the corporate lending revenues to reflect the cost of credit protection. Citigroup’s results of operations excluding the impact of gain (loss) on loan hedges are non-GAAP financial measures.

(5)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(6)	Excludes loans that are carried at fair value for all periods.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

WEALTH

(In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2021	2021	2021	2021	2022	2022	2022	2022	2023	2023	2023	2023
Net interest income	$1,554	$1,558	$1,535	$1,567	$1,613	$1,653	$1,678	$1,617	$1,564	$1,548	$1,654	$1,539
Fee revenue
Commissions and fees	550	526	493	459	475	444	370	339	402	400	378	391
Other(1)	217	229	234	209	232	226	204	197	176	210	219	213
Total fee revenue	767	755	727	668	707	670	574	536	578	610	597	604
All other(2)	218	168	222	132	136	171	173	90	177	172	160	128
Total non-interest revenue	985	923	949	800	843	841	747	626	755	782	757	732
Total revenues, net of interest expense	2,539	2,481	2,484	2,367	2,456	2,494	2,425	2,243	2,319	2,330	2,411	2,271
Total operating expenses	1,896	1,975	1,986	2,204	2,202	2,233	2,316	2,387	2,432	2,413	2,458	2,418
Net credit losses on loans	56	61	41	47	130	71	47	87	57	51	48	52
Credit reserve build (release) for loans	(211)	(178)	(79)	30	(59)	171	38	(68)	(70)	40	(49)	(62)
Provision (release) for credit losses on unfunded lending commitments	(11)	5	(7)	(3)	(2)	13	19	(19)	(6)	2	(9)	2
Provisions for benefits and claims (PBC), and other assets	4	(3)	(2)	(1)	(4)	2	5	4	(3)	(2)	1	(1)
Provisions for credit losses and for PBC	(162)	(115)	(47)	73	65	257	109	4	(22)	91	(9)	(9)
Income from continuing operations before taxes	805	621	545	90	189	4	-	(148)	(91)	(174)	(38)	(138)
Income taxes	166	110	93	(18)	11	(31)	(27)	(61)	(25)	(37)	(12)	(23)
Income from continuing operations	639	511	452	108	178	35	27	(87)	(66)	(137)	(26)	(115)
Noncontrolling interests	-	-	-	-	-	-	-	-	-	-	-	-
Net income	$639	$511	$452	$108	$178	$35	$27	$(87)	$(66)	$(137)	$(26)	$(115)
EOP assets (in billions)	$331	$316	$340	$320	$333	$328	$325	$330	$332	$308	$302	$299
Average assets (in billions)	327	327	338	338	335	328	322	328	337	322	309	303
Efficiency ratio	75%	80%	80%	93%	90%	90%	96%	106%	105%	104%	102%	106%
Average allocated TCE (in billions)(3)	$17.2	$17.2	$17.2	$17.2	$18.2	$18.2	$18.2	$18.2	$17.2	$17.2	$17.2	$17.2
RoTCE(3)	15.1%	11.9%	10.4%	2.5%	4.0%	0.8%	0.6%	(1.9%)	(1.6%)	(3.2%)	(0.6%)	(2.7%)

Revenue by line of business
Citigold and Retail Banking	$1,579	$1,558	$1,584	$1,489	$1,479	$1,566	$1,583	$1,449	$1,558	$1,501	$1,560	$1,518
Private Bank	789	752	728	701	794	758	660	599	568	605	617	542
Wealth at Work	171	171	172	177	183	170	182	195	193	224	234	211
Total	$2,539	$2,481	$2,484	$2,367	$2,456	$2,494	$2,425	$2,243	$2,319	$2,330	$2,411	$2,271

Revenue by managed geography
North America	$1,570	$1,558	$1,533	$1,526	$1,546	$1,588	$1,553	$1,510	$1,474	$1,463	$1,539	$1,473
International	969	923	951	841	910	906	872	733	845	867	872	798
Total	$2,539	$2,481	$2,484	$2,367	$2,456	$2,494	$2,425	$2,243	$2,319	$2,330	$2,411	$2,271

Key drivers(4) (in billions of dollars)

EOP client balances
Client investment assets(5)	$486	$511	$499	$513	$483	$445	$422	$448	$464	$478	$478	$506
Deposits	399	410	422	438	442	419	419	430	430	421	411	422
Loans	180	183	182	183	182	182	184	184	186	189	191	193
Total	$1,065	$1,104	$1,103	$1,134	$1,107	$1,046	$1,025	$1,062	$1,080	$1,088	$1,080	$1,121

Net new investment assets (NNIA)(6)(7)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$4.9	$9.5	$9.5	$6.1
Average deposits	390	403	417	429	438	426	419	423	427	424	415	412
Average loans	179	181	184	182	182	183	184	184	185	187	190	191
ACLL as a % of EOP loans(8)	0.71%	0.60%	0.55%	0.57%	0.54%	0.63%	0.64%	0.61%	0.53%	0.55%	0.52%	0.48%
NCLs (annualized) as a % of average loans	0.13%	0.14%	0.09%	0.10%	0.29%	0.16%	0.10%	0.19%	0.13%	0.11%	0.10%	0.11%
U.S. Retail banking branches (actual)	687	659	658	658	658	658	653	654	653	653	652	647

(1)	Primarily related to fiduciary and administrative fees.
(2)	Primarily related to principal transactions revenue including FX translation.
(3)

TCE and RoTCE are non-GAAP financial measures. See page 23 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citigroup's total average TCE and Citi's total average stockholders' equity.

(4)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(5)	Includes assets under management, and trust and custody assets.
(6)	Represents investment asset inflows, including dividends, interest and distributions, less investment asset outflows.
(7)	NNIA for Retail Banking is not available prior to 1Q24.
(8)	Excludes loans that are carried at fair value for all periods.

NM Not meaningful.

N/A Not available.

Reclassified to conform to the current period's presentation.

WEALTH

(In millions of dollars, except as otherwise noted)

									Full	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2024	2024	2024	2024	2025	2025	2025	2025	2021	2022	2023	2024	2025

Net interest income	$1,440	$1,503	$1,673	$1,752	$1,831	$1,831	$1,902	$2,018	$6,214	$6,561	$6,305	$6,368	$7,582
Fee revenue
Commissions and fees	429	431	408	448	484	454	494	465	2,028	1,628	1,571	1,716	1,897
Other(1)	235	233	241	245	247	246	232	238	889	859	818	954	963
Total fee revenue	664	664	649	693	731	700	726	703	2,917	2,487	2,389	2,670	2,860
All other(2)	150	201	192	152	195	283	211	141	740	570	637	695	830
Total non-interest revenue	814	865	841	845	926	983	937	844	3,657	3,057	3,026	3,365	3,690
Total revenues, net of interest expense	2,254	2,368	2,514	2,597	2,757	2,814	2,839	2,862	9,871	9,618	9,331	9,733	11,272
Total operating expenses	2,422	2,282	2,331	2,339	2,390	2,313	2,375	2,377	8,061	9,138	9,721	9,374	9,455
Net credit losses on loans	57	60	54	72	67	73	91	80	205	335	208	243	311
Credit reserve build (release) for loans	(192)	(48)	9	(18)	64	(65)	(16)	6	(438)	82	(141)	(249)	(11)
Provision (release) for credit losses on unfunded lending commitments	(8)	-	(1)	-	(1)	(1)	(1)	1	(16)	11	(11)	(9)	(2)
Provisions for benefits and claims (PBC), and other assets	(2)	(1)	(2)	-	(4)	-	(1)	-	(2)	7	(5)	(5)	(5)
Provisions for credit losses and for PBC	(145)	11	60	54	126	7	73	87	(251)	435	51	(20)	293
Income from continuing operations before taxes	(23)	75	123	204	241	494	391	398	2,061	45	(441)	379	1,524
Income taxes	(8)	25	29	33	50	109	88	99	351	(108)	(97)	79	346
Income from continuing operations	(15)	50	94	171	191	385	303	299	1,710	153	(344)	300	1,178
Noncontrolling interests	-	-	-	-	-	-	-	-	-	-	-	-	-
Net income	$(15)	$50	$94	$171	$191	$385	$303	$299	$1,710	$153	$(344)	$300	$1,178
EOP assets (in billions)	$302	$300	$307	$301	$301	$308	$313	$316	$320	$330	$299	$301	$316
Average assets (in billions)	305	304	306	307	301	305	315	325	333	328	318	306	312
Efficiency ratio	107%	96%	93%	90%	87%	82%	84%	83%	82%	95%	104%	96%	84%
Average allocated TCE (in billions)(3)	$16.6	$16.6	$16.6	$16.6	$15.4	$15.4	$15.4	$15.4	$17.2	$18.2	$17.2	$16.6	$15.4
RoTCE(3)	(0.4%)	1.2%	2.3%	4.1%	5.0%	10.0%	7.8%	7.7%	9.9%	0.8%	(2.0%)	1.8%	7.6%

Revenue by line of business
Citigold and Retail Banking	$1,502	$1,562	$1,656	$1,751	$1,825	$1,862	$1,969	$2,010	$6,210	$6,077	$6,137	$6,471	$7,666
Private Bank	571	611	614	590	664	731	656	625	2,970	2,811	2,332	2,386	2,676
Wealth at Work	181	195	244	256	268	221	214	227	691	730	862	876	930
Total	$2,254	$2,368	$2,514	$2,597	$2,757	$2,814	$2,839	$2,862	$9,871	$9,618	$9,331	$9,733	$11,272

Revenue by managed geography
North America	$1,340	$1,408	$1,519	$1,611	$1,734	$1,729	$1,741	$1,825	$6,187	$6,197	$5,949	$5,878	$7,029
International	914	960	995	986	1,023	1,085	1,098	1,037	3,684	3,421	3,382	3,855	4,243
Total	$2,254	$2,368	$2,514	$2,597	$2,757	$2,814	$2,839	$2,862	$9,871	$9,618	$9,331	$9,733	$11,272

Key drivers(4) (in billions of dollars)

EOP client balances
Client investment assets(5)	$524	$541	$580	$587	$595	$635	$660	$670
Deposits	420	404	401	402	401	400	408	413
Loans	191	193	197	194	196	200	202	204
Total	$1,135	$1,138	$1,178	$1,183	$1,192	$1,235	$1,270	$1,287

Net new investment assets (NNIA)(6)(7)	$3.1	$10.3	$13.8	$15.6	$16.5	$2.0	$18.6	$7.2	N/A	N/A	$30.0	$42.8	$44.3
Average deposits	416	409	401	401	399	398	405	407	410	427	420	407	402
Average loans	191	192	195	195	194	197	201	203	182	183	188	193	199
ACLL as a % of EOP loans(8)	0.38%	0.35%	0.35%	0.35%	0.38%	0.34%	0.33%	0.33%
NCLs (annualized) as a % of average loans	0.12%	0.13%	0.11%	0.15%	0.14%	0.15%	0.18%	0.16%	0.11%	0.18%	0.11%	0.13%	0.16%
U.S. Retail banking branches (actual)	645	641	641	642	644	650	653	655

(1)	Primarily related to fiduciary and administrative fees.
(2)	Primarily related to principal transactions revenue including FX translation.
(3)

TCE and RoTCE are non-GAAP financial measures. See page 23 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citigroup's total average TCE and Citi's total average stockholders' equity.

(4)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(5)	Includes assets under management, and trust and custody assets.
(6)	Represents investment asset inflows, including dividends, interest and distributions, less investment asset outflows.
(7)	NNIA for Retail Banking is not available prior to 1Q24.
(8)	Excludes loans that are carried at fair value for all periods.

NM Not meaningful.

N/A Not available.

Reclassified to conform to the current period's presentation.

U.S. CONSUMER CARDS (USCC)

(In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2021	2021	2021	2021	2022	2022	2022	2022	2023	2023	2023	2023

Net interest income	$3,630	$3,449	$3,661	$3,778	$3,800	$3,939	$4,174	$4,269	$4,401	$4,431	$4,685	$4,741
Fee revenue
Interchange fees(1)	1,562	1,913	1,955	2,091	1,950	2,263	2,242	2,311	2,170	2,367	2,320	2,362
Card rewards and partner payments	(1,908)	(2,262)	(2,362)	(2,564)	(2,444)	(2,803)	(2,776)	(2,829)	(2,588)	(2,824)	(2,767)	(2,889)
Other(1)	66	55	56	52	52	50	44	41	35	9	19	34
Total fee revenue	(280)	(294)	(351)	(421)	(442)	(490)	(490)	(477)	(383)	(448)	(428)	(493)
All other(2)	47	1	(8)	(3)	35	18	5	1	53	5	1	1
Total non-interest revenue	(233)	(293)	(359)	(424)	(407)	(472)	(485)	(476)	(330)	(443)	(427)	(492)

Total revenues, net of interest expense	3,397	3,156	3,302	3,354	3,393	3,467	3,689	3,793	4,071	3,988	4,258	4,249

Total operating expenses	1,276	1,384	1,421	1,612	1,485	1,552	1,563	1,689	1,606	1,621	1,613	1,715
Net credit losses on loans	934	801	600	521	561	628	676	821	1,037	1,190	1,319	1,578
Credit reserve build (release) for loans	(1,331)	(862)	(757)	(896)	(1,003)	467	322	839	577	293	144	506
Provisions for benefits and claims (PBC), and other assets	1	6	3	6	1	3	2	3	(1)	4	3	3
Provisions for credit losses and for PBC	(396)	(55)	(154)	(369)	(441)	1,098	1,000	1,663	1,613	1,487	1,466	2,087
Income from continuing operations before taxes	2,517	1,827	2,035	2,111	2,349	817	1,126	441	852	880	1,179	447
Income taxes	585	435	475	499	554	197	263	107	202	198	265	110
Income from continuing operations	1,932	1,392	1,560	1,612	1,795	620	863	334	650	682	914	337
Noncontrolling interests	-	-	-	-	-	-	-	-	-	-	-	-
Net income	$1,932	$1,392	$1,560	$1,612	$1,795	$620	$863	$334	$650	$682	$914	$337
EOP assets (in billions)	$123	$128	$130	$140	$136	$144	$147	$157	$151	$158	$162	$172
Average assets (in billions)	124	124	128	133	132	139	144	150	152	155	159	161
Efficiency ratio	38%	44%	43%	48%	44%	45%	42%	45%	39%	41%	38%	40%
Average allocated TCE (in billions)(3)	$16.7	$16.7	$16.7	$16.7	$16.4	$16.4	$16.4	$16.4	$18.1	$18.1	$18.1	$18.1
RoTCE(3)	46.9%	33.4%	37.1%	38.3%	44.4%	15.2%	20.9%	8.1%	14.6%	15.1%	20.0%	7.4%

Key drivers(4) (in billions)
Average loans	$123	$123	$125	$129	$130	$134	$140	$146	$148	$152	$156	$161
ACLL as a % of EOP loans	11.08%	10.06%	9.39%	8.13%	7.59%	7.50%	7.54%	7.57%	8.09%	7.89%	7.83%	7.71%
NCLs (annualized) as a % of average loans	3.07%	2.62%	1.90%	1.60%	1.76%	1.87%	1.91%	2.23%	2.84%	3.15%	3.35%	3.88%
Revenue rate(5)	11.20%	10.29%	10.48%	10.32%	10.59%	10.38%	10.45%	10.31%	11.16%	10.52%	10.83%	10.47%
NII(6) (annualized) as a % of average loans	11.97%	11.25%	11.62%	11.62%	11.85%	11.79%	11.83%	11.60%	12.06%	11.69%	11.91%	11.68%

(1)	Primarily includes credit card-related fees.
(2)	Primarily related to revenue incentives from card networks.
(3)	TCE and RoTCE are non-GAAP financial measures. See page 23 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citigroup's total average TCE and Citi's total average stockholders' equity.
(4)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(5)	Total revenues, net of interest expense (annualized) as a % of average loans.
(6)	Net interest income includes certain fees that are recorded as interest revenue.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

U.S. CONSUMER CARDS (USCC)

(In millions of dollars, except as otherwise noted)

									Full	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2024	2024	2024	2024	2025	2025	2025	2025	2021	2022	2023	2024	2025

Net interest income	$4,767	$4,647	$4,853	$4,976	$4,984	$4,918	$5,124	$5,143	$14,518	$16,182	$18,258	$19,243	$20,169
Fee revenue
Interchange fees(1)	2,242	2,396	2,347	2,440	2,285	2,459	2,448	2,526	7,521	8,766	9,219	9,425	9,718
Card rewards and partner payments	(2,580)	(2,846)	(2,839)	(2,960)	(2,821)	(3,008)	(3,031)	(3,215)	(9,096)	(10,852)	(11,068)	(11,225)	(12,075)
Other(1)	51	66	84	91	96	103	114	114	229	187	97	292	427
Total fee revenue	(287)	(384)	(408)	(429)	(440)	(446)	(469)	(575)	(1,346)	(1,899)	(1,752)	(1,508)	(1,930)
All other(2)	62	8	-	-	23	(1)	1	(4)	37	59	60	70	19
Total non-interest revenue	(225)	(376)	(408)	(429)	(417)	(447)	(468)	(579)	(1,309)	(1,840)	(1,692)	(1,438)	(1,911)

Total revenues, net of interest expense	4,542	4,271	4,445	4,547	4,567	4,471	4,656	4,564	13,209	14,342	16,566	17,805	18,258

Total operating expenses	1,664	1,608	1,639	1,687	1,691	1,626	1,644	1,794	5,693	6,289	6,555	6,598	6,755
Net credit losses on loans	1,836	1,906	1,837	1,878	1,954	1,856	1,741	1,739	2,856	2,686	5,124	7,457	7,290
Credit reserve build (release) for loans	339	387	40	253	(174)	(5)	55	(117)	(3,846)	625	1,520	1,019	(241)
Provisions for benefits and claims (PBC), and other assets	4	2	5	5	3	1	3	2	16	9	9	16	9
Provisions for credit losses and for PBC	2,179	2,295	1,882	2,136	1,783	1,852	1,799	1,624	(974)	3,320	6,653	8,492	7,058
Income from continuing operations before taxes	699	368	924	724	1,093	993	1,213	1,146	8,490	4,733	3,358	2,715	4,445
Income taxes	162	87	213	169	255	235	284	262	1,994	1,121	775	631	1,036
Income from continuing operations	537	281	711	555	838	758	929	884	6,496	3,612	2,583	2,084	3,409
Noncontrolling interests	-	-	-	-	-	-	-	-	-	-	-	-	-
Net income	$537	$281	$711	$555	$838	$758	$929	$884	$6,496	$3,612	$2,583	$2,084	$3,409
EOP assets (in billions)	$164	$170	$168	$175	$167	$171	$171	$178	$140	$157	$172	$175	$178
Average assets (in billions)	164	165	167	169	169	168	171	173	127	141	157	166	170
Efficiency ratio	37%	38%	37%	37%	37%	36%	35%	39%	43%	44%	40%	37%	37%
Average allocated TCE (in billions)(3)	$21.8	$21.8	$21.8	$21.8	$20.3	$20.3	$20.3	$20.3	$16.7	$16.4	$18.1	$21.8	20.3
RoTCE(3)	9.9%	5.2%	13.0%	10.1%	16.7%	15.0%	18.2%	17.3%	38.9%	22.0%	14.3%	9.6%	16.8%

Key drivers(4) (in billions)
Average loans	$163	$164	$166	$169	$168	$168	$171	$172	$125	$138	$154	$165	170
ACLL as a % of EOP loans	8.19%	8.19%	8.20%	8.00%	8.29%	8.08%	8.09%	7.74%
NCLs (annualized) as a % of average loans	4.54%	4.68%	4.40%	4.43%	4.72%	4.43%	4.05%	4.00%	2.28%	1.95%	3.32%	4.51%	4.29%
Revenue rate(5)	11.21%	10.47%	10.65%	10.70%	11.02%	10.67%	10.80%	10.53%	10.57%	10.39%	10.76%	10.79%	10.74%
NII(6) (annualized) as a % of average loans	11.76%	11.40%	11.63%	11.71%	12.03%	11.74%	11.89%	11.86%	11.61%	11.73%	11.86%	11.66%	11.86%

(1)	Primarily includes credit card-related fees.
(2)	Primarily related to revenue incentives from card networks.
(3)	TCE and RoTCE are non-GAAP financial measures. See page 23 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citigroup's total average TCE and Citi's total average stockholders' equity.
(4)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(5)	Total revenues, net of interest expense (annualized) as a % of average loans.
(6)	Net interest income includes certain fees that are recorded as interest revenue.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

USCC

Metrics

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
Key Drivers(1) (in billions of dollars, except as otherwise noted)	2021	2021	2021	2021	2022	2022	2022	2022	2023	2023	2023	2023
New credit cards account acquisitions (in thousands)
General Purpose Credit Cards (GPCC)(2)	1,234	1,415	1,497	1,770	1,435	1,560	1,553	1,683	1,590	1,648	1,632	1,776
Private Label Credit Cards (PLCC)(3)	1,767	2,284	2,024	2,425	1,734	2,143	1,876	2,146	1,550	1,876	1,666	1,946
Credit card spend volume
GPCC	$92.6	$111.7	$114.4	$125.6	$115.0	$131.2	$130.0	$135.9	$124.0	$135.9	$134.2	$140.0
PLCC	11.9	15.4	14.3	16.7	13.2	16.7	15.2	16.5	12.7	15.7	14.3	15.5
Average loans(4)
GPCC	$95.2	$94.9	$97.6	$100.9	$100.7	$104.8	$109.3	$113.7	$115.6	$118.6	$122.5	$126.8
PLCC	27.3	26.8	26.7	27.4	27.5	27.9	28.6	29.7	30.0	30.2	30.9	31.4
Installment Lending	0.9	0.8	0.9	1.1	1.3	1.7	2.2	2.5	2.7	2.9	3.0	3.2
EOP loans(4)
GPCC	$94.3	$97.8	$98.7	$105.3	$102.6	$108.8	$111.4	$119.7	$115.8	$122.1	$124.8	$132.3
PLCC	26.7	27.0	26.8	28.6	27.4	28.6	29.0	31.0	29.7	30.9	30.9	32.4
Installment Lending	0.8	0.8	1.0	1.2	1.5	1.9	2.4	2.6	2.8	2.9	3.1	3.3
NCLs as a % of average loans
GPCC	3.10%	2.63%	1.90%	1.52%	1.67%	1.75%	1.77%	2.01%	2.58%	2.89%	3.14%	3.55%
PLCC	2.91%	2.56%	1.89%	1.87%	2.06%	2.34%	2.44%	3.03%	3.73%	4.02%	4.01%	5.00%
Installment Lending	4.51%	4.01%	2.20%	1.80%	1.87%	2.12%	2.34%	2.86%	3.76%	4.29%	5.16%	5.95%
Loans 90+ days past due as a % of EOP loans
GPCC	0.90%	0.67%	0.54%	0.55%	0.59%	0.58%	0.65%	0.79%	0.96%	0.99%	1.14%	1.31%
PLCC	1.26%	0.98%	0.93%	1.01%	1.10%	1.10%	1.30%	1.50%	1.66%	1.66%	2.01%	2.25%
Installment Lending	0.63%	0.38%	0.20%	0.25%	0.20%	0.16%	0.21%	0.27%	0.29%	0.38%	0.42%	0.42%
Loans 30-89 days past due as a % of EOP loans
GPCC	0.74%	0.53%	0.56%	0.58%	0.62%	0.59%	0.74%	0.85%	0.92%	0.98%	1.17%	1.23%
PLCC	1.12%	0.93%	1.08%	1.19%	1.28%	1.27%	1.52%	1.58%	1.61%	1.77%	2.06%	2.07%
Installment Lending	1.25%	0.88%	0.70%	0.67%	0.60%	0.63%	0.63%	0.85%	0.96%	1.10%	1.23%	1.30%

(1)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(2)	General Purpose Credit Cards (GPCC). Consists of consumer credit cards that operate on established payment networks and are accepted by a wide variety of merchants and service providers.
(3)	Private Label Credit Cards (PLCC). Consists of consumer credit cards that are issued for use with a specific retailer or its affiliates and are limited to purchases of that retailer’s goods and services.
(4)	GPCC and PLCC average loans, EOP loans, and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

Reclassified to conform to the current period's presentation.

USCC

Metrics

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
Key Drivers(1) (in billions of dollars, except as otherwise noted)	2024	2024	2024	2024	2025	2025	2025	2025

New credit cards account acquisitions (in thousands)
General Purpose Credit Cards (GPCC)(2)	1,577	1,616	1,672	1,817	1,696	1,704	1,872	2,115
Private Label Credit Cards (PLCC)(3)	1,251	1,562	1,351	1,703	1,144	1,551	1,339	1,572
Credit card spend volume
GPCC	$129.1	$139.9	$137.6	$145.9	$133.2	$144.8	$144.5	$152.4
PLCC	11.8	14.7	13.0	14.7	10.9	13.9	12.6	13.9
Average loans(4)
GPCC	$128.0	$129.4	$131.1	$133.7	$133.6	$134.4	$136.8	$138.6
PLCC	31.2	30.9	31.2	31.3	30.6	30.1	30.0	29.8
Installment Lending	3.3	3.5	3.7	3.8	3.8	3.7	3.7	3.9
EOP loans(4)
GPCC	$128.2	$132.1	$132.4	$139.0	$132.9	$136.8	$137.7	$143.2
PLCC	30.6	31.4	31.3	32.1	29.9	30.4	29.8	30.5
Installment Lending	3.4	3.5	3.8	3.8	3.7	3.7	3.8	3.8
NCLs as a % of average loans
GPCC	4.22%	4.41%	4.17%	4.13%	4.45%	4.20%	3.85%	3.78%
PLCC	5.74%	5.69%	5.24%	5.48%	5.71%	5.18%	4.67%	4.77%
Installment Lending	5.97%	5.86%	5.70%	6.18%	6.19%	6.29%	6.43%	6.00%
Loans 90+ days past due as a % of EOP loans
GPCC	1.44%	1.34%	1.36%	1.41%	1.42%	1.30%	1.27%	1.32%
PLCC	2.36%	2.15%	2.27%	2.33%	2.23%	2.00%	2.08%	2.13%
Installment Lending	0.44%	0.46%	0.50%	0.55%	0.49%	0.57%	0.58%	0.58%
Loans 30-89 days past due as a % of EOP loans
GPCC	1.22%	1.14%	1.26%	1.21%	1.21%	1.12%	1.21%	1.23%
PLCC	2.07%	1.96%	2.21%	2.01%	2.04%	1.89%	2.07%	1.99%
Installment Lending	1.24%	1.23%	1.32%	1.34%	1.41%	1.35%	1.26%	1.37%

(1)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(2)	General Purpose Credit Cards (GPCC). Consists of consumer credit cards that operate on established payment networks and are accepted by a wide variety of merchants and service providers.
(3)	Private Label Credit Cards (PLCC). Consists of consumer credit cards that are issued for use with a specific retailer or its affiliates and are limited to purchases of that retailer’s goods and services.
(4)	GPCC and PLCC average loans, EOP loans, and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

Reclassified to conform to the current period's presentation.

ALL OTHER—MANAGED BASIS(1)(2)(3)

(In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2021	2021	2021	2021	2022	2022	2022	2022	2023	2023	2023	2023
Net interest income(14)	$1,535	$1,650	$1,715	$1,645	$1,613	$1,796	$2,114	$2,300	$2,288	$2,225	$1,899	$1,662
Non-interest revenue(4)(5)(14)	861	749	648	688	476	445	33	64	374	248	404	289
Total revenues, net of interest expense	2,396	2,399	2,363	2,333	2,089	2,241	2,147	2,364	2,662	2,473	2,303	1,951
Total operating expenses(5)(6)(7)(8)(9)	2,466	2,342	2,454	2,366	2,274	2,261	2,320	2,349	2,291	2,259	2,183	4,468
Net credit losses on loans	688	373	294	217	203	183	198	186	198	199	237	236
Credit reserve build (release) for loans	(598)	(597)	(359)	(121)	(421)	(30)	(19)	(39)	(17)	72	(21)	93
Provision (release) for credit losses on unfunded lending commitments	(10)	(5)	4	(8)	259	(109)	(29)	1	(23)	(5)	(9)	(10)
Provisions for benefits and claims (PBC), other assets and HTM debt securities	50	9	17	21	33	20	32	12	287	(66)	(8)	141
Provisions for credit losses and for PBC	130	(220)	(44)	109	74	64	182	160	445	200	199	460
Income (loss) from continuing operations before taxes	(200)	277	(47)	(142)	(259)	(84)	(355)	(145)	(74)	14	(79)	(2,977)
Income taxes (benefits)	(40)	(434)	(180)	(260)	(403)	(215)	(351)	(150)	(293)	(26)	(39)	(621)
Income (loss) from continuing operations	(160)	711	133	118	144	131	(4)	5	219	40	(40)	(2,356)
Income (loss) from discontinued operations, net of taxes	(2)	10	(1)	-	(2)	(221)	(6)	(2)	(1)	(1)	2	(1)
Noncontrolling interests	4	4	14	(3)	-	(3)	10	(3)	9	-	9	(2)
Net income (loss)	$(166)	$717	$118	$121	$142	$(87)	$(20)	$6	$209	$39	$(47)	$(2,355)
EOP assets (in billions)	$239	$245	$236	$233	$243	$233	$227	$218	$223	$216	$202	$203
Average assets (in billions)	236	239	234	232	240	235	225	222	220	214	210	202
Efficiency ratio	103%	98%	104%	101%	109%	101%	108%	99%	86%	91%	95%	229%
Average allocated TCE (in billions)(10)	$31.8	$34.0	$34.5	$34.1	$25.0	$24.1	$25.2	$26.6	$28.5	$31.5	$32.7	$32.6

Revenue by line of business
Mexico Consumer/SBMM	$1,110	$1,152	$1,139	$1,138	$1,111	$1,161	$1,146	$1,219	$1,289	$1,406	$1,519	$1,454
Asia Consumer(4)(11)	1,017	996	941	917	790	772	757	567	498	470	287	249
Legacy Holdings Assets (LHA)	45	66	93	104	39	(101)	32	63	36	38	25	11
Corporate/Other(14)	224	185	190	174	149	409	212	515	839	559	472	237
Total	$2,396	$2,399	$2,363	$2,333	$2,089	$2,241	$2,147	$2,364	$2,662	$2,473	$2,303	$1,951

Mexico Consumer/SBMM—key indicators (in billions of dollars)
EOP loans	$18.3	$18.3	$17.7	$18.4	$18.8	$19.0	$19.0	$20.5	$22.0	$23.9	$24.0	$25.2
EOP deposits	31.2	31.5	30.0	31.1	32.4	34.0	34.4	34.8	36.7	39.0	38.3	40.2
Average loans	18.8	18.4	17.9	17.7	17.8	18.7	18.7	19.5	20.8	22.6	24.0	23.9
NCLs as a % of average loans (Mexico Consumer only)	10.65%	7.43%	5.26%	3.97%	3.78%	3.12%	3.82%	3.30%	3.87%	3.65%	4.12%	4.35%
Loans 90+ days past due as a % of EOP loans (Mexico Consumer only)	2.35%	1.84%	1.52%	1.38%	1.32%	1.29%	1.26%	1.28%	1.24%	1.37%	1.32%	1.35%
Loans 30-89 days past due as a % of EOP loans (Mexico Consumer only)	2.08%	1.60%	1.46%	1.30%	1.30%	1.18%	1.23%	1.26%	1.26%	1.28%	1.33%	1.35%

Asia Consumer—key indicators (in billions of dollars)(12)(13)
EOP loans	$54.0	$53.5	$42.9	$41.1	$19.5	$17.3	$13.4	$13.3	$10.0	$9.1	$8.0	$7.4
EOP deposits	54.6	54.0	46.6	43.3	17.5	17.2	14.6	14.5	14.4	12.2	10.8	9.5
Average loans	54.9	54.2	46.4	42.3	23.1	18.2	15.2	13.2	12.1	9.5	8.6	7.8

Legacy Holdings Assets—key indicators (in billions of dollars)
EOP loans	$7.0	$5.8	$5.0	$4.7	$4.3	$3.8	$3.7	$3.4	$3.3	$2.8	$2.8	$2.8

(1)	Includes Legacy Franchises (see page 12 for details) and certain unallocated costs of global staff functions (including finance, risk, human resources, legal and compliance-related costs), other corporate expenses, and unallocated global operations and technology expenses and income taxes, as well as Corporate Treasury investment activities and discontinued operations. The results of operations, as well as certain disclosed balance sheet information, for Mexico Consumer/SBMM are presented on a managerial view and include certain intercompany allocations, managerial charges, and offshore expenses that reflect the Mexico Consumer/SBMM operations as a component of Citi’s consolidated operations. The Mexico Consumer/SBMM results are therefore not intended to reflect, and may differ (significantly) from, Banamex’s results and operations as a standalone legal entity.
(2)	Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi's divestitures of its Asia consumer banking businesses and the planned divestiture of Mexico Consumer/SBMM within Legacy Franchises. See page 14 for additional information.
(3)	Certain of the results of operations of All Other—managed basis are non-GAAP financial measures. See page 14 for additional information.
(4)	In 4Q25, Citigroup recognized an approximate $1.2 billion loss recorded in revenue (approximately $1.1 billion after-tax) related to the loss on sale of the announced move to held-for-sale of AO Citibank (Russia). The sale closed on February 18, 2026. The loss on sale consists of (($1.556) billion) (($1.506) billion after-tax) in Legacy Franchises and (($32) million) in Corporate/Other, partially offset by $356 million in Services, $19 million in Markets and $40 million in Banking. The only tax impact ($50 million tax benefit) was recorded in Legacy Franchises. For additional information, see Citi's Form 8-K filed on December 29, 2025.
(5)	See footnote 2 on page 14.
(6)	See footnote 3 on page 14.
(7)	See footnote 4 on page 14.
(8)	See footnote 5 on page 14.
(9)	See footnote 6 on page 14.
(10)	TCE is a non-GAAP financial measure. See page 23 for a reconciliation of the summation of the segments' and component's average allocated TCE.
(11)	Asia Consumer includes revenues from the Poland and Russia consumer banking businesses.
(12)	Asia Consumer also includes loans and deposits in Poland (through 1Q25) and Russia.
(13)	The key indicators for Asia Consumer also reflect the reclassification of loans and deposits to Other assets and Other liabilities under HFS accounting on Citi’s Consolidated Balance Sheet beginning in 2Q25.
(14)	Certain interest-rate risk-management activities within Markets were moved to Corporate/Other. These changes impact the results for Markets, as well as Corporate/Other.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALL OTHER—MANAGED BASIS(1)(2)(3)

(In millions of dollars, except as otherwise noted)

									Full	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2024	2024	2024	2024	2025	2025	2025	2025	2021	2022	2023	2024	2025
Net interest income(14)	$1,784	$1,637	$1,566	$1,273	$1,284	$1,442	$1,351	$1,144	$6,545	$7,823	$8,074	$6,260	$5,221
Non-interest revenue(4)(5)(14)	646	381	230	4	179	274	120	(1,352)	2,946	1,018	1,315	1,261	(779)
Total revenues, net of interest expense	2,430	2,018	1,796	1,277	1,463	1,716	1,471	(208)	9,491	8,841	9,389	7,521	4,442
Total operating expenses(5)(6)(7)(8)(9)	2,687	2,108	2,078	2,163	2,226	2,277	2,169	2,026	9,628	9,204	11,201	9,036	8,698
Net credit losses on loans	249	214	208	257	256	256	297	341	1,572	770	870	928	1,150
Credit reserve build (release) for loans	(93)	(1)	55	112	73	70	16	75	(1,675)	(509)	127	73	234
Provision (release) for credit losses on unfunded lending commitments	(5)	(3)	(7)	(1)	(1)	(6)	(6)	2	(19)	122	(47)	(16)	(11)
Provisions for benefits and claims (PBC), other assets and HTM debt securities	35	33	33	29	31	54	24	31	97	97	354	130	140
Provisions for credit losses and for PBC	186	243	289	397	359	374	331	449	(25)	480	1,304	1,115	1,513
Income (loss) from continuing operations before taxes	(443)	(333)	(571)	(1,283)	(1,122)	(935)	(1,029)	(2,683)	(112)	(843)	(3,116)	(2,630)	(5,769)
Income taxes (benefits)	3	46	(56)	(167)	(283)	(362)	(277)	(410)	(914)	(1,119)	(979)	(174)	(1,332)
Income (loss) from continuing operations	(446)	(379)	(515)	(1,116)	(839)	(573)	(752)	(2,273)	802	276	(2,137)	(2,456)	(4,437)
Income (loss) from discontinued operations, net of taxes	(1)	-	(1)	-	(1)	-	(1)	(1)	7	(231)	(1)	(2)	(3)
Noncontrolling interests	(7)	(10)	(12)	(1)	16	(21)	3	16	19	4	16	(30)	14
Net income (loss)	$(440)	$(369)	$(504)	$(1,115)	$(856)	$(552)	$(756)	$(2,290)	$790	$41	$(2,154)	$(2,428)	$(4,454)
EOP assets (in billions)	$209	$202	$200	$202	$206	$214	$211	$210	$233	$218	$203	$202	$210
Average assets (in billions)	205	202	198	200	207	213	209	202	235	231	210	200	208
Efficiency ratio	111%	104%	116%	169%	152%	133%	147%	(974%)	101%	104%	119%	120%	196%
Average allocated TCE (in billions)(10)	$25.7	$27.1	$29.3	$29.6	$37.9	$40.7	$40.9	$39.0	$33.4	$25.6	$30.8	$27.7	$39.2

Revenue by line of business
Mexico Consumer/SBMM	$1,563	$1,633	$1,523	$1,422	$1,467	$1,536	$1,722	$1,775	$4,539	$4,637	$5,668	$6,141	$6,500
Asia Consumer(4)(11)	252	219	191	150	135	155	149	(1,434)	3,871	2,886	1,504	812	(995)
Legacy Holdings Assets (LHA)	4	(133)	20	(9)	19	-	-	(12)	308	33	110	(118)	7
Corporate/Other(14)	611	299	62	(286)	(158)	25	(400)	(537)	773	1,285	2,107	686	(1,070)
Total	$2,430	$2,018	$1,796	$1,277	$1,463	$1,716	$1,471	$(208)	$9,491	$8,841	$9,389	$7,521	$4,442

Mexico Consumer/SBMM—key indicators (in billions of dollars)
EOP loans	$26.0	$24.5	$23.5	$23.1	$24.1	$26.8	$28.5	$30.0
EOP deposits	41.0	37.6	34.6	34.1	35.3	38.4	40.6	43.8
Average loans	25.0	25.3	23.9	23.4	23.7	25.5	27.2	29.2
NCLs as a % of average loans (Mexico Consumer only)	4.67%	4.30%	4.36%	4.81%	5.51%	5.28%	5.46%	5.91%
Loans 90+ days past due as a % of EOP loans (Mexico Consumer only)	1.32%	1.32%	1.37%	1.43%	1.41%	1.58%	1.60%	1.72%
Loans 30-89 days past due as a % of EOP loans (Mexico Consumer only)	1.33%	1.33%	1.47%	1.41%	1.46%	1.52%	1.58%	1.59%

Asia Consumer—key indicators (in billions of dollars)(12)(13)
EOP loans	$6.5	$5.6	$5.5	$4.7	$4.5	$3.0	$2.7	$2.5
EOP deposits	9.0	8.3	8.4	7.5	7.4	1.5	1.3	1.1
Average loans	6.9	6.1	5.6	5.1	4.7	4.0	2.8	2.6

Legacy Holdings Assets—key indicators (in billions of dollars)
EOP loans	$2.7	$2.4	$2.5	$2.2	$2.2	$2.1	$1.8	$1.8

(1)	Includes Legacy Franchises (see page 12 for details) and certain unallocated costs of global staff functions (including finance, risk, human resources, legal and compliance-related costs), other corporate expenses, and unallocated global operations and technology expenses and income taxes, as well as Corporate Treasury investment activities and discontinued operations. The results of operations, as well as certain disclosed balance sheet information, for Mexico Consumer/SBMM are presented on a managerial view and include certain intercompany allocations, managerial charges, and offshore expenses that reflect the Mexico Consumer/SBMM operations as a component of Citi’s consolidated operations. The Mexico Consumer/SBMM results are therefore not intended to reflect, and may differ (significantly) from, Banamex’s results and operations as a standalone legal entity.
(2)	Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi's divestitures of its Asia consumer banking businesses and the planned divestiture of Mexico Consumer/SBMM within Legacy Franchises. See page 14 for additional information.
(3)	Certain of the results of operations of All Other—managed basis are non-GAAP financial measures. See page 14 for additional information.
(4)	In 4Q25, Citigroup recognized an approximate $1.2 billion loss recorded in revenue (approximately $1.1 billion after-tax) related to the loss on sale of the announced move to held-for-sale of AO Citibank (Russia). The sale closed on February 18, 2026. The loss on sale consists of (($1.556) billion) (($1.506) billion after-tax) in Legacy Franchises and (($32) million) in Corporate/Other, partially offset by $356 million in Services, $19 million in Markets and $40 million in Banking. The only tax impact ($50 million tax benefit) was recorded in Legacy Franchises. For additional information, see Citi's Form 8-K filed on December 29, 2025.
(5)	See footnote 2 on page 14.
(6)	See footnote 3 on page 14.
(7)	See footnote 4 on page 14.
(8)	See footnote 5 on page 14.
(9)	See footnote 6 on page 14.
(10)	TCE is a non-GAAP financial measure. See page 23 for a reconciliation of the summation of the segments' and component's average allocated TCE.
(11)	Asia Consumer includes revenues from the Poland and Russia consumer banking businesses.
(12)	Asia Consumer also includes loans and deposits in Poland (through 1Q25) and Russia.
(13)	The key indicators for Asia Consumer also reflect the reclassification of loans and deposits to Other assets and Other liabilities under HFS accounting on Citi’s Consolidated Balance Sheet beginning in 2Q25.
(14)	Certain interest-rate risk-management activities within Markets were moved to Corporate/Other. These changes impact the results for Markets, as well as Corporate/Other.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALL OTHER—MANAGED BASIS(1)(2)

Legacy Franchises(3)

(In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2021	2021	2021	2021	2022	2022	2022	2022	2023	2023	2023	2023

Net interest income	$1,480	$1,539	$1,467	$1,464	$1,446	$1,435	$1,362	$1,306	$1,255	$1,314	$1,273	$1,179
Non-interest revenue(4)(5)	692	675	706	695	494	397	573	543	568	600	558	535
Total revenues, net of interest expense	2,172	2,214	2,173	2,159	1,940	1,832	1,935	1,849	1,823	1,914	1,831	1,714
Total operating expenses(5)(6)(7)(8)(9)	1,893	1,820	1,785	1,832	1,718	1,811	1,750	1,772	1,696	1,715	1,682	1,625
Net credit losses on loans	688	373	294	217	203	183	198	186	198	199	237	236
Credit reserve build (release) for loans	(598)	(597)	(359)	(121)	(421)	(30)	(19)	(39)	(17)	72	(21)	93
Provision (release) for credit losses on unfunded lending commitments	(10)	(5)	4	(8)	259	(109)	(29)	1	(23)	(5)	(9)	(10)
Provisions for benefits and claims (PBC), other assets and HTM debt securities	50	8	17	23	32	17	29	13	175	45	(7)	152
Provisions for credit losses and for PBC	130	(221)	(44)	111	73	61	179	161	333	311	200	471
Income (loss) from continuing operations before taxes	149	615	432	216	149	(40)	6	(84)	(206)	(112)	(51)	(382)
Income taxes (benefits)	55	182	89	(170)	(50)	1	(44)	(59)	(162)	(65)	22	(114)
Income (loss) from continuing operations	94	433	343	386	199	(41)	50	(25)	(44)	(47)	(73)	(268)
Noncontrolling interests	(3)	(2)	(1)	(4)	(2)	2	-	3	2	3	2	1
Net income (loss)	$97	$435	$344	$390	$201	$(43)	$50	$(28)	$(46)	$(50)	$(75)	$(269)
EOP assets (in billions)	$131	$133	$125	$122	$123	$108	$100	$96	$94	$91	$78	$78
Average assets (in billions)	131	131	127	122	124	116	103	97	97	91	84	78
Efficiency ratio	87%	82%	82%	85%	89%	99%	90%	96%	93%	90%	92%	95%
Average Allocated TCE (in billions)(10)	$12.0	$12.0	$12.0	$12.0	$11.1	$11.1	$11.1	$11.1	$10.0	$10.0	$10.0	$10.0

Revenue by reporting unit and line of business
Mexico Consumer/SBMM(3)	$1,110	$1,152	$1,139	$1,138	$1,111	$1,161	$1,146	$1,219	$1,289	$1,406	$1,519	$1,454
Asia Consumer(4)(11)	1,017	996	941	917	790	772	757	567	498	470	287	249
Legacy Holdings Assets (LHA)	45	66	93	104	39	(101)	32	63	36	38	25	11
Total	$2,172	$2,214	$2,173	$2,159	$1,940	$1,832	$1,935	$1,849	$1,823	$1,914	$1,831	$1,714

Mexico Consumer/SBMM(3)—key indicators (in billions of dollars)
EOP loans	$18.3	$18.3	$17.7	$18.4	$18.8	$19.0	$19.0	$20.5	$22.0	$23.9	$24.0	$25.2
EOP deposits	31.2	31.5	30.0	31.1	32.4	34.0	34.4	34.8	36.7	39.0	38.3	40.2
Average loans	18.8	18.4	17.9	17.7	17.8	18.7	18.7	19.5	20.8	22.6	24.0	23.9
NCLs as a % of average loans (Mexico Consumer only)	10.65%	7.43%	5.26%	3.97%	3.78%	3.12%	3.82%	3.30%	3.87%	3.65%	4.12%	4.35%
Loans 90+ days past due as a % of EOP loans (Mexico Consumer only)	2.35%	1.84%	1.52%	1.38%	1.32%	1.29%	1.26%	1.28%	1.24%	1.37%	1.32%	1.35%
Loans 30-89 days past due as a % of EOP loans (Mexico Consumer only)	2.08%	1.60%	1.46%	1.30%	1.30%	1.18%	1.23%	1.26%	1.26%	1.28%	1.33%	1.35%

Asia Consumer—key indicators (in billions of dollars)(12)(13)
EOP loans	$54.0	$53.5	$42.9	$41.1	$19.5	$17.3	$13.4	$13.3	$10.0	$9.1	$8.0	$7.4
EOP deposits	54.6	54.0	46.6	43.3	17.5	17.2	14.6	14.5	14.4	12.2	10.8	9.5
Average loans	54.9	54.2	46.4	42.3	23.1	18.2	15.2	13.2	12.1	9.5	8.6	7.8

Legacy Holdings Assets—key indicators (in billions of dollars)
EOP loans	$7.0	$5.8	$5.0	$4.7	$4.3	$3.8	$3.7	$3.4	$3.3	$2.8	$2.8	$2.8

(1)

Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi's divestitures of its Asia consumer banking businesses and the planned divestiture of Mexico Consumer/SBMM within Legacy Franchises. See page 14 for additional information. The results of operations, as well as certain disclosed balance sheet information, for Mexico Consumer/SBMM are presented on a managerial view and include certain intercompany allocations, managerial charges, and offshore expenses that reflect the Mexico Consumer/SBMM operations as a component of Citi’s consolidated operations. The Mexico Consumer/SBMM results are therefore not intended to reflect, and may differ (significantly) from, Banamex’s results and operations as a standalone legal entity.

(2)	Certain of the results of operations of All Other—managed basis are non-GAAP financial measures. See page 14 for additional information.
(3)

Legacy Franchises consists of the consumer franchises in 13 markets across Asia, Poland and Russia that Citi has exited or intends to exit (collectively Asia Consumer); Mexico Consumer/SBMM (consists of Mexico consumer banking (Mexico Consumer) and Small Business and Middle-Market Banking (SBMM), collectively (Mexico Consumer/SBMM)); and Legacy Holdings Assets (North America consumer mortgage loans, Citigroup's U.K. consumer banking business and other legacy assets).

(4)

In 4Q25, Citigroup recognized an approximate $1.2 billion loss recorded in revenue (approximately $1.1 billion after-tax) related to the loss on sale of the announced move to held-for-sale of AO Citibank (Russia). The sale closed on February 18, 2026. The loss on sale consists of (($1.556) billion) (($1.506) billion after-tax) in Legacy Franchises and (($32) million) in Corporate/Other, partially offset by $356 million in Services, $19 million in Markets and $40 million in Banking. The only tax impact ($50 million tax benefit) was recorded in Legacy Franchises. For additional information, see Citi's Form 8-K filed on December 29, 2025.

(5)	See footnote 2 on page 14.
(6)	See footnote 3 on page 14.
(7)	See footnote 4 on page 14.
(8)	See footnote 5 on page 14.
(9)	See footnote 6 on page 14.
(10)	TCE is a non-GAAP financial measure. See page 23 for a reconciliation of the summation of the segments' and component's average allocated TCE.
(11)	Asia Consumer includes revenues from the Poland and Russia consumer banking businesses.
(12)	Asia Consumer also includes loans and deposits in Poland (through 1Q25) and Russia.
(13)

The key indicators for Asia Consumer also reflect the reclassification of loans and deposits to Other assets and Other liabilities under HFS accounting on Citi’s Consolidated Balance Sheet beginning in 2Q25.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALL OTHER—MANAGED BASIS(1)(2)

Legacy Franchises(3)

(In millions of dollars, except as otherwise noted)

									Full	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2024	2024	2024	2024	2025	2025	2025	2025	2021	2022	2023	2024	2025

Net interest income	$1,278	$1,196	$1,253	$1,160	$1,167	$1,271	$1,338	$1,379	$5,950	$5,549	$5,021	$4,887	$5,155
Non-interest revenue(4)(5)	541	523	481	403	454	420	533	(1,050)	2,768	2,007	2,261	1,948	357
Total revenues, net of interest expense	1,819	1,719	1,734	1,563	1,621	1,691	1,871	329	8,718	7,556	7,282	6,835	5,512
Total operating expenses(5)(6)(7)(8)(9)	1,605	1,550	1,475	1,381	1,334	1,287	1,320	1,222	7,330	7,051	6,718	6,011	5,163
Net credit losses on loans	249	214	208	257	256	256	297	341	1,572	770	870	928	1,150
Credit reserve build (release) for loans	(93)	(1)	55	112	73	70	16	75	(1,675)	(509)	127	73	234
Provision (release) for credit losses on unfunded lending commitments	(5)	(3)	(7)	(1)	(1)	(6)	(6)	2	(19)	122	(47)	(16)	(11)
Provisions for benefits and claims (PBC), other assets and HTM debt securities	37	28	35	25	30	51	20	29	98	91	365	125	130
Provisions for credit losses and for PBC	188	238	291	393	358	371	327	447	(24)	474	1,315	1,110	1,503
Income (loss) from continuing operations before taxes	26	(69)	(32)	(211)	(71)	33	224	(1,340)	1,412	31	(751)	(286)	(1,154)
Income taxes (benefits)	23	(11)	(1)	(53)	(25)	(5)	66	147	156	(152)	(319)	(42)	183
Income (loss) from continuing operations	3	(58)	(31)	(158)	(46)	38	158	(1,487)	1,256	183	(432)	(244)	(1,337)
Noncontrolling interests	2	-	-	3	14	(22)	3	9	(10)	3	8	5	4
Net income (loss)	$1	$(58)	$(31)	$(161)	$(60)	$60	$155	$(1,496)	$1,266	$180	$(440)	$(249)	$(1,341)
EOP assets (in billions)	$80	$72	$69	$74	$77	$83	$86	$86	$122	$96	$78	$74	$86
Average assets (in billions)	78	77	70	72	77	81	85	87	128	110	88	74	83
Efficiency ratio	88%	90%	85%	88%	82%	76%	71%	371%	84%	93%	92%	88%	94%
Average Allocated TCE (in billions)(10)	$6.2	$6.2	$6.2	$6.2	$5.1	$5.1	$5.1	$5.1	$12.0	$11.1	$10.0	$6.2	$5.1

Revenue by reporting unit and line of business
Mexico Consumer/SBMM(3)	$1,563	$1,633	$1,523	$1,422	$1,467	$1,536	$1,722	$1,775	$4,539	$4,637	$5,668	$6,141	$6,500
Asia Consumer(4)(11)	252	219	191	150	135	155	149	(1,434)	3,871	2,886	1,504	812	(995)
Legacy Holdings Assets (LHA)	4	(133)	20	(9)	19	-	-	(12)	308	33	110	(118)	7
Total	$1,819	$1,719	$1,734	$1,563	$1,621	$1,691	$1,871	$329	$8,718	$7,556	$7,282	$6,835	$5,512

Mexico Consumer/SBMM(3)—key indicators (in billions of dollars)
EOP loans	$26.0	$24.5	$23.5	$23.1	$24.1	$26.8	$28.5	$30.0
EOP deposits	41.0	37.6	34.6	34.1	35.3	38.4	40.6	43.8
Average loans	25.0	25.3	23.9	23.4	23.7	25.5	27.2	29.2
NCLs as a % of average loans (Mexico Consumer only)	4.67%	4.30%	4.36%	4.81%	5.51%	5.28%	5.46%	5.91%
Loans 90+ days past due as a % of EOP loans (Mexico Consumer only)	1.32%	1.32%	1.37%	1.43%	1.41%	1.58%	1.60%	1.72%
Loans 30-89 days past due as a % of EOP loans (Mexico Consumer only)	1.33%	1.33%	1.47%	1.41%	1.46%	1.52%	1.58%	1.59%

Asia Consumer—key indicators (in billions of dollars)(12)(13)
EOP loans	$6.5	$5.6	$5.5	$4.7	$4.5	$3.0	$2.7	$2.5
EOP deposits	9.0	8.3	8.4	7.5	7.4	1.5	1.3	1.1
Average loans	6.9	6.1	5.6	5.1	4.7	4.0	2.8	2.6

Legacy Holdings Assets—key indicators (in billions of dollars)
EOP loans	$2.7	$2.4	$2.5	$2.2	$2.2	$2.1	$1.8	$1.8

(1)

Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi's divestitures of its Asia consumer banking businesses and the planned divestiture of Mexico Consumer/SBMM within Legacy Franchises. See page 14 for additional information. The results of operations, as well as certain disclosed balance sheet information, for Mexico Consumer/SBMM are presented on a managerial view and include certain intercompany allocations, managerial charges, and offshore expenses that reflect the Mexico Consumer/SBMM operations as a component of Citi’s consolidated operations. The Mexico Consumer/SBMM results are therefore not intended to reflect, and may differ (significantly) from, Banamex’s results and operations as a standalone legal entity.

(2)	Certain of the results of operations of All Other—managed basis are non-GAAP financial measures. See page 14 for additional information.
(3)

Legacy Franchises consists of the consumer franchises in 13 markets across Asia, Poland and Russia that Citi has exited or intends to exit (collectively Asia Consumer); Mexico Consumer/SBMM (consists of Mexico consumer banking (Mexico Consumer) and Small Business and Middle-Market Banking (SBMM), collectively (Mexico Consumer/SBMM)); and Legacy Holdings Assets (North America consumer mortgage loans, Citigroup's U.K. consumer banking business and other legacy assets).

(4)

In 4Q25, Citigroup recognized an approximate $1.2 billion loss recorded in revenue (approximately $1.1 billion after-tax) related to the loss on sale of the announced move to held-for-sale of AO Citibank (Russia). The sale closed on February 18, 2026. The loss on sale consists of (($1.556) billion) (($1.506) billion after-tax) in Legacy Franchises and (($32) million) in Corporate/Other, partially offset by $356 million in Services, $19 million in Markets and $40 million in Banking. The only tax impact ($50 million tax benefit) was recorded in Legacy Franchises. For additional information, see Citi's Form 8-K filed on December 29, 2025.

(5)	See footnote 2 on page 14.
(6)	See footnote 3 on page 14.
(7)	See footnote 4 on page 14.
(8)	See footnote 5 on page 14.
(9)	See footnote 6 on page 14.
(10)	TCE is a non-GAAP financial measure. See page 23 for a reconciliation of the summation of the segments' and component's average allocated TCE.
(11)	Asia Consumer includes revenues from the Poland and Russia consumer banking businesses.
(12)	Asia Consumer also includes loans and deposits in Poland (through 1Q25) and Russia.
(13)

The key indicators for Asia Consumer also reflect the reclassification of loans and deposits to Other assets and Other liabilities under HFS accounting on Citi’s Consolidated Balance Sheet beginning in 2Q25.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALL OTHER

Corporate/Other(1)

(In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2021	2021	2021	2021	2022	2022	2022	2022	2023	2023	2023	2023

Net interest income(2)	$55	$111	$248	$181	$167	$361	$752	$994	$1,033	$911	$626	$483
Non-interest revenue(2)	169	74	(58)	(7)	(18)	48	(540)	(479)	(194)	(352)	(154)	(246)
Total revenues, net of interest expense	224	185	190	174	149	409	212	515	839	559	472	237
Total operating expenses	573	522	669	534	556	450	570	577	595	544	501	2,843
Provisions for other assets, HTM debt securities and other	-	1	-	(2)	1	3	3	(1)	112	(111)	(1)	(11)
Income (loss) from continuing operations before taxes	(349)	(338)	(479)	(358)	(408)	(44)	(361)	(61)	132	126	(28)	(2,595)
Income taxes (benefits)	(95)	(616)	(269)	(90)	(353)	(216)	(307)	(91)	(131)	39	(61)	(507)
Income (loss) from continuing operations	(254)	278	(210)	(268)	(55)	172	(54)	30	263	87	33	(2,088)
Income (loss) from discontinued operations, net of taxes	(2)	10	(1)	-	(2)	(221)	(6)	(2)	(1)	(1)	2	(1)
Noncontrolling interests	7	6	15	1	2	(5)	10	(6)	7	(3)	7	(3)
Net income (loss)	$(263)	$282	$(226)	$(269)	$(59)	$(44)	$(70)	$34	$255	$89	$28	$(2,086)
EOP assets (in billions)	$108	$112	$111	$111	$120	$125	$127	$122	$129	$125	$124	$125
Average allocated TCE (in billions)(3)	19.8	22.0	22.5	22.1	13.9	13.0	14.1	15.5	18.5	21.5	22.7	22.6

(1)	Includes certain unallocated costs of global staff functions (including finance, risk, human resources, legal and compliance-related costs), other corporate expenses and unallocated global operations and technology expenses and income taxes, as well as Corporate Treasury investment activities and discontinued operations.
(2)	Certain interest-rate risk-management activities within Markets were moved to Corporate/Other. These changes impact the results for Markets, as well as Corporate/Other.
(3)	TCE is a non-GAAP financial measure. See page 23 for a reconciliation of the summation of the segments' and component's average allocated TCE.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALL OTHER

Corporate/Other(1)

(In millions of dollars, except as otherwise noted)

									Full	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2024	2024	2024	2024	2025	2025	2025	2025	2021	2022	2023	2024	2025

Net interest income(2)	$506	$441	$313	$113	$117	$171	$13	$(235)	$595	$2,274	$3,053	$1,373	$66
Non-interest revenue(2)	105	(142)	(251)	(399)	(275)	(146)	(413)	(302)	178	(989)	(946)	(687)	(1,136)
Total revenues, net of interest expense	611	299	62	(286)	(158)	25	(400)	(537)	773	1,285	2,107	686	(1,070)
Total operating expenses	1,082	558	603	782	892	990	849	804	2,298	2,153	4,483	3,025	3,535
Provisions for other assets, HTM debt securities and other	(2)	5	(2)	4	1	3	4	2	(1)	6	(11)	5	10
Income (loss) from continuing operations before taxes	(469)	(264)	(539)	(1,072)	(1,051)	(968)	(1,253)	(1,343)	(1,524)	(874)	(2,365)	(2,344)	(4,615)
Income taxes (benefits)	(20)	57	(55)	(114)	(258)	(357)	(343)	(557)	(1,070)	(967)	(660)	(132)	(1,515)
Income (loss) from continuing operations	(449)	(321)	(484)	(958)	(793)	(611)	(910)	(786)	(454)	93	(1,705)	(2,212)	(3,100)
Income (loss) from discontinued operations, net of taxes	(1)	-	(1)	-	(1)	-	(1)	(1)	7	(231)	(1)	(2)	(3)
Noncontrolling interests	(9)	(10)	(12)	(4)	2	1	-	7	29	1	8	(35)	10
Net income (loss)	$(441)	$(311)	$(473)	$(954)	$(796)	$(612)	$(911)	$(794)	$(476)	$(139)	$(1,714)	$(2,179)	$(3,113)
EOP assets (in billions)	$129	$130	$131	$128	$129	$131	$125	$124	$111	$122	$125	$128	$124
Average allocated TCE (in billions)(3)	19.5	20.9	23.1	23.4	32.8	35.6	35.8	33.9	21.4	14.5	20.8	21.5	34.1

(1)	Includes certain unallocated costs of global staff functions (including finance, risk, human resources, legal and compliance-related costs), other corporate expenses and unallocated global operations and technology expenses and income taxes, as well as Corporate Treasury investment activities and discontinued operations.
(2)	Certain interest-rate risk-management activities within Markets were moved to Corporate/Other. These changes impact the results for Markets, as well as Corporate/Other.
(3)	TCE is a non-GAAP financial measure. See page 23 for a reconciliation of the summation of the segments' and component's average allocated TCE.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALL OTHER

Divestiture-Related Impacts

(Reconciling Items)(1)

(In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2021	2021	2021	2021	2022	2022	2022	2022	2023	2023	2023	2023

Net interest income	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Non-interest revenue(2)	-	-	(657)	(13)	(47)	78	614	209	1,018	(6)	396	(62)
Total revenues, net of interest expense	-	-	(657)	(13)	(47)	78	614	209	1,018	(6)	396	(62)
Total operating expenses(2)(3)(4)(5)(6)	-	-	-	1,171	559	(28)	107	58	73	79	114	106
Net credit losses on loans	-	-	(5)	(1)	(53)	(50)	(35)	(18)	(12)	(8)	(19)	33
Credit reserve build (release) for loans	-	-	28	2	259	-	22	(22)	3	(3)	2	(63)
Provision (release) for credit losses on unfunded lending commitments	-	-	-	-	(135)	108	1	(1)	1	(1)	-	-
Provisions for benefits and claims (PBC), other assets and HTM debt securities	-	-	-	-	-	-	-	-	-	-	-	-
Provisions for credit losses and for PBC	-	-	23	1	71	58	(12)	(41)	(8)	(12)	(17)	(30)
Income (loss) from continuing operations before taxes	-	-	(680)	(1,185)	(677)	48	519	192	953	(73)	299	(138)
Income taxes (benefits)	-	-	(100)	(123)	(89)	13	263	79	305	19	85	(27)
Income (loss) from continuing operations	-	-	(580)	(1,062)	(588)	35	256	113	648	(92)	214	(111)
Income (loss) from discontinued operations, net of taxes	-	-	-	-	-	-	-	-	-	-	-	-
Noncontrolling interests	-	-	-	-	-	-	-	-	-	-	-	-
Net income (loss)	$-	$-	$(580)	$(1,062)	$(588)	$35	$256	$113	$648	$(92)	$214	$(111)

(1)	Reconciling Items consist of the divestiture-related impacts excluded from the results of All Other, as well as All Other—Legacy Franchises on a managed basis. The Reconciling Items are fully reflected in Citi's Consolidated Statement of Income on page 2 for each respective line item.
(2)	2Q25 includes (i) an approximate $186 million loss recorded in revenue (approximately $157 million after-tax) related to the announced sale of the Poland consumer banking business; and (ii) approximately $37 million in operating expenses (approximately $26 million after-tax) primarily related to separation costs in Mexico. For additional information, see Citi's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025.
(3)	4Q24 includes approximately $56 million in operating expenses (approximately $39 million after-tax), primarily related to separation costs in Mexico and severance costs in the Asia exit markets. For additional information, see Citi's Annual Report on Form 10-K for the year ended December 31, 2024.
(4)	1Q25 includes approximately $34 million in operating expenses (approximately $23 million after-tax), largely related to separation costs in Mexico and severance costs in the Asia exit markets. For additional information, see Citi's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025.
(5)	3Q25 includes approximately $766 million in operating expenses (approximately $744 million after-tax), driven by a goodwill impairment charge in Mexico ($726 million ($714 million after-tax)) and separation costs in Mexico. For additional information, see Citi's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025.
(6)	4Q25 includes approximately $40 million in operating expenses (approximately $28 million after-tax), primarily related to separation costs in Mexico. For additional information, see Citi's Annual Report on Form 10-K for the year ended December 31, 2025.

Note:

See “All Other—Divestiture-Related Impacts (Reconciling Items)” in Citi’s Annual Reports on Form 10-K for the years ended December 31, 2025, 2024 and 2023, and "Legacy Franchises” in Citi’s Annual Report on Form 10-K for the year ended December 31, 2022 for additional information on divestiture-related impacts.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALL OTHER

Divestiture-Related Impacts

(Reconciling Items)(1)

(In millions of dollars, except as otherwise noted)

									Full	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2024	2024	2024	2024	2025	2025	2025	2025	2021	2022	2023	2024	2025

Net interest income	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Non-interest revenue(2)	(12)	33	1	4	-	(177)	2	(1)	(670)	854	1,346	26	(176)
Total revenues, net of interest expense	(12)	33	1	4	-	(177)	2	(1)	(670)	854	1,346	26	(176)
Total operating expenses(2)(3)(4)(5)(6)	110	85	67	56	34	37	766	40	1,171	696	372	318	877
Net credit losses on loans	11	(3)	(1)	-	-	5	(3)	(2)	(6)	(156)	(6)	7	-
Credit reserve build (release) for loans	-	-	-	-	(11)	-	-	1	30	259	(61)	-	(10)
Provision (release) for credit losses on unfunded lending commitments	-	-	-	-	-	-	-	-	-	(27)	-	-	-
Provisions for benefits and claims (PBC), other assets and HTM debt securities	-	-	-	-	-	-	-	-	-	-	-	-	-
Provisions for credit losses and for PBC	11	(3)	(1)	-	(11)	5	(3)	(1)	24	76	(67)	7	(10)
Income (loss) from continuing operations before taxes	(133)	(49)	(65)	(52)	(23)	(219)	(761)	(40)	(1,865)	82	1,041	(299)	(1,043)
Income taxes (benefits)	(39)	(17)	(20)	(16)	(8)	(39)	16	70	(223)	266	382	(92)	39
Income (loss) from continuing operations	(94)	(32)	(45)	(36)	(15)	(180)	(777)	(110)	(1,642)	(184)	659	(207)	(1,082)
Income (loss) from discontinued operations, net of taxes	-	-	-	-	-	-	-	-	-	-	-	-	-
Noncontrolling interests	-	-	-	-	-	-	-	-	-	-	-	-	-
Net income (loss)	$(94)	$(32)	$(45)	$(36)	$(15)	$(180)	$(777)	$(110)	$(1,642)	$(184)	$659	$(207)	$(1,082)

(1)	Reconciling Items consist of the divestiture-related impacts excluded from the results of All Other, as well as All Other—Legacy Franchises on a managed basis. The Reconciling Items are fully reflected in Citi's Consolidated Statement of Income on page 2 for each respective line item.
(2)	2Q25 includes (i) an approximate $186 million loss recorded in revenue (approximately $157 million after-tax) related to the announced sale of the Poland consumer banking business; and (ii) approximately $37 million in operating expenses (approximately $26 million after-tax) primarily related to separation costs in Mexico. For additional information, see Citi's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025.
(3)	4Q24 includes approximately $56 million in operating expenses (approximately $39 million after-tax), primarily related to separation costs in Mexico and severance costs in the Asia exit markets. For additional information, see Citi's Annual Report on Form 10-K for the year ended December 31, 2024.
(4)	1Q25 includes approximately $34 million in operating expenses (approximately $23 million after-tax), largely related to separation costs in Mexico and severance costs in the Asia exit markets. For additional information, see Citi's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025.
(5)	3Q25 includes approximately $766 million in operating expenses (approximately $744 million after-tax), driven by a goodwill impairment charge in Mexico ($726 million ($714 million after-tax)) and separation costs in Mexico. For additional information, see Citi's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025.
(6)	4Q25 includes approximately $40 million in operating expenses (approximately $28 million after-tax), primarily related to separation costs in Mexico. For additional information, see Citi's Annual Report on Form 10-K for the year ended December 31, 2025.

Note:

See “All Other—Divestiture-Related Impacts (Reconciling Items)” in Citi’s Annual Reports on Form 10-K for the years ended December 31, 2025, 2024 and 2023, and "Legacy Franchises” in Citi’s Annual Report on Form 10-K for the year ended December 31, 2022 for additional information on divestiture-related impacts.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

AVERAGE BALANCES AND INTEREST RATES(1)(2)(3)(4)

Taxable Equivalent Basis

(In millions of dollars), except as otherwise noted

	Average Volumes			Interest			% Average Rate(4)
	4Q24	3Q25	4Q25(5)	4Q24	3Q25	4Q25(5)	4Q24	3Q25	4Q25(5)
Assets
Deposits with banks	$284,050	$332,245	$333,848	$3,010	$3,435	$3,190	4.22%	4.10%	3.79%
Securities borrowed and purchased under resale agreements(6)	324,484	357,804	364,353	6,847	7,003	7,047	8.39%	7.77%	7.67%
Trading account assets(7)	408,741	523,334	523,690	4,494	5,289	5,317	4.37%	4.01%	4.03%
Investments	484,416	449,689	447,982	4,318	4,177	4,192	3.55%	3.69%	3.71%
Consumer loans	388,366	396,333	401,451	9,913	10,150	10,121	10.15%	10.16%	10.00%
Corporate loans	299,641	328,686	335,263	5,378	5,263	5,286	7.14%	6.35%	6.26%
Total loans (net of unearned income)(8)	688,007	725,019	736,714	15,291	15,413	15,407	8.84%	8.43%	8.30%
Other interest-earning assets	71,125	83,974	96,860	1,112	1,400	1,521	6.22%	6.61%	6.23%
Total average interest-earning assets	$2,260,823	$2,472,065	$2,503,447	$35,072	$36,717	$36,674	6.17%	5.89%	5.81%

Liabilities
Deposits	$1,116,527	$1,180,367	$1,218,253	$9,361	$9,163	$8,680	3.34%	3.08%	2.83%
Securities loaned and sold under repurchase agreements(6)	317,665	401,821	384,902	6,628	7,356	7,101	8.30%	7.26%	7.32%
Trading account liabilities(7)	91,601	107,815	103,820	933	755	753	4.05%	2.78%	2.88%
Short-term borrowings and other interest-bearing liabilities	123,004	147,175	154,999	1,830	1,933	1,907	5.92%	5.21%	4.88%
Long-term debt(9)	177,288	187,340	186,846	2,562	2,543	2,543	5.75%	5.39%	5.40%
Total average interest-bearing liabilities	$1,826,085	$2,024,518	$2,048,820	$21,314	$21,750	$20,984	4.64%	4.26%	4.06%

Net interest income as a % of average interest-earning assets (NIM)(9)				$13,758	$14,967	$15,690	2.42%	2.40%	2.49%

4Q25 increase (decrease) from:							7 bps	9 bps

(1)	Interest income and Net interest income include the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 21%) of $25 million for 4Q24, $27 million for 3Q25 and $25 million for 4Q25.
(2)	Citigroup average balances and interest rates include both domestic and international operations.
(3)	Monthly averages have been used by certain subsidiaries where daily averages are unavailable.
(4)	Average rate percentage is calculated as annualized interest over average volumes.
(5)	Not used.
(6)	Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of ASU 2013-01 (Topic 210).
(7)	Interest expense on Trading account liabilities of Services, Markets, and Banking is reported as a reduction of Interest income. Interest income and Interest expense on cash collateral positions are reported in Trading account assets and Trading account liabilities, respectively.
(8)	Nonperforming loans are included in the average loan balances.
(9)	Excludes hybrid financial instruments with changes in fair value recorded in Principal transactions revenue.

Reclassified to conform to the current period's presentation.

END-OF-PERIOD LOANS(1)(2)

(In billions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2021	2021	2021	2021	2022	2022	2022	2022	2023	2023	2023	2023

Corporate loans by region
North America	$126.7	$127.5	$127.8	$126.7	$129.2	$129.8	$125.9	$127.8	$125.1	$121.7	$123.0	$128.9
International	163.8	168.5	167.7	164.5	180.1	171.9	162.5	161.4	163.2	164.3	165.6	171.3
Total corporate loans	$290.5	$296.0	$295.5	$291.2	$309.3	$301.7	$288.4	$289.2	$288.3	$286.0	$288.6	$300.2

Corporate loans by segment and reporting unit
Services	$72.7	$77.5	$79.8	$75.2	$86.7	$85.9	$80.4	$76.6	$80.1	$83.6	$83.5	$84.7
Markets	110.2	115.2	110.8	114.6	115.2	108.8	108.1	113.9	111.1	106.9	111.9	122.0
Banking	102.1	97.9	99.7	95.8	101.8	101.1	94.2	92.7	91.1	89.2	86.8	86.8
All Other–Legacy Franchises–Mexico SBMM & AFG(3)	5.5	5.4	5.2	5.6	5.6	5.9	5.7	6.0	6.0	6.3	6.4	6.7
Total corporate loans	$290.5	$296.0	$295.5	$291.2	$309.3	$301.7	$288.4	$289.2	$288.3	$286.0	$288.6	$300.2

Wealth by region
North America	$122.8	$125.2	$124.4	$124.5	$125.9	$128.1	$132.8	$132.8	$135.2	$138.3	$141.1	$142.7
International	57.1	57.8	58.0	58.3	55.9	54.0	51.6	50.8	50.9	50.9	49.4	49.8
Total	$179.9	$183.0	$182.4	$182.8	$181.8	$182.1	$184.4	$183.6	$186.1	$189.2	$190.5	$192.5

USCC
GPCC	$94.3	$97.8	$98.7	$105.3	$102.6	$108.8	$111.4	$119.7	$115.8	$122.1	$124.8	$132.3
PLCC	26.7	27.0	26.8	28.6	27.4	28.6	29.0	31.0	29.7	30.9	30.9	32.4
Installment Lending	0.8	0.8	1.0	1.2	1.5	1.9	2.4	2.6	2.8	2.9	3.1	3.3
Total	$121.8	$125.6	$126.5	$135.1	$131.5	$139.3	$142.8	$153.3	$148.3	$155.9	$158.8	$168.0

All Other—Consumer
Mexico Consumer	$13.4	$13.5	$13.0	$13.3	$13.6	$13.5	$13.7	$14.8	$16.3	$17.8	$17.8	$18.7
Asia Consumer(4)	54.0	53.5	42.9	41.1	19.5	17.3	13.4	13.3	10.0	9.1	8.0	7.4
Legacy Holdings Assets (LHA)	6.4	5.2	4.5	4.2	3.9	3.4	3.3	3.1	3.0	2.6	2.6	2.6
Total	$73.8	$72.2	$60.4	$58.6	$37.0	$34.2	$30.4	$31.2	$29.3	$29.5	$28.4	$28.7

Total consumer loans	$375.5	$380.8	$369.3	$376.5	$350.3	$355.6	$357.6	$368.1	$363.7	$374.6	$377.7	$389.2

Total loans—EOP	$666.0	$676.8	$664.8	$667.8	$659.7	$657.3	$646.0	$657.2	$652.0	$660.6	$666.3	$689.4

Total loans—average	$666.0	$670.3	$668.5	$667.4	$648.6	$657.5	$654.7	$652.5	$653.7	$653.6	$662.3	$674.7

NCLs as a % of total average loans	1.06%	0.79%	0.57%	0.51%	0.55%	0.52%	0.54%	0.72%	0.81%	0.92%	0.98%	1.17%

(1)	Corporate loans include loans managed by Services, Markets, Banking, and All Other—Legacy Franchises—Mexico SBMM, and the AFG.
(2)	Consumer loans include loans managed by USCC, Wealth, and All Other—Legacy Franchises (other than Mexico SBMM, and the AFG).
(3)

Includes Legacy Franchises corporate loans activity related to Mexico SBMM and AFG (AFG was previously reported in Markets; all periods have been reclassified to reflect this move into Legacy Franchises), as well as other LHA corporate loans.

(4)	Asia Consumer also includes loans in Poland (through 1Q25) and Russia.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

END-OF-PERIOD LOANS(1)(2)

(In billions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2024	2024	2024	2024	2025	2025	2025	2025

Corporate loans by region
North America	$122.9	$129.6	$127.5	$130.8	$138.7	$146.5	$150.1	$155.2
International	169.9	172.0	172.3	170.6	177.0	183.1	185.2	188.5
Total corporate loans	$292.8	$301.6	$299.8	$301.4	$315.7	$329.6	$335.3	$343.7

Corporate loans by segment and reporting unit
Services	$80.5	$88.9	$88.7	$87.9	$98.0	$96.4	$99.4	$99.5
Markets	118.3	119.5	120.0	125.3	129.8	144.3	149.7	159.4
Banking	87.3	86.7	84.7	82.1	81.4	81.9	78.8	77.2
All Other–Legacy Franchises–Mexico SBMM & AFG(3)	6.7	6.5	6.4	6.1	6.5	7.0	7.4	7.6
Total corporate loans	$292.8	$301.6	$299.8	$301.4	$315.7	$329.6	$335.3	$343.7

Wealth by region
North America	$142.2	$143.6	$145.4	$144.8	$144.9	$147.3	$148.2	$150.2
International	48.9	49.5	51.2	49.5	50.6	52.7	53.5	54.1
Total	$191.1	$193.1	$196.6	$194.3	$195.5	$200.0	$201.7	$204.3

USCC
GPCC	$128.2	$132.1	$132.4	$139.0	$132.9	$136.8	$137.7	$143.2
PLCC	30.6	31.4	31.3	32.1	29.9	30.4	29.8	30.5
Installment Lending	3.4	3.5	3.8	3.8	3.7	3.7	3.8	3.8
Total	$162.2	$167.0	$167.5	$174.9	$166.5	$170.9	$171.3	$177.5

All Other—Consumer
Mexico Consumer	$19.6	$18.2	$17.4	$17.2	$17.9	$20.0	$21.2	$22.5
Asia Consumer(4)	6.5	5.6	5.5	4.7	4.5	3.0	2.7	2.5
Legacy Holdings Assets (LHA)	2.4	2.2	2.2	2.0	1.9	1.9	1.7	1.7
Total	$28.5	$26.0	$25.1	$23.9	$24.3	$24.9	$25.6	$26.7

Total consumer loans	$381.8	$386.1	$389.2	$393.1	$386.3	$395.8	$398.6	$408.5

Total loans—EOP	$674.6	$687.7	$688.9	$694.5	$702.1	$725.3	$733.9	$752.2

Total loans—average	$678.8	$679.6	$686.5	$688.0	$690.7	$712.2	$725.0	$736.7

NCLs as a % of total average loans	1.36%	1.35%	1.26%	1.30%	1.44%	1.26%	1.21%	1.18%

(1)	Corporate loans include loans managed by Services, Markets, Banking, and All Other—Legacy Franchises—Mexico SBMM, and the AFG.
(2)	Consumer loans include loans managed by USCC, Wealth, and All Other—Legacy Franchises (other than Mexico SBMM, and the AFG).
(3)

Includes Legacy Franchises corporate loans activity related to Mexico SBMM and AFG (AFG was previously reported in Markets; all periods have been reclassified to reflect this move into Legacy Franchises), as well as other LHA corporate loans.

(4)	Asia Consumer also includes loans in Poland (through 1Q25) and Russia.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

END-OF-PERIOD DEPOSITS

(In billions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2021	2021	2021	2021	2022	2022	2022	2022	2023	2023	2023	2023

Services, Markets, and Banking by region (Institutional)
North America	$383.4	$377.3	$406.4	$381.2	$388.9	$402.7	$389.2	$403.9	$393.1	$391.7	$369.9	$369.6
International	414.7	420.5	425.8	408.0	436.2	425.4	407.4	441.3	426.1	426.5	412.3	431.8
Total	$798.1	$797.8	$832.2	$789.2	$825.1	$828.1	$796.6	$845.2	$819.2	$818.2	$782.2	$801.4

Treasury and Trade Solutions	$646.1	$641.9	$675.5	$635.0	$665.7	$671.8	$648.7	$702.9	$672.5	$673.2	$644.8	$661.5
Securities Services	129.9	135.2	136.8	133.8	138.8	136.3	127.8	119.8	124.2	124.4	113.7	119.9
Services	$776.0	$777.1	$812.3	$768.8	$804.5	$808.1	$776.5	$822.7	$796.7	$797.6	$758.5	$781.4
Markets(1)	20.6	19.3	18.8	19.4	19.5	18.8	18.7	20.8	21.2	19.7	22.8	19.3
Banking	1.5	1.4	1.1	1.0	1.1	1.2	1.4	1.7	1.3	0.9	0.9	0.7
Total	$798.1	$797.8	$832.2	$789.2	$825.1	$828.1	$796.6	$845.2	$819.2	$818.2	$782.2	$801.4

Wealth
North America	$289.3	$297.9	$308.3	$323.7	$325.5	$306.0	$302.9	$306.5	$307.4	$297.0	$292.6	$299.4
International	109.8	111.7	114.0	114.3	116.2	112.5	116.2	123.6	122.6	123.6	118.6	122.4
Total	$399.1	$409.6	$422.3	$438.0	$441.7	$418.5	$419.1	$430.1	$430.0	$420.6	$411.2	$421.8

All Other
Legacy Franchises
Mexico Consumer	$24.0	$24.2	$23.3	$24.8	$24.9	$26.6	$26.9	$28.3	$29.1	$30.6	$29.6	$31.9
Mexico SBMM—corporate	7.2	7.3	6.7	6.3	7.5	7.4	7.5	6.5	7.6	8.4	8.7	8.3
Asia Consumer(2)	54.6	54.0	46.6	43.3	17.5	17.2	14.6	14.5	14.4	12.2	10.8	9.5
Legacy Holdings Assets (LHA)(3)	7.2	7.4	7.7	8.0	9.9	9.1	8.2	7.7	6.9	6.2	5.1	4.1
Corporate/Other(1)	10.8	10.0	8.7	7.6	7.1	14.9	33.6	33.7	23.3	23.7	25.9	31.7
Total	$103.8	$102.9	$93.0	$90.0	$66.9	$75.2	$90.8	$90.7	$81.3	$81.1	$80.1	$85.5

Total deposits—EOP	$1,301.0	$1,310.3	$1,347.5	$1,317.2	$1,333.7	$1,321.8	$1,306.5	$1,366.0	$1,330.5	$1,319.9	$1,273.5	$1,308.7

Total deposits—average	$1,304.0	$1,321.3	$1,343.0	$1,370.3	$1,334.3	$1,322.5	$1,315.9	$1,361.1	$1,363.2	$1,338.2	$1,315.1	$1,319.7

(1)	During the third quarter of 2024, approximately $9 billion of institutional deposits were moved from Markets to Corporate/Other, as they are managed by Citi Treasury. Prior periods were not impacted.
(2)	Asia Consumer also includes deposits in Poland (through 1Q25) and Russia.
(3)	LHA includes deposits from the U.K. consumer banking business.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

END-OF-PERIOD DEPOSITS

(In billions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2024	2024	2024	2024	2025	2025	2025	2025

Services, Markets, and Banking by region (Institutional)
North America	$374.2	$376.1	$394.7	$397.9	$406.3	$414.4	$428.3	$452.9
International	436.0	431.0	444.9	422.5	444.4	477.2	483.1	481.3
Total	$810.2	$807.1	$839.6	$820.4	$850.7	$891.6	$911.4	$934.2

Treasury and Trade Solutions	$662.1	$655.1	$683.7	$680.7	$692.1	$726.4	$740.0	$779.4
Securities Services	125.3	127.8	142.0	126.3	140.9	148.1	151.3	138.4
Services	$787.4	$782.9	$825.7	$807.0	$833.0	$874.5	$891.3	$917.8
Markets(1)	22.1	23.7	13.4	12.8	17.2	16.7	19.3	16.0
Banking	0.7	0.5	0.5	0.6	0.5	0.4	0.8	0.4
Total	$810.2	$807.1	$839.6	$820.4	$850.7	$891.6	$911.4	$934.2

Wealth
North America	$295.6	$280.3	$276.8	$278.9	$278.7	$277.3	$278.5	$285.6
International	124.3	123.8	124.6	123.3	122.4	123.1	129.2	126.9
Total	$419.9	$404.1	$401.4	$402.2	$401.1	$400.4	$407.7	$412.5

All Other
Legacy Franchises
Mexico Consumer	$31.8	$28.6	$26.1	$26.0	$25.6	$28.5	$29.7	$33.3
Mexico SBMM—corporate	9.2	9.0	8.5	8.1	9.7	9.9	10.9	10.5
Asia Consumer(2)	9.0	8.3	8.4	7.5	7.4	1.5	1.3	1.1
Legacy Holdings Assets (LHA)(3)	2.9	1.9	0.4	0.2	0.1	0.1	0.1	0.1
Corporate/Other(1)	24.2	19.1	25.6	20.1	21.8	25.7	22.8	11.9
Total	$77.1	$66.9	$69.0	$61.9	$64.6	$65.7	$64.8	$56.9

Total deposits—EOP	$1,307.2	$1,278.1	$1,310.0	$1,284.5	$1,316.4	$1,357.7	$1,383.9	$1,403.6

Total deposits—average	$1,326.4	$1,309.9	$1,311.1	$1,320.4	$1,305.0	$1,342.8	$1,382.2	$1,422.3

(1)	During the third quarter of 2024, approximately $9 billion of institutional deposits were moved from Markets to Corporate/Other, as they are managed by Citi Treasury. Prior periods were not impacted.
(2)	Asia Consumer also includes deposits in Poland (through 1Q25) and Russia.
(3)	LHA includes deposits from the U.K. consumer banking business.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES (ACL) ROLLFORWARD

(In millions of dollars, except ratios)

	Balance	Builds (Releases)					FY 2024
	12/31/23	1Q24	2Q24	3Q24	4Q24	FY 2024	FX/Other

Allowance for credit losses on loans (ACLL)
Services	$397	$34	$(100)	$7	$(71)	$(130)	$(3)
Markets	820	120	(111)	37	167	213	(3)
Banking	1,376	(89)	(51)	62	(122)	(200)	(9)
Legacy Franchises corporate (Mexico SBMM & AFG(2))	121	(8)	(12)	(3)	10	(13)	(13)
Total corporate ACLL	$2,714	$57	$(274)	$103	$(16)	$(130)	$(28)
U.S. Cards(3)	$12,626	$326	$357	$10	$221	$914	$20
Installment lending	319	13	30	30	32	105	1
Total USCC	$12,945	$339	$387	$40	$253	$1,019	$21
Wealth	924	(192)	(48)	9	(18)	(249)	(2)
All Other—consumer	1,562	(85)	11	58	102	86	(288)
Total consumer ACLL	$15,431	$62	$350	$107	$337	$856	$(269)
Total ACLL	$18,145	$119	$76	$210	$321	$726	$(297)
Allowance for credit losses on unfunded
lending commitments (ACLUC)	$1,728	$(98)	$(8)	$105	$(118)	$(119)	$(8)
Total ACLL and ACLUC	19,873	21	68	315	203	607	(305)
Other(4)(5)	1,883	14	107	160	131	412	(293)
Total ACL	$21,756	$35	$175	$475	$334	$1,019	$(598)

(1)	Primarily includes FX translation on the EOP ACL balances.
(2)	See footnote 3 on page 16.
(3)	The December 31, 2024 ACLL balance includes approximately $20 million related to an acquired portfolio, which is also reflected in the FX/Other column in this table.
(4)	Includes ACL activity on HTM securities and Other assets.
(5)

The decrease in the Other ACL at December 31, 2025, represents the held-for-sale accounting treatment for A.O. Citibank (Russia), wherein the assets and liabilities of A.O. Citibank were reclassified to Other assets and Other liabilities.

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES (ACL) ROLLFORWARD

(In millions of dollars, except ratios)

									ACLL/EOP
	Balance	Builds (Releases)					YTD 2025	Balance	Loans
	12/31/24	1Q25	2Q25	3Q25	4Q25	YTD 2025	FX/Other(1)	12/31/25	12/31/25

Allowance for credit losses on loans (ACLL)
Services	$264	$24	$53	$(4)	$(18)	$55	$8	$327
Markets	1,030	48	53	(44)	(73)	(16)	13	1,027
Banking	1,167	78	137	38	136	389	22	1,578
Legacy Franchises corporate (Mexico SBMM & AFG(2))	95	4	16	(12)	6	14	12	121
Total corporate ACLL	$2,556	$154	$259	$(22)	$51	$442	$55	$3,053	0.91%
U.S. Cards(3)	$13,560	$(169)	$(12)	$44	$(102)	$(239)	$3	$13,324	7.67%
Installment lending	425	(5)	7	11	(15)	(2)	(1)	422
Total USCC	$13,985	$(174)	$(5)	$55	$(117)	$(241)	$2	$13,746
Wealth	673	64	(65)	(16)	6	(11)	7	669
All Other—consumer	1,360	58	54	28	70	210	209	1,779
Total consumer ACLL	$16,018	$(52)	$(16)	$67	$(41)	$(42)	$218	$16,194	3.96%
Total ACLL	$18,574	$102	$243	$45	$10	$400	$273	$19,247	2.58%
Allowance for credit losses on unfunded
lending commitments (ACLUC)	$1,601	$108	$(19)	$100	$13	$202	$30	$1,833
Total ACLL and ACLUC	20,175	210	224	145	23	602	303	21,080
Other(4)(5)	2,002	34	388	74	(17)	479	(2,188)	293
Total ACL	$22,177	$244	$612	$219	$6	$1,081	$(1,885)	$21,373

(1)	Primarily includes FX translation on the EOP ACL balances.
(2)	See footnote 3 on page 16.
(3)	The December 31, 2024 ACLL balance includes approximately $20 million related to an acquired portfolio, which is also reflected in the FX/Other column in this table.
(4)	Includes ACL activity on HTM securities and Other assets.
(5)

The decrease in the Other ACL at December 31, 2025, represents the held-for-sale accounting treatment for A.O. Citibank (Russia), wherein the assets and liabilities of A.O. Citibank were reclassified to Other assets and Other liabilities.

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES ON LOANS (ACLL) AND
UNFUNDED LENDING COMMITMENTS (ACLUC)

(In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2021	2021	2021	2021	2022	2022	2022	2022	2023	2023	2023	2023

Total Citigroup
Allowance for credit losses on loans (ACLL) at beginning of period	$24,956	$21,638	$19,238	$17,715	$16,455	$15,393	$15,952	$16,309	$16,974	$17,169	$17,496	$17,629
Adjustment to opening balance
Financial instruments—TDRs and Vintage Disclosures(10)	-	-	-	-	-	-	-	-	(352)	-	-	-
Adjusted ACLL at beginning of period	24,956	21,638	19,238	17,715	16,455	15,393	15,952	16,309	16,622	17,169	17,496	17,629
Gross credit (losses) on loans	(2,208)	(1,844)	(1,389)	(1,279)	(1,240)	(1,212)	(1,237)	(1,467)	(1,634)	(1,879)	(2,000)	(2,368)
Gross recoveries on loans	460	524	428	413	368	362	350	287	332	375	363	374
Net credit (losses) / recoveries on loans (NCLs)	(1,748)	(1,320)	(961)	(866)	(872)	(850)	(887)	(1,180)	(1,302)	(1,504)	(1,637)	(1,994)
Replenishment of NCLs	1,748	1,320	961	866	872	850	887	1,180	1,302	1,504	1,637	1,994
Net reserve builds / (releases) for loans	(3,227)	(2,446)	(1,149)	(1,176)	(612)	534	441	593	435	257	179	478
Provision for credit losses on loans (PCLL)	(1,479)	(1,126)	(188)	(310)	260	1,384	1,328	1,773	1,737	1,761	1,816	2,472
Other, net(1)(2)(3)(4)(5)(6)	(91)	46	(374)	(84)	(450)	25	(84)	72	112	70	(46)	38
ACLL at end of period (a)	$21,638	$19,238	$17,715	$16,455	$15,393	$15,952	$16,309	$16,974	$17,169	$17,496	$17,629	$18,145
Allowance for credit losses on unfunded lending commitments (ACLUC)(7) (a)	$2,012	$2,073	$2,063	$1,871	$2,343	$2,193	$2,089	$2,151	$1,959	$1,862	$1,806	$1,728

Provision (release) for credit losses on unfunded lending commitments	$(626)	$44	$(13)	$(193)	$474	$(159)	$(71)	$47	$(194)	$(96)	$(54)	$(81)

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (a)]	$23,650	$21,311	$19,778	$18,326	$17,736	$18,145	$18,398	$19,125	$19,128	$19,358	$19,435	$19,873

Total ACLL as a % of total loans(8)	3.29%	2.88%	2.69%	2.49%	2.35%	2.44%	2.54%	2.60%	2.65%	2.67%	2.68%	2.66%
Total NCLs (annualized) as a % of average loans	1.06%	0.79%	0.57%	0.51%	0.55%	0.52%	0.54%	0.72%	0.81%	0.92%	0.98%	1.17%

Consumer
ACLL at beginning of period	$20,180	$18,096	$16,566	$15,105	$14,040	$12,368	$12,983	$13,361	$14,119	$14,389	$14,866	$14,912
Adjustment to opening balance
Financial instruments—TDRs and Vintage Disclosures(10)	-	-	-	-	-	-	-	-	(352)	-	-	-
Adjusted ACLL at beginning of period	20,180	18,096	16,566	15,105	14,040	12,368	12,983	13,361	13,767	14,389	14,866	14,912

NCLs	(1,563)	(1,243)	(922)	(781)	(841)	(827)	(881)	(1,062)	(1,280)	(1,429)	(1,579)	(1,899)
Replenishment of NCLs	1,563	1,243	922	781	841	827	881	1,062	1,280	1,429	1,579	1,899
Net reserve builds / (releases) for loans	(2,000)	(1,583)	(1,102)	(983)	(1,213)	613	400	717	520	409	77	472
Provision for credit losses on loans (PCLL)	(437)	(340)	(180)	(202)	(372)	1,440	1,281	1,779	1,800	1,838	1,656	2,371
Other, net(1)(2)(3)(4)(5)(6)	(84)	53	(359)	(82)	(459)	2	(22)	41	102	68	(31)	47
ACLL at end of period (b)	$18,096	$16,566	$15,105	$14,040	$12,368	$12,983	$13,361	$14,119	$14,389	$14,866	$14,912	$15,431

Consumer ACLUC(7) (b)	$42	$44	$35	$29	$139	$165	$143	$120	$101	$88	$65	$62

Provision (release) for credit losses on unfunded lending commitments	$(15)	$1	$(9)	$(5)	$109	$19	$(8)	$(20)	$(17)	$(4)	$(20)	$(5)

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (b)]	$18,138	$16,610	$15,140	$14,069	$12,507	$13,148	$13,504	$14,239	$14,490	$14,954	$14,977	$15,493

Consumer ACLL as a % of total consumer loans	4.82%	4.35%	4.09%	3.73%	3.53%	3.65%	3.74%	3.84%	3.96%	3.97%	3.95%	3.97%
Consumer NCLs (annualized) as a % of average loans	1.68%	1.32%	0.98%	0.83%	0.97%	0.94%	0.98%	1.17%	1.43%	1.56%	1.67%	1.98%

Corporate
ACLL at beginning of period	$4,776	$3,542	$2,672	$2,610	$2,415	$3,025	$2,969	$2,948	$2,855	$2,780	$2,630	$2,717

NCLs	(185)	(77)	(39)	(85)	(31)	(23)	(6)	(118)	(22)	(75)	(58)	(95)
Replenishment of NCLs	185	77	39	85	31	23	6	118	22	75	58	95
Net reserve builds / (releases) for loans	(1,227)	(863)	(47)	(193)	601	(79)	41	(124)	(85)	(152)	102	6
Provision for credit losses on loans (PCLL)	(1,042)	(786)	(8)	(108)	632	(56)	47	(6)	(63)	(77)	160	101
Other, net(1)	(7)	(7)	(15)	(2)	9	23	(62)	31	10	2	(15)	(9)
ACLL at end of period (c)	$3,542	$2,672	$2,610	$2,415	$3,025	$2,969	$2,948	$2,855	$2,780	$2,630	$2,717	$2,714

Corporate ACLUC(7) (c)	$1,970	$2,029	$2,028	$1,842	$2,204	$2,028	$1,946	$2,031	$1,858	$1,774	$1,741	$1,666

Provision (release) for credit losses on unfunded lending commitments	$(611)	$43	$(4)	$(188)	$365	$(178)	$(63)	$67	$(177)	$(92)	$(34)	$(76)

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (c)]	$5,512	$4,701	$4,638	$4,257	$5,229	$4,997	$4,894	$4,886	$4,638	$4,404	$4,458	$4,380

Corporate ACLL as a % of total corporate loans(9)	1.25%	0.93%	0.91%	0.85%	1.00%	1.00%	1.04%	1.01%	0.98%	0.94%	0.97%	0.93%
Corporate NCLs (annualized) as a % of average loans	0.26%	0.11%	0.05%	0.11%	0.04%	0.03%	0.01%	0.16%	0.03%	0.11%	0.08%	0.13%

Footnotes to this table are on the following page (page 20).

ALLOWANCE FOR CREDIT LOSSES ON LOANS (ACLL) AND
UNFUNDED LENDING COMMITMENTS (ACLUC)

(In millions of dollars)

									Full	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2024	2024	2024	2024	2025	2025	2025	2025	2021	2022	2023	2024	2025

Total Citigroup
Allowance for credit losses on loans (ACLL) at beginning of period	$18,145	$18,296	$18,216	$18,356	$18,574	$18,726	$19,123	$19,206	$24,956	$16,455	$16,974	$18,145	$18,574
Adjustment to opening balance
Financial instruments—TDRs and Vintage Disclosures(10)	-	-	-	-	-	-	-	-	-	-	(352)	-	-
Adjusted ACLL at beginning of period	18,145	18,296	18,216	18,356	18,574	18,726	19,123	19,206	24,956	16,455	16,622	18,145	18,574
Gross credit (losses) on loans	(2,690)	(2,715)	(2,609)	(2,680)	(2,926)	(2,723)	(2,726)	(2,724)	(6,720)	(5,156)	(7,881)	(10,694)	(11,099)
Gross recoveries on loans	387	432	437	438	467	489	512	534	1,825	1,367	1,444	1,694	2,002
Net credit (losses) / recoveries on loans (NCLs)	(2,303)	(2,283)	(2,172)	(2,242)	(2,459)	(2,234)	(2,214)	(2,190)	(4,895)	(3,789)	(6,437)	(9,000)	(9,097)
Replenishment of NCLs	2,303	2,283	2,172	2,242	2,459	2,234	2,214	2,190	4,895	3,789	6,437	9,000	9,097
Net reserve builds / (releases) for loans	119	76	210	321	102	243	45	10	(7,998)	956	1,349	726	400
Provision for credit losses on loans (PCLL)	2,422	2,359	2,382	2,563	2,561	2,477	2,259	2,200	(3,103)	4,745	7,786	9,726	9,497
Other, net(1)(2)(3)(4)(5)(6)	32	(156)	(70)	(103)	50	154	38	31	(503)	(437)	174	(297)	273
ACLL at end of period (a)	$18,296	$18,216	$18,356	$18,574	$18,726	$19,123	$19,206	$19,247	$16,455	$16,974	$18,145	$18,574	$19,247
Allowance for credit losses on unfunded lending
commitments (ACLUC)(7) (a)	$1,629	$1,619	$1,725	$1,601	$1,720	$1,721	$1,820	$1,833	$1,871	$2,151	$1,728	$1,601	$1,833

Provision (release) for credit losses on unfunded lending commitments	$(98)	$(8)	$105	$(118)	$108	$(19)	$100	$13	$(788)	$291	$(425)	$(119)	$202

Total allowance for credit losses on loans, leases and
unfunded lending commitments [sum of (a)]	$19,925	$19,835	$20,081	$20,175	$20,446	$20,844	$21,026	$21,080	$18,326	$19,125	$19,873	$20,175	$21,080

Total ACLL as a % of total loans(8)	2.75%	2.68%	2.70%	2.71%	2.70%	2.67%	2.65%	2.58%
Total NCLs (annualized) as a % of average loans	1.36%	1.35%	1.26%	1.30%	1.44%	1.26%	1.21%	1.18%	0.73%	0.58%	0.97%	1.32%	1.27%

Consumer
ACLL at beginning of period	$15,431	$15,524	$15,732	$15,765	$16,018	$16,001	$16,100	$16,205	$20,180	$14,040	$14,119	$15,431	$16,018
Adjustment to opening balance
Financial instruments—TDRs and Vintage Disclosures(10)	-	-	-	-	-	-	-	-	-	-	(352)	-	-
Adjusted ACLL at beginning of period	15,431	15,524	15,732	15,765	16,018	16,001	16,100	16,205	20,180	14,040	13,767	15,431	16,018

NCLs	(2,139)	(2,175)	(2,098)	(2,191)	(2,277)	(2,185)	(2,122)	(2,148)	(4,509)	(3,611)	(6,187)	(8,603)	(8,732)
Replenishment of NCLs	2,139	2,175	2,098	2,191	2,277	2,185	2,122	2,148	4,509	3,611	6,187	8,603	8,732
Net reserve builds / (releases) for loans	62	350	107	337	(52)	(16)	67	(41)	(5,668)	517	1,478	856	(42)
Provision for credit losses on loans (PCLL)	2,201	2,525	2,205	2,528	2,225	2,169	2,189	2,107	(1,159)	4,128	7,665	9,459	8,690
Other, net(1)(2)(3)(4)(5)(6)	31	(142)	(74)	(84)	35	115	38	30	(472)	(438)	186	(269)	218
ACLL at end of period (b)	$15,524	$15,732	$15,765	$16,018	$16,001	$16,100	$16,205	$16,194	$14,040	$14,119	$15,431	$16,018	$16,194

Consumer ACLUC(7) (b)	$46	$42	$39	$34	$31	$24	$20	$24	$29	$120	$62	$34	$24

Provision (release) for credit losses on unfunded lending commitments	$(15)	$(4)	$(4)	$(2)	$(3)	$(1)	$(4)	$3	$(28)	$100	$(46)	$(25)	$(5)

Total allowance for credit losses on loans, leases and
unfunded lending commitments [sum of (b)]	$15,570	$15,774	$15,804	$16,052	$16,032	$16,124	$16,225	$16,218	$14,069	$14,239	$15,493	$16,052	$16,218

Consumer ACLL as a % of total consumer loans	4.07%	4.08%	4.05%	4.08%	4.14%	4.07%	4.07%	3.96%
Consumer NCLs (annualized) as a % of average loans	2.25%	2.28%	2.16%	2.24%	2.39%	2.25%	2.12%	2.12%	1.20%	1.02%	1.66%	2.24%	2.22%

Corporate
ACLL at beginning of period	$2,714	$2,772	$2,484	$2,591	$2,556	$2,725	$3,023	$3,001	$4,776	$2,415	$2,855	$2,714	$2,556

NCLs	(164)	(108)	(74)	(51)	(182)	(49)	(92)	(42)	(386)	(178)	(250)	(397)	(365)
Replenishment of NCLs	164	108	74	51	182	49	92	42	386	178	250	397	365
Net reserve builds / (releases) for loans	57	(274)	103	(16)	154	259	(22)	51	(2,330)	439	(129)	(130)	442
Provision for credit losses on loans (PCLL)	221	(166)	177	35	336	308	70	93	(1,944)	617	121	267	807
Other, net(1)	1	(14)	4	(19)	15	39	-	1	(31)	1	(12)	(28)	55
ACLL at end of period (c)	$2,772	$2,484	$2,591	$2,556	$2,725	$3,023	$3,001	$3,053	$2,415	$2,855	$2,714	$2,556	$3,053

Corporate ACLUC(7) (c)	$1,583	$1,577	$1,686	$1,567	$1,689	$1,697	$1,800	$1,809	$1,842	$2,031	$1,666	$1,567	$1,809

Provision (release) for credit losses on unfunded lending commitments	$(83)	$(4)	$109	$(116)	$111	$(18)	$104	$10	$(760)	$191	$(379)	$(94)	$207

Total allowance for credit losses on loans, leases and
unfunded lending commitments [sum of (c)]	$4,355	$4,061	$4,277	$4,123	$4,414	$4,720	$4,801	$4,862	$4,257	$4,886	$4,380	$4,123	$4,862

Corporate ACLL as a % of total corporate loans(9)	0.98%	0.85%	0.89%	0.87%	0.89%	0.94%	0.92%	0.91%
Corporate NCLs (annualized) as a % of average loans	0.22%	0.15%	0.10%	0.07%	0.24%	0.06%	0.11%	0.05%	0.13%	0.06%	0.09%	0.13%	0.11%

Footnotes to this table are on the following page (page 20).

ALLOWANCE FOR CREDIT LOSSES ON LOANS (ACLL) AND

UNFUNDED LENDING COMMITMENTS (ACLUC)

The following footnotes relate to the table on the preceding page (page 19):

(1)	Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.
(2)	4Q24 primarily relates to FX translation.
(3)	1Q25 primarily relates to FX translation.
(4)	2Q25 includes an approximate $25 million reclass related to Citi's agreement to sell its Poland consumer banking business. That ACLL was transferred to Other assets beginning June 30, 2025. 2Q25 also includes FX translation.
(5)	3Q25 primarily relates to FX translation.
(6)	4Q25 primarily relates to FX translation.
(7)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.
(8)	Excludes loans that are carried at fair value of $8.0 billion, $8.2 billion, $9.3 billion, $7.9 billion, and $6.9 billion at December 31, 2024, March 31, 2025, June 30, 2025, September 30, 2025, and December 31, 2025, respectively.
(9)	Excludes loans that are carried at fair value of $7.8 billion, $7.9 billion, $9.2 billion, $7.9 billion, and $6.8 billion at December 31, 2024, March 31, 2025, June 30, 2025, September 30, 2025, and December 31, 2025, respectively.

(10)    On January 1, 2023, Citi adopted Accounting Standards Update (ASU) 2022-02, Financial Instruments --Credit Losses (Topic 326): TDRs and Vintage Disclosures. The ASU eliminated the accounting and disclosure requirements for TDRs, including the requirement to measure the ACLL for TDRs using a discounted cash flow (DCF) approach. On January 1, 2023, Citi recorded a $352 million decrease in the Allowance for loan losses, along with a $290 million after-tax increase to Retained earnings.

Note: See “Credit Risk—Additional Consumer and Corporate Credit Details” in Citi’s Annual Reports on Form 10-K for the years ended December 31, 2025, 2024, 2023 and 2022, for additional information on Citi's ACLL.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

NON-ACCRUAL ASSETS

(In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2021	2021	2021	2021	2022	2022	2022	2022	2023	2023	2023	2023

Corporate non-accrual loans by region(1)
North America	$1,211	$895	$923	$510	$462	$304	$276	$138	$285	$358	$934	$978
International	1,505	1,355	1,196	1,043	1,404	1,351	1,209	984	928	903	1,041	904
Total	$2,716	$2,250	$2,119	$1,553	$1,866	$1,655	$1,485	$1,122	$1,213	$1,261	$1,975	$1,882

Corporate non-accrual loans(1)
Banking	$2,174	$1,740	$1,579	$1,166	$1,210	$997	$1,072	$757	$833	$798	$953	$799
Services	84	81	74	70	297	353	185	153	133	123	94	103
Markets	162	105	154	71	111	19	3	3	38	133	735	791
Mexico SBMM & AFG	296	324	312	246	248	286	225	209	209	207	193	189
Total	$2,716	$2,250	$2,119	$1,553	$1,866	$1,655	$1,485	$1,122	$1,213	$1,261	$1,975	$1,882

Consumer non-accrual loans(1)
Wealth	$812	$708	$635	$677	$583	$536	$577	$534	$600	$525	$553	$564
USCC	5	3	2	3	3	-	5	7	8	11	14	15
Mexico Consumer	720	612	549	524	512	493	486	457	480	498	463	479
Asia Consumer(2)	292	303	259	209	38	34	33	30	29	24	25	22
Legacy Holdings Assets—Consumer	545	506	425	413	381	317	300	289	278	263	247	235
Total	$2,374	$2,132	$1,870	$1,826	$1,517	$1,380	$1,401	$1,317	$1,395	$1,321	$1,302	$1,315

Total non-accrual loans (NAL)	$5,090	$4,382	$3,989	$3,379	$3,383	$3,035	$2,886	$2,439	$2,608	$2,582	$3,277	$3,197

Other real estate owned (OREO)(3)	$43	$33	$21	$27	$26	$13	$16	$15	$21	$31	$37	$36

NAL as a percentage of total loans	0.76%	0.65%	0.60%	0.51%	0.51%	0.46%	0.45%	0.37%	0.40%	0.39%	0.49%	0.46%

ACLL as a percentage of NAL	425%	439%	444%	487%	455%	526%	565%	696%	658%	678%	538%	568%

(1)	Corporate loans are placed on non-accrual status based on a review by Citigroup's risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for consumer loans: consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans. The balances above represent non-accrual loans within Consumer loans and Corporate loans on the Consolidated Balance Sheet.
(2)	Asia Consumer also includes Non-accrual assets in Poland (through 1Q25) and Russia.
(3)	Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral. Also includes former premises and property for use that is no longer contemplated.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

NON-ACCRUAL ASSETS

(In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2024	2024	2024	2024	2025	2025	2025	2025

Corporate non-accrual loans by region(1)
North America	$874	$456	$459	$757	$822	$953	$1,280	$1,145
International	615	542	485	620	554	769	791	856
Total	$1,489	$998	$944	$1,377	$1,376	$1,722	$2,071	$2,001

Corporate non-accrual loans(1)
Banking	$606	$462	$348	$498	$510	$502	$820	$919
Services	27	30	96	65	110	134	187	337
Markets	686	362	390	715	631	932	926	622
Mexico SBMM & AFG	170	144	110	99	125	154	138	123
Total	$1,489	$998	$944	$1,377	$1,376	$1,722	$2,071	$2,001

Consumer non-accrual loans(1)
Wealth	$551	$572	$557	$673	$702	$945	$886	$847
USCC	15	16	19	21	18	21	22	22
Mexico Consumer	465	425	415	411	416	485	526	585
Asia Consumer(2)	23	22	21	19	20	16	16	15
Legacy Holdings Assets—Consumer	227	217	210	186	172	165	157	149
Total	$1,281	$1,252	$1,222	$1,310	$1,328	$1,632	$1,607	$1,618

Total non-accrual loans (NAL)	$2,770	$2,250	$2,166	$2,687	$2,704	$3,354	$3,678	$3,619

Other real estate owned (OREO)(3)	$26	$27	$25	$18	$21	$26	$29	$22

NAL as a percentage of total loans	0.41%	0.33%	0.31%	0.39%	0.39%	0.46%	0.50%	0.48%

ACLL as a percentage of NAL	661%	810%	847%	691%	693%	570%	522%	532%

(1)	Corporate loans are placed on non-accrual status based on a review by Citigroup's risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for consumer loans: consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans. The balances above represent non-accrual loans within Consumer loans and Corporate loans on the Consolidated Balance Sheet.
(2)	Asia Consumer also includes Non-accrual assets in Poland (through 1Q25) and Russia.
(3)	Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral. Also includes former premises and property for use that is no longer contemplated.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

COMMON EQUITY TIER 1 (CET1) CAPITAL AND SUPPLEMENTARY LEVERAGE RATIOS

(In millions of dollars or shares, except ratios)

	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,
CET1 Capital and Ratio and Components(1)	2021	2021	2021	2021	2022	2022	2022	2022	2023	2023
Citigroup common stockholders' equity(3)	$182,402	$184,289	$183,005	$183,108	$178,845	$180,150	$179,696	$182,325	$188,186	$188,610
Add: qualifying noncontrolling interests	132	138	136	143	126	129	113	128	207	209
Regulatory capital adjustments and deductions:
Add:
CECL transition provision(4)	4,359	3,774	3,389	3,028	2,271	2,271	2,271	2,271	1,514	1,514
Less:
Accumulated net unrealized gains (losses) on cash flow hedges, net of tax	1,037	864	663	101	(1,440)	(2,106)	(2,869)	(2,522)	(2,161)	(1,990)
Cumulative unrealized net gain (loss) related to changes in fair value of financial liabilities attributable to own creditworthiness, net of tax	(1,172)	(1,258)	(1,317)	(896)	27	2,145	3,211	1,441	1,037	307
Intangible assets:
Goodwill, net of related deferred tax liabilities (DTLs)(5)	20,854	20,999	20,689	20,619	20,120	19,504	18,796	19,007	18,844	18,933
Identifiable intangible assets other than mortgage servicing rights (MSRs), net of related DTLs	4,054	3,986	3,899	3,800	3,698	3,599	3,492	3,411	3,607	3,531
Defined benefit pension plan net assets and other	1,485	2,040	2,068	2,080	2,230	2,038	1,932	1,935	1,999	2,020
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit and general business credit carry-forwards(6)	11,691	11,192	10,897	11,270	11,701	11,679	11,690	12,197	11,783	11,461

Excess over 10% / 15% limitations for other DTAs, certain common stock investments and MSRs(6)(8)	-	-	-	-	1,157	798	1,261	325	1,045	1,828
CET1 Capital	$148,944	$150,378	$149,631	$149,305	$143,749	$144,893	$144,567	$148,930	$153,753	$154,243
Risk-Weighted Assets (RWA)(4)	$1,260,080	$1,271,046	$1,284,316	$1,219,175	$1,263,298	$1,217,459	$1,176,749	$1,142,985	$1,144,359	$1,153,450
CET1 Capital ratio (CET1/RWA)	11.82%	11.83%	11.65%	12.25%	11.38%	11.90%	12.29%	13.03%	13.44%	13.37%

Supplementary Leverage Ratio and Components
CET1(4)	$148,944	$150,378	$149,631	$149,305	$143,749	$144,893	$144,567	$148,930	$153,753	$154,243
Additional Tier 1 Capital (AT1)(7)	21,540	19,258	19,271	20,263	20,266	20,266	20,263	20,215	21,496	21,500
Total Tier 1 Capital (T1C) (CET1 + AT1)	$170,484	$169,636	$168,902	$169,568	$164,015	$165,159	$164,830	$169,145	$175,249	$175,743
Total Leverage Exposure (TLE)(4)	$2,450,412	$2,903,655	$2,911,050	$2,957,764	$2,939,533	$2,935,289	$2,888,535	$2,906,773	$2,939,744	$2,943,546
Supplementary Leverage ratio (T1C/TLE)(4)	6.96%	5.84%	5.80%	5.73%	5.58%	5.63%	5.71%	5.82%	5.96%	5.97%

(1)	See footnote 2 on page 1.
(2)	Not used.
(3)	Excludes issuance costs related to outstanding preferred stock in accordance with Federal Reserve Board regulatory reporting requirements.
(4)	See footnote 3 on page 1.
(5)	Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.
(6)	Represents deferred tax excludable from Basel III CET1 Capital, which includes net DTAs arising from net operating loss, foreign tax credit, and general business credit tax carry-forwards and DTAs arising from temporary differences (future deductions) that are deducted from CET1 Capital exceeding the 10% limitation.
(7)	Additional Tier 1 Capital primarily includes qualifying noncumulative perpetual preferred stock and qualifying trust preferred securities.
(8)	Assets subject to 10% / 15% limitations include MSRs, DTAs arising from temporary differences, and significant common stock investments in unconsolidated financial institutions. For all periods presented, the deduction related only to DTAs arising from temporary differences that exceeded the 10% limitation.

Reclassified to conform to the current period's presentation.

COMMON EQUITY TIER 1 (CET1) CAPITAL AND SUPPLEMENTARY LEVERAGE RATIOS

(In millions of dollars or shares, except ratios)

	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,
CET1 Capital and Ratio and Components(1)	2023	2023	2024	2024	2024	2024	2025	2025	2025	2025
Citigroup common stockholders' equity(3)	$190,134	$187,937	$189,059	$190,283	$192,796	$190,815	$194,125	$196,931	$194,038	$192,304
Add: qualifying noncontrolling interests	193	153	159	153	168	186	192	200	217	226
Regulatory capital adjustments and deductions:
Add:
CECL transition provision(4)	1,514	1,514	757	757	757	757	-	-	-	-
Less:
Accumulated net unrealized gains (losses) on cash flow hedges, net of tax	(1,259)	(1,406)	(914)	(629)	(773)	(220)	(213)	(141)	(116)	10
Cumulative unrealized net gain (loss) related to changes in fair value of financial liabilities attributable to own creditworthiness, net of tax	625	(410)	(1,031)	(760)	(906)	(910)	(32)	(408)	(1,443)	(1,919)
Intangible assets:
Goodwill, net of related deferred tax liabilities (DTLs)(5)	18,552	18,778	18,647	18,315	18,397	17,994	18,122	18,524	17,876	18,482
Identifiable intangible assets other than mortgage servicing rights (MSRs), net of related DTLs	3,444	3,349	3,258	3,138	3,061	3,357	3,291	3,236	3,169	3,135
Defined benefit pension plan net assets and other	1,340	1,317	1,386	1,425	1,447	1,504	1,532	1,610	1,725	1,822
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit and general business credit carry-forwards(6)	11,219	12,075	11,936	11,695	11,318	11,628	11,517	11,163	10,807	10,784
Excess over 10% / 15% limitations for other DTAs, certain common stock investments and MSRs(6)(8)	1,786	2,306	3,551	3,652	3,071	3,042	4,261	4,204	3,757	3,117
CET1 Capital	$156,134	$153,595	$153,142	$154,357	$158,106	$155,363	$155,839	$158,943	$158,480	$157,099
Risk-Weighted Assets (RWA)(4)	$1,148,550	$1,148,608	$1,138,546	$1,135,750	$1,153,150	$1,139,988	$1,162,306	$1,178,756	$1,194,274	$1,192,174
CET1 Capital ratio (CET1/RWA)	13.59%	13.37%	13.45%	13.59%	13.71%	13.63%	13.41%	13.48%	13.27%	13.18%

Supplementary Leverage Ratio and Components
CET1(4)	$156,134	$153,595	$153,142	$154,357	$158,106	$155,363	$155,839	$158,943	$158,480	$157,099
Additional Tier 1 Capital (AT1)(7)	20,744	18,909	18,923	19,426	17,682	19,164	19,675	17,676	20,313	22,576
Total Tier 1 Capital (T1C) (CET1 + AT1)	$176,878	$172,504	$172,065	$173,783	$175,788	$174,527	$175,514	$176,619	$178,793	$179,675
Total Leverage Exposure (TLE)(4)	$2,927,392	$2,964,954	$2,948,323	$2,949,534	$3,005,709	$2,985,418	$3,033,450	$3,195,323	$3,236,413	$3,276,212
Supplementary Leverage ratio (T1C/TLE)(4)	6.04%	5.82%	5.84%	5.89%	5.85%	5.85%	5.79%	5.53%	5.52%	5.48%

(1)	See footnote 2 on page 1.
(2)	Not used.
(3)	Excludes issuance costs related to outstanding preferred stock in accordance with Federal Reserve Board regulatory reporting requirements.
(4)	See footnote 3 on page 1.
(5)	Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.
(6)	Represents deferred tax excludable from Basel III CET1 Capital, which includes net DTAs arising from net operating loss, foreign tax credit, and general business credit tax carry-forwards and DTAs arising from temporary differences (future deductions) that are deducted from CET1 Capital exceeding the 10% limitation.
(7)	Additional Tier 1 Capital primarily includes qualifying noncumulative perpetual preferred stock and qualifying trust preferred securities.
(8)	Assets subject to 10% / 15% limitations include MSRs, DTAs arising from temporary differences, and significant common stock investments in unconsolidated financial institutions. For all periods presented, the deduction related only to DTAs arising from temporary differences that exceeded the 10% limitation.

Reclassified to conform to the current period's presentation.

TANGIBLE COMMON EQUITY, COMMON EQUITY, BOOK VALUE

PER SHARE, TANGIBLE BOOK VALUE PER SHARE (TBVPS),

RETURNS ON COMMON EQUITY (RoCE) AND

TANGIBLE COMMON EQUITY (RoTCE)

(In millions of dollars or shares, except per share amounts and ratios)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2021	2021	2021	2021	2022	2022	2022	2022	2023	2023	2023	2023

Tangible Common Equity, Book Value Per Share and Tangible Book Value Per Share
Common stockholders’ equity	$182,269	$184,164	$182,880	$182,977	$178,714	$180,019	$179,565	$182,194	$188,050	$188,474	$190,008	$187,853
Less:
Goodwill	21,905	22,060	21,573	21,299	19,865	19,597	19,326	19,691	19,882	19,998	19,829	20,098
Identifiable Intangible assets (other than MSRs)	4,308	4,268	4,144	4,091	4,002	3,926	3,838	3,763	3,974	3,895	3,811	3,730
Goodwill and identifiable intangible assets (other than MSRs) related to businesses HFS	-	-	257	510	1,384	1,081	794	589	246	246	49	-
Tangible common equity (TCE)(1)	$156,056	$157,836	$156,906	$157,077	$153,463	$155,415	$155,607	$158,151	$163,948	$164,335	$166,319	$164,025
Common shares outstanding (CSO)	2,067.0	2,026.8	1,984.3	1,984.4	1,941.9	1,936.7	1,936.9	1,937.0	1,946.8	1,925.7	1,913.9	1,903.1
Book value per share (common equity/CSO)	$88.18	$90.86	$92.16	$92.21	$92.03	$92.95	$92.71	$94.06	$96.59	$97.87	$99.28	$98.71
Tangible book value per share (TCE/CSO)(1)	$75.50	$77.87	$79.07	$79.16	$79.03	$80.25	$80.34	$81.65	$84.21	$85.34	$86.90	$86.19

Return on Common Equity and Return on Tangible Common Equity (RoTCE)

Net income (loss)	$7,942	$6,193	$4,644	$3,173	$4,306	$4,547	$3,479	$2,513	$4,606	$2,915	$3,546	$(1,839)
Preferred dividends	292	253	266	229	279	238	277	238	277	288	333	300
Net income (loss) available to common shareholders	7,650	5,940	4,378	2,944	4,027	4,309	3,202	2,275	4,329	2,627	3,213	(2,139)
Average common stockholders’ equity	180,421	183,230	183,613	182,419	181,169	178,981	179,699	180,523	184,107	188,214	189,158	189,440
Less:
Average Goodwill and Intangibles	25,698	26,284	26,242	25,427	25,899	24,542	24,188	23,644	23,057	24,072	23,831	24,268
Average TCE	$154,723	$156,946	$157,371	$156,992	$155,270	$154,439	$155,511	$156,879	$161,050	$164,142	$165,327	$165,172

Return on average common stockholders’ equity (RoCE)	17.2%	13.0%	9.5%	6.4%	9.0%	9.7%	7.1%	5.0%	9.5%	5.6%	6.7%	-4.5%
RoTCE	20.1%	15.2%	11.0%	7.4%	10.5%	11.2%	8.2%	5.8%	10.9%	6.4%	7.7%	-5.1%

Average TCE (in billions of dollars)(1)(2)
Services	$23.9	$23.9	$23.9	$23.9	$30.3	$30.3	$30.3	$30.3	$31.5	$31.5	$31.5	$31.5
Markets	44.9	44.9	44.9	44.9	55.2	55.2	55.2	55.2	56.9	56.9	56.9	56.9
Banking	20.2	20.2	20.2	20.2	10.2	10.2	10.2	10.2	8.9	8.9	8.9	8.9
Wealth	17.2	17.2	17.2	17.2	18.2	18.2	18.2	18.2	17.2	17.2	17.2	17.2
USCC	16.7	16.7	16.7	16.7	16.4	16.4	16.4	16.4	18.1	18.1	18.1	18.1
All Other	31.8	34.0	34.5	34.1	25.0	24.1	25.2	26.6	28.5	31.5	32.7	32.6
Total Citi average TCE	$154.7	$156.9	$157.4	$157.0	$155.3	$154.4	$155.5	$156.9	$161.1	$164.1	$165.3	$165.2
Add:
Average goodwill	$23.5	$22.0	$21.9	$20.9	$21.0	$19.4	$19.4	$19.1	$18.7	$20.0	$19.9	$20.4
Average intangible assets (other than MSRs)	2.2	4.3	4.2	4.1	4.0	4.0	3.9	3.8	3.9	3.9	3.9	3.8
Average goodwill and identifiable intangible assets (other than MSRs) related to businesses HFS	-	-	0.1	0.4	0.9	1.2	0.9	0.7	0.4	0.2	0.1	-
Total Citi average common stockholders’ equity (in billions of dollars)	$180.4	$183.2	$183.6	$182.4	$181.2	$179.0	$179.7	$180.5	$184.1	$188.2	$189.2	$189.4

Income (loss) available to common shareholders (in billions of dollars)(3)
Services	$0.9	$1.0	$0.9	$0.9	$0.7	$1.5	$1.6	$1.5	$1.4	$1.4	$1.5	$0.8
Markets	2.9	1.6	1.4	0.7	2.5	1.9	0.9	0.9	1.9	1.2	1.1	(0.1)
Banking	1.7	0.9	0.8	0.8	(0.4)	0.6	(0.2)	(0.2)	(0.1)	(0.1)	-	(0.3)
Wealth	0.6	0.5	0.5	0.1	0.2	-	-	(0.1)	(0.1)	(0.1)	-	(0.1)
USCC	1.9	1.4	1.6	1.6	1.8	0.6	0.9	0.3	0.7	0.7	0.9	0.3
All Other-managed basis(3)	(0.3)	0.5	(0.2)	(0.1)	(0.2)	(0.3)	(0.3)	(0.2)	(0.1)	(0.4)	(0.5)	(2.6)
Reconciling Items-divestiture-related impacts(4)	-	-	(0.6)	(1.1)	(0.6)	-	0.3	0.1	0.6	(0.1)	0.2	(0.1)
Total Citi income (loss) available to common shareholders(3)	$7.7	$5.9	$4.4	$2.9	$4.0	$4.3	$3.2	$2.3	$4.3	$2.6	$3.2	$(2.1)

RoTCE(1)
Services	15.5%	17.0%	15.2%	15.7%	8.8%	20.3%	21.3%	19.3%	18.4%	17.2%	18.6%	10.2%
Markets	26.3%	14.7%	12.5%	6.1%	18.3%	13.5%	6.7%	6.3%	13.3%	8.6%	7.3%	(0.5%)
Banking	34.4%	18.2%	15.0%	15.0%	(14.6%)	21.6%	(8.0%)	(7.7%)	(6.2%)	(6.4%)	(1.6%)	(14.8%)
Wealth	15.1%	11.9%	10.4%	2.5%	4.0%	0.8%	0.6%	(1.9%)	(1.6%)	(3.2%)	(0.6%)	(2.7%)
USCC	46.9%	33.4%	37.1%	38.3%	44.4%	15.2%	20.9%	8.1%	14.6%	15.1%	20.0%	7.4%
All Other-managed basis(3)	(5.8%)	5.5%	(1.7%)	(1.3%)	(2.2%)	(5.4%)	(4.7%)	(3.5%)	(1.0%)	(3.1%)	(4.6%)	(32.3%)
Reconciling Items-divestiture-related impacts(4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total Citi RoTCE	20.1%	15.2%	11.0%	7.4%	10.5%	11.2%	8.2%	5.8%	10.9%	6.4%	7.7%	(5.1%)

(1)	TCE, TBVPS, and RoTCE are non-GAAP financial measures. RoTCE represents annualized net income available to common shareholders as a percentage of average TCE.
(2)

Tangible Common Equity is allocated to each segment based on Citi’s allocation methodology, which incorporates Basel III standardized risk-weighted assets, the global systemically important banks (GSIB) surcharge, and a simulation of TCE in severe stress environments, as well as a leverage component. The allocation methodology, including underlying assumptions and judgments used to allocate TCE, is periodically reassessed and as a result, the TCE allocated to the segments may change.

(3)	Represents Net income (loss), less Preferred Stock dividends. See table above for dividend amounts.
(4)

Reconciling Items consist of the divestiture-related impacts excluded from the results of All Other, as well as All Other–Legacy Franchises on a managed basis. For a reconciliation of these results, see page 14.

Note:

See “All Other-Divestiture-Related Impacts (Reconciling Items)” in Citi’s Annual Reports on Form 10-K for the years ended December 31, 2025, 2024 and 2023, and "Legacy Franchises” in Citi’s Annual Report on Form 10-K for the year ended December 31, 2022 for additional information on divestiture-related impacts.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

TANGIBLE COMMON EQUITY, COMMON EQUITY, BOOK VALUE

PER SHARE, TANGIBLE BOOK VALUE PER SHARE (TBVPS),

RETURNS ON COMMON EQUITY (RoCE) AND

TANGIBLE COMMON EQUITY (RoTCE)

(In millions of dollars or shares, except per share amounts and ratios)

									Full	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2024	2024	2024	2024	2025	2025	2025	2025	2021	2022	2023	2024	2025

Tangible Common Equity, Book Value Per Share and Tangible Book Value Per Share
Common stockholders’ equity	$188,985	$190,210	$192,733	$190,748	$194,058	$196,872	$193,973	$192,241
Less:
Goodwill	20,042	19,704	19,691	19,300	19,422	19,878	19,126	19,098
Identifiable Intangible assets (other than MSRs)	3,636	3,517	3,438	3,734	3,679	3,639	3,582	3,525
Goodwill and identifiable intangible assets (other than MSRs) related to businesses HFS	-	-	16	16	16	16	-	-
Tangible common equity (TCE)(1)	$165,307	$166,989	$169,588	$167,698	$170,941	$173,339	$171,265	$169,618
Common shares outstanding (CSO)	1,907.4	1,907.8	1,891.3	1,877.1	1,867.7	1,840.9	1,789.3	1,747.5
Book value per share (common equity/CSO)	$99.08	$99.70	$101.91	$101.62	$103.90	$106.94	$108.41	$110.01
Tangible book value per share (TCE/CSO)(1)	$86.67	$87.53	$89.67	$89.34	$91.52	$94.16	$95.72	$97.06

Return on Common Equity and Return on Tangible Common Equity (RoTCE)

Net income (loss)	$3,371	$3,217	$3,238	$2,856	$4,064	$4,019	$3,752	$2,471	$21,952	$14,845	$9,228	$12,682	$14,306
Preferred dividends	279	242	277	256	269	287	274	284	1,040	1,032	1,198	1,054	1,114
Net income (loss) available to common shareholders	3,092	2,975	2,961	2,600	3,795	3,732	3,478	2,187	20,912	13,813	8,030	11,628	13,192
Average common stockholders’ equity	188,001	189,211	191,444	191,624	191,794	195,622	195,471	193,205	182,421	180,093	187,730	190,070	194,023
Less:
Average Goodwill and Intangibles	23,335	23,063	23,155	22,981	22,474	23,482	23,169	22,763	26,168	24,150	24,374	23,349	23,451
Average TCE	$164,666	$166,148	$168,289	$168,643	$169,320	$172,140	$172,302	$170,442	$156,253	$155,943	$163,356	$166,721	$170,572

Return on average common stockholders’ equity (RoCE)	6.6%	6.3%	6.2%	5.4%	8.0%	7.7%	7.1%	4.5%	11.5%	7.7%	4.3%	6.1%	6.8%
RoTCE	7.6%	7.2%	7.0%	6.1%	9.1%	8.7%	8.0%	5.1%	13.4%	8.9%	4.9%	7.0%	7.7%

Average TCE (in billions of dollars)(1)(2)
Services	$31.2	$31.2	$31.2	$31.2	$33.0	$33.0	$33.0	$33.0	$23.9	$30.3	$31.5	$31.2	$33.0
Markets	56.6	56.6	56.6	56.6	53.5	53.5	53.5	53.5	44.9	55.2	56.9	56.6	53.5
Banking	12.8	12.8	12.8	12.8	9.2	9.2	9.2	9.2	20.2	10.2	8.9	12.8	9.2
Wealth	16.6	16.6	16.6	16.6	15.4	15.4	15.4	15.4	17.2	18.2	17.2	16.6	15.4
USCC	21.8	21.8	21.8	21.8	20.3	20.3	20.3	20.3	16.7	16.4	18.1	21.8	20.3
All Other	25.7	27.1	29.3	29.6	37.9	40.7	40.9	39.0	33.4	25.6	30.8	27.7	39.2
Total Citi average TCE	$164.7	$166.1	$168.3	$168.6	$169.3	$172.1	$172.3	$170.4	$156.3	$155.9	$163.4	$166.7	$170.6
Add:
Average goodwill	$19.6	$19.5	$19.6	$19.4	$18.8	$19.8	$19.6	$19.2	$22.3	$19.5	$20.1	$20.0	$19.8
Average intangible assets (other than MSRs)	3.7	3.6	3.5	3.6	3.7	3.7	3.6	3.6	3.7	3.9	3.8	3.5	3.6
Average goodwill and identifiable intangible assets (other than MSRs) related to businesses HFS	-	-	-	-	-	-	-	-	0.1	0.8	0.4	(0.1)	-
Total Citi average common stockholders’ equity (in billions of dollars)	$188.0	$189.2	$191.4	$191.6	$191.8	$195.6	$195.5	$193.2	$182.4	$180.1	$187.7	$190.1	$194.0

Income (loss) available to common shareholders (in billions of dollars)(3)
Services	$1.7	$1.7	$1.8	$1.8	$1.8	$1.7	$2.1	$2.5	$3.8	$5.3	$5.1	$7.0	$8.1
Markets	1.4	1.5	1.1	1.0	1.8	1.8	1.7	0.8	6.7	6.1	4.1	5.1	6.2
Banking	0.2	0.2	-	0.4	0.2	0.1	0.3	0.4	4.2	(0.2)	(0.6)	0.9	0.9
Wealth	-	0.1	0.1	0.2	0.2	0.4	0.3	0.3	1.7	0.2	(0.3)	0.3	1.2
USCC	0.5	0.3	0.7	0.6	0.8	0.8	0.9	0.9	6.5	3.6	2.6	2.1	3.4
All Other-managed basis(3)	(0.6)	(0.8)	(0.7)	(1.4)	(1.0)	(0.9)	(1.0)	(2.6)	(0.4)	(1.0)	(3.6)	(3.6)	(5.5)
Reconciling Items-divestiture-related impacts(4)	(0.1)	-	-	-	-	(0.2)	(0.8)	(0.1)	(1.6)	(0.2)	0.7	(0.2)	(1.1)
Total Citi income (loss) available to common shareholders(3)	$3.1	$3.0	$3.0	$2.6	$3.8	$3.7	$3.5	$2.2	$20.9	$13.8	$8.0	$11.6	$13.2

RoTCE(1)
Services	22.0%	21.3%	22.9%	23.3%	22.5%	20.8%	25.0%	30.0%	15.8%	17.5%	16.1%	22.4%	24.6%
Markets	10.3%	10.5%	8.0%	7.3%	14.0%	13.5%	12.6%	6.2%	14.8%	11.1%	7.1%	9.0%	11.6%
Banking	7.4%	5.1%	1.3%	13.0%	9.8%	4.1%	11.6%	15.3%	20.6%	(2.2%)	(7.3%)	6.7%	10.2%
Wealth	(0.4%)	1.2%	2.3%	4.1%	5.0%	10.0%	7.8%	7.7%	9.9%	0.8%	(2.0%)	1.8%	7.6%
USCC	9.9%	5.2%	13.0%	10.1%	16.7%	15.0%	18.2%	17.3%	38.9%	22.0%	14.3%	9.6%	16.8%
All Other-managed basis(3)	(11.3%)	(9.1%)	(10.6%)	(18.4%)	(12.0%)	(8.3%)	(10.0%)	(26.2%)	(0.7%)	(3.9%)	(10.9%)	(12.6%)	(14.2%)
Reconciling Items-divestiture-related impacts(4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total Citi RoTCE	7.6%	7.2%	7.0%	6.1%	9.1%	8.7%	8.0%	5.1%	13.4%	8.9%	4.9%	7.0%	7.7%

(1)	TCE, TBVPS, and RoTCE are non-GAAP financial measures. RoTCE represents annualized net income available to common shareholders as a percentage of average TCE.
(2)

Tangible Common Equity is allocated to each segment based on Citi’s allocation methodology, which incorporates Basel III standardized risk-weighted assets, the global systemically important banks (GSIB) surcharge, and a simulation of TCE in severe stress environments, as well as a leverage component. The allocation methodology, including underlying assumptions and judgments used to allocate TCE, is periodically reassessed and as a result, the TCE allocated to the segments may change.

(3)	Represents Net income (loss), less Preferred Stock dividends. See table above for dividend amounts.
(4)

Reconciling Items consist of the divestiture-related impacts excluded from the results of All Other, as well as All Other–Legacy Franchises on a managed basis. For a reconciliation of these results, see page 14.

Note:

See “All Other-Divestiture-Related Impacts (Reconciling Items)” in Citi’s Annual Reports on Form 10-K for the years ended December 31, 2025, 2024 and 2023, and "Legacy Franchises” in Citi’s Annual Report on Form 10-K for the year ended December 31, 2022 for additional information on divestiture-related impacts.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

FX Impact

(In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2021	2021	2021	2021	2022	2022	2022	2022	2023	2023	2023	2023	2024	2024	2024	2024

Foreign currency (FX) translation impact

Total Citigroup
Total revenues-as reported	$19,603	$17,680	$17,365	$16,926	$19,100	$19,559	$18,421	$17,902	$21,364	$19,324	$20,026	$17,352	$21,016	$20,032	$20,209	$19,465
Impact of FX translation(1)	(389)	(502)	(430)	(344)	(316)	(235)	(324)	(194)	(529)	(567)	(562)	(538)	(292)	(339)	253	313
Total revenues-Ex-FX(1)	$19,214	$17,178	$16,935	$16,582	$18,784	$19,324	$18,097	$17,708	$20,835	$18,757	$19,464	$16,814	$20,724	$19,693	$20,462	$19,778

Total operating expenses-as reported	$11,349	$11,398	$11,695	$13,441	$13,079	$12,314	$12,662	$12,881	$13,206	$13,458	$13,398	$15,908	$14,107	$13,246	$13,144	$13,070
Impact of FX translation(1)	(187)	(268)	(175)	(298)	(68)	113	297	237	34	(5)	(10)	(25)	-	42	100	296
Total operating expenses-Ex-FX(1)	$11,162	$11,130	$11,520	$13,143	$13,011	$12,427	$12,959	$13,118	$13,240	$13,453	$13,388	$15,883	$14,107	$13,288	$13,244	$13,366

Total provisions for credit losses and PBC-as reported	$(2,055)	$(1,066)	$(192)	$(465)	$755	$1,274	$1,365	$1,845	$1,975	$1,824	$1,840	$3,547	$2,365	$2,476	$2,675	$2,593
Impact of FX translation(1)	36	(36)	(16)	(13)	(5)	(17)	55	51	(27)	(18)	(46)	(206)	27	13	13	215
Total provisions for credit losses and PBC-Ex-FX(1)	$(2,019)	$(1,102)	$(208)	$(478)	$750	$1,257	$1,420	$1,896	$1,948	$1,806	$1,794	$3,341	$2,392	$2,489	$2,688	$2,808

Total EBIT-as reported	$10,309	$7,348	$5,862	$3,950	$5,266	$5,971	$4,394	$3,176	$6,183	$4,042	$4,788	$(2,103)	$4,544	$4,310	$4,390	$3,802
Impact of FX translation(1)	(238)	(198)	(239)	(33)	(243)	(331)	(676)	(482)	(536)	(544)	(506)	(307)	(319)	(394)	140	(198)
Total EBIT-Ex-FX(1)	$10,071	$7,150	$5,623	$3,917	$5,023	$5,640	$3,718	$2,694	$5,647	$3,498	$4,282	$(2,410)	$4,225	$3,916	$4,530	$3,604

Total EOP Loans-as reported	$666	$677	$665	$668	$660	$657	$646	$657	$652	$661	$666	$689	$675	$688	$689	$695
Impact of FX translation(1)	(9)	(11)	(6)	(5)	(2)	6	14	7	3	1	6	1	2	7	3	14
Total EOP Loans-Ex-FX(1)	$657	$666	$659	$663	$658	$663	$660	$664	$655	$662	$672	$690	$677	$695	$692	$709

Total EOP Deposits-as reported	$1,301	$1,310	$1,348	$1,317	$1,334	$1,322	$1,307	$1,366	$1,331	$1,320	$1,274	$1,309	$1,307	$1,278	$1,310	$1,285
Impact of FX translation(1)	(17)	(22)	(14)	(10)	(9)	11	31	12	5	5	13	-	8	18	7	33
Total EOP Deposits-Ex-FX(1)	$1,284	$1,288	$1,334	$1,307	$1,325	$1,333	$1,338	$1,378	$1,336	$1,325	$1,287	$1,309	$1,315	$1,296	$1,317	$1,318

Total Average Loans-as reported	$666	$670	$669	$667	$649	$658	$655	$653	$654	$654	$662	$675	$679	$680	$687	$688
Impact of FX translation(1)	(13)	(13)	(9)	(6)	(4)	1	7	8	3	1	1	2	1	3	3	8
Total Average Loans-Ex-FX(1)	$653	$657	$660	$661	$645	$659	$662	$661	$657	$655	$663	$677	$680	$683	$690	$696

Total Average Deposits-as reported	$1,304	$1,321	$1,343	$1,370	$1,334	$1,323	$1,316	$1,361	$1,363	$1,338	$1,315	$1,320	$1,326	$1,310	$1,311	$1,320
Impact of FX translation(1)	(27)	(27)	(22)	(15)	(12)	(2)	14	18	5	1	3	6	4	9	9	20
Total Average Deposits-Ex-FX(1)	$1,277	$1,294	$1,321	$1,355	$1,322	$1,321	$1,330	$1,379	$1,368	$1,339	$1,318	$1,326	$1,330	$1,319	$1,320	$1,340

Legacy Franchises-Mexico Consumer/SBMM

All Other-Legacy Franchises (LF) Mexico Consumer/SBMM revenues-as reported	$1,110	$1,152	$1,139	$1,138	$1,111	$1,161	$1,146	$1,219	$1,289	$1,406	$1,519	$1,454	$1,563	$1,633	$1,523	$1,422
Impact of FX translation(1)	118	95	101	135	105	89	94	68	10	(36)	(75)	(50)	(95)	(61)	72	143
All Other-LF Mexico Consumer/SBMM revenues-Ex-FX(1)	1,228	1,247	1,240	1,273	1,216	1,250	1,240	1,287	1,299	1,370	1,444	1,404	1,468	1,572	1,595	1,565

All Other-LF Mexico Consumer/SBMM expenses-as reported	$770	$789	$762	$783	$776	$851	$852	$940	$964	$1,028	$1,075	$1,130	$1,184	$1,116	$1,043	$1,072
Impact of FX translation(1)	77	61	64	84	69	65	70	51	4	(32)	(61)	(45)	(79)	(45)	51	110
All Other-LF Mexico Consumer/SBMM expenses-Ex-FX(1)	847	850	826	867	845	916	922	991	968	996	1,014	1,085	1,105	1,071	1,094	1,182

(1)

Reflects the impact of foreign currency (FX) translation into U.S. dollars applying the fourth quarter of 2025 average exchange rates for all quarterly periods, and full-year 2025 average exchange rates for full year results, with the exception of EOP loans and deposits, which were calculated based on exchange rates as of December 31, 2025. Citi's results excluding the impact of FX translation are non-GAAP financial measures.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

FX Impact

(In millions of dollars)

					Full	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2025	2025	2025	2025	2021	2022	2023	2024	2025

Foreign currency (FX) translation impact

Total Citigroup
Total revenues-as reported	$21,596	$21,668	$22,090	$19,871	$71,574	$74,982	$78,066	$80,722	$85,225
Impact of FX translation(1)	372	88	44	-	(2,033)	(1,503)	(2,714)	(456)	-
Total revenues-Ex-FX(1)	$21,968	$21,756	$22,134	$19,871	$69,541	$73,479	$75,352	$80,266	$85,225

Total operating expenses-as reported	$13,425	$13,577	$14,290	$13,840	$47,883	$50,936	$55,970	$53,567	$55,132
Impact of FX translation(1)	322	31	18	-	(1,250)	197	(374)	47	-
Total operating expenses-Ex-FX(1)	$13,747	$13,608	$14,308	$13,840	$46,633	$51,133	$55,596	$53,614	$55,132

Total provisions for credit losses and PBC-as reported	$2,723	$2,872	$2,450	$2,220	$(3,778)	$5,239	$9,186	$10,109	$10,265
Impact of FX translation(1)	71	20	5	-	(29)	8	(509)	109	-
Total provisions for credit losses and PBC-Ex-FX(1)	$2,794	$2,892	$2,455	$2,220	$(3,807)	$5,247	$8,677	$10,218	$10,265

Total EBIT-as reported	$5,448	$5,219	$5,350	$3,811	$27,469	$18,807	$12,910	$17,046	$19,828
Impact of FX translation(1)	(21)	37	21	-	(754)	(1,708)	(1,831)	(612)	-
Total EBIT-Ex-FX(1)	$5,427	$5,256	$5,371	$3,811	$26,715	$17,099	$11,079	$16,434	$19,828

Total EOP Loans-as reported	$702	$725	$734	$752
Impact of FX translation(1)	10	1	-	-
Total EOP Loans-Ex-FX(1)	$712	$726	$734	$752

Total EOP Deposits-as reported	$1,316	$1,358	$1,384	$1,404
Impact of FX translation(1)	22	-	1	-
Total EOP Deposits-Ex-FX(1)	$1,338	$1,358	$1,385	$1,404

Total Average Loans-as reported	$691	$712	$725	$737	$668	$654	$661	$684	$716
Impact of FX translation(1)	10	3	-	-	(13)	1	(1)	1	-
Total Average Loans-Ex-FX(1)	$701	$715	$725	$737	$655	$655	$660	$685	$716

Total Average Deposits-as reported	$1,305	$1,343	$1,382	$1,422	$1,335	$1,334	$1,334	$1,317	$1,363
Impact of FX translation(1)	24	6	(1)	-	(29)	(2)	(4)	3	-
Total Average Deposits-Ex-FX(1)	$1,329	$1,349	$1,381	$1,422	$1,306	$1,332	$1,330	$1,320	$1,363

Legacy Franchises-Mexico Consumer/SBMM

All Other-Legacy Franchises (LF) Mexico Consumer/SBMM revenues-as reported	$1,467	$1,536	$1,722	$1,775	$4,539	$4,637	$5,668	$6,141	$6,500
Impact of FX translation(1)	158	68	26	-	254	179	(334)	(189)	-
All Other-LF Mexico Consumer/SBMM revenues-Ex-FX(1)	1,625	1,604	1,748	1,775	$4,793	$4,816	$5,334	$5,952	$6,500

All Other-LF Mexico Consumer/SBMM expenses-as reported	$1,060	$984	$1,772	$962	$3,104	$3,419	$4,197	$4,415	$4,778
Impact of FX translation(1)	129	51	31	-	162	127	(283)	(145)	-
All Other-LF Mexico Consumer/SBMM expenses-Ex-FX(1)	1,189	1,035	1,803	962	$3,266	$3,546	$3,914	$4,270	$4,778

(1)

Reflects the impact of foreign currency (FX) translation into U.S. dollars applying the fourth quarter of 2025 average exchange rates for all quarterly periods, and full-year 2025 average exchange rates for full year results, with the exception of EOP loans and deposits, which were calculated based on exchange rates as of December 31, 2025. Citi's results excluding the impact of FX translation are non-GAAP financial measures.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

Reconciliation of Adjusted Results (Page 1)

(In millions of dollars, except per share amounts and as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2021	2021	2021	2021	2022	2022	2022	2022	2023	2023	2023	2023

Total Citigroup revenues, net interest income (NII) and non-interest revenues (NIR)

Total Citigroup revenues-as reported	$19,603	$17,680	$17,365	$16,926	$19,100	$19,559	$18,421	$17,902	$21,364	$19,324	$20,026	$17,352
Less:
Total Divestiture-related Impacts on Revenues(1)	-	-	(657)	(13)	(47)	78	614	209	1,018	(6)	396	(62)
Total Citigroup revenues, excluding divestitures impacts(*)	$19,603	$17,680	$18,022	$16,939	$19,147	$19,481	$17,807	$17,693	$20,346	$19,330	$19,630	$17,414

Total Citigroup revenues-as reported	$19,603	$17,680	$17,365	$16,926	$19,100	$19,559	$18,421	$17,902	$21,364	$19,324	$20,026	$17,352
Less:
Notable Item-Russia HFS accounting treatment loss impact on revenues(2)	-	-	-	-	-	-	-	-	-	-	-	-
Total Citigroup revenues, excluding notable item(s) impact(*)	$19,603	$17,680	$17,365	$16,926	$19,100	$19,559	$18,421	$17,902	$21,364	$19,324	$20,026	$17,352

Total Citigroup net interest income (NII)-as reported	$10,506	$10,478	$10,691	$10,819	$10,871	$11,964	$12,563	$13,270	$13,348	$13,900	$13,828	$13,824
Markets NII(3)	1,536	1,589	1,476	1,471	1,276	1,540	1,305	1,486	1,456	1,911	1,595	1,889
Citigroup NII ex-Markets(*)	$8,970	$8,889	$9,215	$9,348	$9,595	$10,424	$11,258	$11,784	$11,892	$11,989	$12,233	$11,935

Total Citigroup non-interest revenue (NIR)-as reported	$9,097	$7,202	$6,674	$6,107	$8,229	$7,595	$5,858	$4,632	$8,016	$5,424	$6,198	$3,528
Markets NIR(3)	4,610	3,069	3,208	2,149	4,963	3,929	3,113	2,789	4,334	2,989	3,151	1,563
Citigroup NIR ex-Markets(*)	$4,487	$4,133	$3,466	$3,958	$3,266	$3,666	$2,745	$1,843	$3,682	$2,435	$3,047	$1,965
Less:
Notable item-Russia HFS accounting treatment loss impact on revenues(4)	-	-	-	-	-	-	-	-	-	-	-	-
Citigroup NIR Ex-Markets, excluding notable item(s) impact(*)	$4,487	$4,133	$3,466	$3,958	$3,266	$3,666	$2,745	$1,843	$3,682	$2,435	$3,047	$1,965

Total Citigroup operating expenses

Total Citigroup operating expenses-as reported	$11,349	$11,398	$11,695	$13,441	$13,079	$12,314	$12,662	$12,881	$13,206	$13,458	$13,398	$15,908
Less:
Notable item-Mexico goodwill impairment charge impact on operating expenses(5)	-	-	-	-	-	-	-	-	-	-	-	-
Total Citigroup operating expenses, excluding notable item(s)(*)	$11,349	$11,398	$11,695	$13,441	$13,079	$12,314	$12,662	$12,881	$13,206	$13,458	$13,398	$15,908

Total Citigroup revenues-as reported	19,603	17,680	17,365	16,926	19,100	19,559	18,421	17,902	21,364	19,324	20,026	17,352
Total Citigroup operating expenses-as reported	$11,349	$11,398	$11,695	$13,441	$13,079	$12,314	$12,662	$12,881	$13,206	$13,458	$13,398	$15,908
Total Citigroup efficiency ratio-as reported	57.9%	64.5%	67.3%	79.4%	68.5%	63.0%	68.7%	72.0%	61.8%	69.6%	66.9%	91.7%
Less:
Notable item(s) impact(s) on revenues(2)	-	-	-	-	-	-	-	-	-	-	-	-
Total Citigroup revenues, excluding notable Item(s)(*)	$19,603	$17,680	$17,365	$16,926	$19,100	$19,559	$18,421	$17,902	$21,364	$19,324	$20,026	$17,352
Less:
Notable item(s) impact(s) on operating expenses(5)	-	-	-	-	-	-	-	-	-	-	-	-
Total Citigroup operating expenses, excluding notable item(s)(*)	$11,349	$11,398	$11,695	$13,441	$13,079	$12,314	$12,662	$12,881	$13,206	$13,458	$13,398	$15,908
Total Citigroup efficiency ratio, excluding notable item(s)(*)	57.9%	64.5%	67.3%	79.4%	68.5%	63.0%	68.7%	72.0%	61.8%	69.6%	66.9%	91.7%

*	Represents a non-GAAP financial measure.
(1)	See footnote 2 on page 14 for details.
(2)	See footnote 4 on page 12 for details.
(3)	See page 6 for details.
(4)	See footnote 4 on page 12 for details. The amount on this line adds the $19 million impact for Markets because it is already deducted in the Citigroup ex-Markets NIR number above.
(5)	See footnote 5 on page 14 for details.

Note: See “All Other-Divestiture-Related Impacts (Reconciling Items)” in Citi’s Annual Reports on Form 10-K for the years ended December 31, 2025, 2024 and 2023, and "Legacy Franchises” in Citi’s Annual Report on Form 10-K for the year ended December 31, 2022 for additional information on divestiture-related impacts.

Reconciliation of Adjusted Results (Page 1)

(In millions of dollars, except per share amounts and as otherwise noted)

									Full	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2024	2024	2024	2024	2025	2025	2025	2025	2021	2022	2023	2024	2025

Total Citigroup revenues, net interest income (NII) and non-interest revenues (NIR)

Total Citigroup revenues-as reported	$21,016	$20,032	$20,209	$19,465	$21,596	$21,668	$22,090	$19,871	$71,574	$74,982	$78,066	$80,722	$85,225
Less:
Total Divestiture-related Impacts on Revenues(1)	(12)	33	1	4	-	(177)	2	(1)	(670)	854	1,346	26	(176)
Total Citigroup revenues, excluding divestitures impacts(*)	$21,028	$19,999	$20,208	$19,461	$21,596	$21,845	$22,088	$19,872	$72,244	$74,128	$76,720	$80,696	$85,401

Total Citigroup revenues-as reported	$21,016	$20,032	$20,209	$19,465	$21,596	$21,668	$22,090	$19,871	$71,574	$74,982	$78,066	$80,722	$85,225
Less:
Notable Item-Russia HFS accounting treatment loss impact on revenues(2)	-	-	-	-	-	-	-	(1,173)	-	-	-	-	(1,173)
Total Citigroup revenues, excluding notable item(s) impact(*)	$21,016	$20,032	$20,209	$19,465	$21,596	$21,668	$22,090	$21,044	$71,574	$74,982	$78,066	$80,722	$86,398

Total Citigroup net interest income (NII)-as reported	$13,507	$13,493	$13,362	$13,733	$14,012	$15,175	$14,940	$15,665	$42,494	$48,668	$54,900	$54,095	$59,792
Markets NII(3)	1,617	1,954	1,308	1,765	1,924	2,824	2,178	2,761	6,072	5,607	6,851	6,644	9,687
Citigroup NII ex-Markets(*)	$11,890	$11,539	$12,054	$11,968	$12,088	$12,351	$12,762	$12,904	$36,422	$43,061	$48,049	$47,451	$50,105

Total Citigroup non-interest revenue (NIR)-as reported	$7,509	$6,539	$6,847	$5,732	$7,584	$6,493	$7,150	$4,206	$29,080	$26,314	$23,166	$26,627	$25,433
Markets NIR(3)	3,788	3,170	3,602	2,847	4,151	3,156	3,567	1,848	13,036	14,794	12,037	13,407	12,722
Citigroup NIR ex-Markets(*)	$3,721	$3,369	$3,245	$2,885	$3,433	$3,337	$3,583	$2,358	$16,044	$11,520	$11,129	$13,220	$12,711
Less:
Notable item-Russia HFS accounting treatment loss impact on revenues(4)	-	-	-	-	-	-	-	(1,192)	-	-	-	-	(1,192)
Citigroup NIR Ex-Markets, excluding notable item(s) impact(*)	$3,721	$3,369	$3,245	$2,885	$3,433	$3,337	$3,583	$3,550	$16,044	$11,520	$11,129	$13,220	$13,903

Total Citigroup operating expenses

Total Citigroup operating expenses-as reported	$14,107	$13,246	$13,144	$13,070	$13,425	$13,577	$14,290	$13,840	$47,883	$50,936	$55,970	$53,567	$55,132
Less:
Notable item-Mexico goodwill impairment charge impact on operating expenses(5)	-	-	-	-	-	-	726	-	-	-	-	-	726
Total Citigroup operating expenses, excluding notable item(s)(*)	$14,107	$13,246	$13,144	$13,070	$13,425	$13,577	$13,564	$13,840	$47,883	$50,936	$55,970	$53,567	$54,406

Total Citigroup revenues-as reported	21,016	20,032	20,209	19,465	21,596	21,668	22,090	19,871	71,574	74,982	78,066	80,722	85,225
Total Citigroup operating expenses-as reported	$14,107	$13,246	$13,144	$13,070	$13,425	$13,577	$14,290	$13,840	$47,883	$50,936	$55,970	$53,567	$55,132
Total Citigroup efficiency ratio-as reported	67.1%	66.1%	65.0%	67.1%	62.2%	62.7%	64.7%	69.6%	66.9%	67.9%	71.7%	66.4%	64.7%
Less:
Notable item(s) impact(s) on revenues(2)	-	-	-	-	-	-	-	(1,173)	-	-	-	-	(1,173)
Total Citigroup revenues, excluding notable Item(s)(*)	$21,016	$20,032	$20,209	$19,465	$21,596	$21,668	$22,090	$21,044	$71,574	$74,982	$78,066	$80,722	$86,398
Less:
Notable item(s) impact(s) on operating expenses(5)	-	-	-	-	-	-	726	-	-	-	-	-	726
Total Citigroup operating expenses, excluding notable item(s)(*)	$14,107	$13,246	$13,144	$13,070	$13,425	$13,577	$13,564	$13,840	$47,883	$50,936	$55,970	$53,567	$54,406
Total Citigroup efficiency ratio, excluding notable item(s)(*)	67.1%	66.1%	65.0%	67.1%	62.2%	62.7%	61.4%	65.8%	66.9%	67.9%	71.7%	66.4%	63.0%

*	Represents a non-GAAP financial measure.
(1)	See footnote 2 on page 14 for details.
(2)	See footnote 4 on page 12 for details.
(3)	See page 6 for details.
(4)	See footnote 4 on page 12 for details. The amount on this line adds the $19 million impact for Markets because it is already deducted in the Citigroup ex-Markets NIR number above.
(5)	See footnote 5 on page 14 for details.

Note: See “All Other-Divestiture-Related Impacts (Reconciling Items)” in Citi’s Annual Reports on Form 10-K for the years ended December 31, 2025, 2024 and 2023, and "Legacy Franchises” in Citi’s Annual Report on Form 10-K for the year ended December 31, 2022 for additional information on divestiture-related impacts.

Reconciliation of Adjusted Results (Page 2)

(In millions of dollars, except per share amounts and as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2021	2021	2021	2021	2022	2022	2022	2022	2023	2023	2023	2023

Total Citigroup Operating Expenses

Total Citigroup other operating expenses(1)—as reported	$2,486	$2,514	$2,652	$3,231	$3,257	$2,756	$2,823	$2,959	$2,607	$2,769	$2,744	$4,751
Less:
Notable item—Mexico goodwill impairment charge impact on other operating expenses(2)	-	-	-	-	-	-	-	-	-	-	-	-
Total Citigroup other operating expenses, excluding notable item(s)(*)	$2,486	$2,514	$2,652	$3,231	$3,257	$2,756	$2,823	$2,959	$2,607	$2,769	$2,744	$4,751

Notable Items adjustments

Total Citigroup net income—as reported	$7,942	$6,193	$4,644	$3,173	$4,306	$4,547	$3,479	$2,513	$4,606	$2,915	$3,546	$(1,839)
Less notable items:
Russia HFS accounting treatment loss impact on net income(3)	-	-	-	-	-	-	-	-	-	-	-	-
Mexico goodwill impairment charge impact on net income(2)	-	-	-	-	-	-	-	-	-	-	-	-
Total Citigroup net income, excluding notable Item(s)(*)	$7,942	$6,193	$4,644	$3,173	$4,306	$4,547	$3,479	$2,513	$4,606	$2,915	$3,546	$(1,839)

Total Citigroup diluted EPS—as reported	$3.62	$2.85	$2.15	$1.46	$2.02	$2.19	$1.63	$1.16	$2.19	$1.33	$1.63	$(1.16)
Less:
Notable item(s)(2)(3)	-	-	-	-	-	-	-	-	-	-	-	-
Total Citigroup diluted EPS, excluding notable item(s)(*)	$3.62	$2.85	$2.15	$1.46	$2.02	$2.19	$1.63	$1.16	$2.19	$1.33	$1.63	$(1.16)

Total Citigroup diluted EPS—as reported	$3.62	$2.85	$2.15	$1.46	$2.02	$2.19	$1.63	$1.16	$2.19	$1.33	$1.63	$(1.16)
Less:
Notable item—Russia HFS accounting treatment loss impact on net income(3)	-	-	-	-	-	-	-	-	-	-	-	-
Total Citigroup diluted EPS, excluding notable item(*)	$3.62	$2.85	$2.15	$1.46	$2.02	$2.19	$1.63	$1.16	$2.19	$1.33	$1.63	$(1.16)

Total Citigroup RoCE—as reported	17.2%	13.0%	9.5%	6.4%	9.0%	9.7%	7.1%	5.0%	9.5%	5.6%	6.7%	(4.5%)
Less:
Notable item(s)(2)(3)	0 bps	0 bps	0 bps	0 bps	0 bps	0 bps	0 bps	0 bps	0 bps	0 bps	0 bps	0 bps
Total Citigroup RoCE, excluding notable items(*)	17.2%	13.0%	9.5%	6.4%	9.0%	9.7%	7.1%	5.0%	9.5%	5.6%	6.7%	(4.5%)

Total Citigroup RoTCE—as reported	20.1%	15.2%	11.0%	7.4%	10.5%	11.2%	8.2%	5.8%	10.9%	6.4%	7.7%	(5.1%)
Less:
Notable item(s)(2)(3)	0 bps	0 bps	0 bps	0 bps	0 bps	0 bps	0 bps	0 bps	0 bps	0 bps	0 bps	0 bps
Total Citigroup RoTCE, excluding notable items(*)	20.1%	15.2%	11.0%	7.4%	10.5%	11.2%	8.2%	5.8%	10.9%	6.4%	7.7%	(5.1%)

All Other (Managed Basis)(4)(*)

All Other revenues—managed basis(*)	$2,396	$2,399	$2,363	$2,333	$2,089	$2,241	$2,147	$2,364	$2,662	$2,473	$2,303	$1,951
Add:
Total divestiture-related impacts on revenues(5)	-	-	(657)	(13)	(47)	78	614	209	1,018	(6)	396	(62)
All Other revenues—U.S. GAAP	$2,396	$2,399	$1,706	$2,320	$2,042	$2,319	$2,761	$2,573	$3,680	$2,467	$2,699	$1,889

All Other operating expenses—Managed Basis(*)	$2,466	$2,342	$2,454	$2,366	$2,274	$2,261	$2,320	$2,349	$2,291	$2,259	$2,183	$4,468
Add:
Total divestiture-related impacts on operating expenses(6)	-	-	-	1,171	559	(28)	107	58	73	79	114	106
All Other operating expenses—U.S. GAAP	$2,466	$2,342	$2,454	$3,537	$2,833	$2,233	$2,427	$2,407	$2,364	$2,338	$2,297	$4,574

All Other provisions for credit losses—Managed Basis(*)	$130	$(220)	$(44)	$109	$74	$64	$182	$160	$445	$200	$199	$460
Add:
Total divestiture-related impacts on provisions for credit losses	-	-	23	1	71	58	(12)	(41)	(8)	(12)	(17)	(30)
All Other provisions for credit losses—U.S. GAAP	$130	$(220)	$(21)	$110	$145	$122	$170	$119	$437	$188	$182	$430

All Other EBIT—Managed Basis(*)	$(200)	$277	$(47)	$(142)	$(259)	$(84)	$(355)	$(145)	$(74)	$14	$(79)	$(2,977)
Add:
Total divestiture-related impacts on revenues(5)	-	-	(657)	(13)	(47)	78	614	209	1,018	(6)	396	(62)
Total divestiture-related impacts on operating expenses(6)	-	-	-	(1,171)	(559)	28	(107)	(58)	(73)	(79)	(114)	(106)
Total divestiture-related impacts on provisions for credit losses	-	-	(23)	(1)	(71)	(58)	12	41	8	12	17	30
All Other EBIT—U.S. GAAP	$(200)	$277	$(727)	$(1,327)	$(936)	$(36)	$164	$47	$879	$(59)	$220	$(3,115)

*	Represents a non-GAAP financial measure.
(1)	Other operating expenses include the following expense line items: Premises and equipment, Professional services, Advertising and marketing, and Other operating expenses.
(2)	See footnote 5 on page 14 for details.
(3)	See footnote 4 on page 12 for details.
(4)

Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi’s divestitures of its Asia consumer banking businesses and the planned divestiture of Mexico Consumer/SBMM within Legacy Franchises. See page 14 for additional information.

(5)	See footnote 2 on page 14 for details.
(6)	See footnotes 2, 3, 4, 5, and 6 on page 14 for details.

Note: See “All Other—Divestiture-Related Impacts (Reconciling Items)” in Citi’s Annual Reports on Form 10-K for the years ended December 31, 2025, 2024 and 2023, and "Legacy Franchises” in Citi’s Annual Report on Form 10-K for the year ended December 31, 2022 for additional information on divestiture-related impacts.

Reconciliation of Adjusted Results (Page 2)

(In millions of dollars, except per share amounts and as otherwise noted)

									Full	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2024	2024	2024	2024	2025	2025	2025	2025	2021	2022	2023	2024	2025

Total Citigroup Operating Expenses

Total Citigroup other operating expenses(1)—as reported	$2,852	$2,962	$2,701	$2,778	$2,483	$2,472	$3,386	$3,168	$10,883	$11,795	$12,871	$11,293	$11,509
Less:
Notable item—Mexico goodwill impairment charge impact on other operating expenses(2)	-	-	-	-	-	-	726	-	-	-	-	-	726
Total Citigroup other operating expenses, excluding notable item(s)(*)	$2,852	$2,962	$2,701	$2,778	$2,483	$2,472	$2,660	$3,168	$10,883	$11,795	$12,871	$11,293	$10,783

Notable Items adjustments

Total Citigroup net income—as reported	$3,371	$3,217	$3,238	$2,856	$4,064	$4,019	$3,752	$2,471	$21,952	$14,845	$9,228	$12,682	$14,306
Less notable items:
Russia HFS accounting treatment loss impact on net income(3)	-	-	-	-	-	-	-	(1,123)	-	-	-	-	(1,123)
Mexico goodwill impairment charge impact on net income(2)	-	-	-	-	-	-	(714)	-	-	-	-	-	(714)
Total Citigroup net income, excluding notable Item(s)(*)	$3,371	$3,217	$3,238	$2,856	$4,064	$4,019	$4,466	$3,594	$21,952	$14,845	$9,228	$12,682	$16,143

Total Citigroup diluted EPS—as reported	$1.58	$1.52	$1.51	$1.34	$1.96	$1.96	$1.86	$1.19	$10.14	$7.00	$4.04	$5.94	$6.99
Less:
Notable item(s)(2)(3)	-	-	-	-	-	-	(0.38)	(0.62)	-	-	-	-	(0.98)
Total Citigroup diluted EPS, excluding notable item(s)(*)	$1.58	$1.52	$1.51	$1.34	$1.96	$1.96	$2.24	$1.81	$10.14	$7.00	$4.04	$5.94	$7.97

Total Citigroup diluted EPS—as reported	$1.58	$1.52	$1.51	$1.34	$1.96	$1.96	$1.86	$1.19	$10.14	$7.00	$4.04	$5.94	$6.99
Less:
Notable item—Russia HFS accounting treatment loss impact on net income(3)	-	-	-	-	-	-	-	(0.62)	-	-	-	-	(0.60)
Total Citigroup diluted EPS, excluding notable item(*)	$1.58	$1.52	$1.51	$1.34	$1.96	$1.96	$1.86	$1.81	$10.14	$7.00	$4.04	$5.94	$7.59

Total Citigroup RoCE—as reported	6.6%	6.3%	6.2%	5.4%	8.0%	7.7%	7.1%	4.5%	11.5%	7.7%	4.3%	6.1%	6.8%
Less:
Notable item(s)(2)(3)	0 bps	0 bps	0 bps	0 bps	0 bps	0 bps	(140) bps	(230) bps	0 bps	0 bps	0 bps	0 bps	(90) bps
Total Citigroup RoCE, excluding notable items(*)	6.6%	6.3%	6.2%	5.4%	8.0%	7.7%	8.5%	6.8%	11.5%	7.7%	4.3%	6.1%	7.7%

Total Citigroup RoTCE—as reported	7.6%	7.2%	7.0%	6.1%	9.1%	8.7%	8.0%	5.1%	13.4%	8.9%	4.9%	7.0%	7.7%
Less:
Notable item(s)(2)(3)	0 bps	0 bps	0 bps	0 bps	0 bps	0 bps	(170) bps	(260) bps	0 bps	0 bps	0 bps	0 bps	(110) bps
Total Citigroup RoTCE, excluding notable items(*)	7.6%	7.2%	7.0%	6.1%	9.1%	8.7%	9.7%	7.7%	13.4%	8.9%	4.9%	7.0%	8.8%

All Other (Managed Basis)(4)(*)

All Other revenues—managed basis(*)	$2,430	$2,018	$1,796	$1,277	$1,463	$1,716	$1,471	$(208)	$9,491	$8,841	$9,389	$7,521	$4,442
Add:
Total divestiture-related impacts on revenues(5)	(12)	33	1	4	-	(177)	2	(1)	(670)	854	1,346	26	(176)
All Other revenues—U.S. GAAP	$2,418	$2,051	$1,797	$1,281	$1,463	$1,539	$1,473	$(209)	$8,821	$9,695	$10,735	$7,547	$4,266

All Other operating expenses—Managed Basis(*)	$2,687	$2,108	$2,078	$2,163	$2,226	$2,277	$2,169	$2,026	$9,628	$9,204	$11,201	$9,036	$8,698
Add:
Total divestiture-related impacts on operating expenses(6)	110	85	67	56	34	37	766	40	1,171	696	372	318	877
All Other operating expenses—U.S. GAAP	$2,797	$2,193	$2,145	$2,219	$2,260	$2,314	$2,935	$2,066	$10,799	$9,900	$11,573	$9,354	$9,575

All Other provisions for credit losses—Managed Basis(*)	$186	$243	$289	$397	$359	$374	$331	$449	$(25)	$480	$1,304	$1,115	$1,513
Add:
Total divestiture-related impacts on provisions for credit losses	11	(3)	(1)	-	(11)	5	(3)	(1)	24	76	(67)	7	(10)
All Other provisions for credit losses—U.S. GAAP	$197	$240	$288	$397	$348	$379	$328	$448	$(1)	$556	$1,237	$1,122	$1,503

All Other EBIT—Managed Basis(*)	$(443)	$(333)	$(571)	$(1,283)	$(1,122)	$(935)	$(1,029)	$(2,683)	$(112)	$(843)	$(3,116)	$(2,630)	$(5,769)
Add:
Total divestiture-related impacts on revenues(5)	(12)	33	1	4	-	(177)	2	(1)	(670)	854	1,346	26	(176)
Total divestiture-related impacts on operating expenses(6)	(110)	(85)	(67)	(56)	(34)	(37)	(766)	(40)	(1,171)	(696)	(372)	(318)	(877)
Total divestiture-related impacts on provisions for credit losses	(11)	3	1	-	11	(5)	3	1	(24)	(76)	67	(7)	10
All Other EBIT—U.S. GAAP	$(576)	$(382)	$(636)	$(1,335)	$(1,145)	$(1,154)	$(1,790)	$(2,723)	$(1,977)	$(761)	$(2,075)	$(2,929)	$(6,812)

*	Represents a non-GAAP financial measure.
(1)	Other operating expenses include the following expense line items: Premises and equipment, Professional services, Advertising and marketing, and Other operating expenses.
(2)	See footnote 5 on page 14 for details.
(3)	See footnote 4 on page 12 for details.
(4)

Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi's divestitures of its Asia consumer banking businesses and the planned divestiture of Mexico Consumer/SBMM within Legacy Franchises. See page 14 for additional information.

(5)	See footnote 2 on page 14 for details.
(6)	See footnotes 2, 3, 4, 5, and 6 on page 14 for details.

Note: See “All Other—Divestiture-Related Impacts (Reconciling Items)” in Citi’s Annual Reports on Form 10-K for the years ended December 31, 2025, 2024 and 2023, and "Legacy Franchises” in Citi’s Annual Report on Form 10-K for the year ended December 31, 2022 for additional information on divestiture-related impacts.

Reconciliation of Adjusted Results (Page 3)

(In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2021	2021	2021	2021	2022	2022	2022	2022	2023	2023	2023	2023

All Other (Managed Basis)(1)(*)

All Other net income (loss)—managed basis	$(166)	$717	$118	$121	$142	$(87)	$(20)	$6	$209	$39	$(47)	$(2,355)
Add:
Total divestiture-related impacts on revenue(2)	-	-	(657)	(13)	(47)	78	614	209	1,018	(6)	396	(62)
Total divestiture-related impacts on operating expenses(3)	-	-	-	(1,171)	(559)	28	(107)	(58)	(73)	(79)	(114)	(106)
Total divestiture-related impacts on provisions for credit losses	-	-	(23)	(1)	(71)	(58)	12	41	8	12	17	30
Total divestiture-related impacts on income taxes	-	-	100	123	89	(13)	(263)	(79)	(305)	(19)	(85)	27
All Other net income (loss)—U.S. GAAP	$(166)	$717	$(462)	$(941)	$(446)	$(52)	$236	$119	$857	$(53)	$167	$(2,466)

Legacy Franchises (LF) (Managed Basis)(1)(*)

Legacy Franchises revenues (managed basis)—as reported	$2,172	$2,214	$2,173	$2,159	$1,940	$1,832	$1,935	$1,849	$1,823	$1,914	$1,831	$1,714
Less:
Notable item—portion of Russia HFS accounting treatment loss impact on LF revenues(4)	-	-	-	-	-	-	-	-	-	-	-	-
LF revenues, excluding notable item(s) impact(*)	$2,172	$2,214	$2,173	$2,159	$1,940	$1,832	$1,935	$1,849	$1,823	$1,914	$1,831	$1,714

LF revenues—Managed Basis(*)	$2,172	$2,214	$2,173	$2,159	$1,940	$1,832	$1,935	$1,849	$1,823	$1,914	$1,831	$1,714
Add:
Total divestiture-related impacts on revenues(2)	-	-	(657)	(13)	(47)	78	614	209	1,018	(6)	396	(62)
LF revenues—U.S. GAAP	$2,172	$2,214	$1,516	$2,146	$1,893	$1,910	$2,549	$2,058	$2,841	$1,908	$2,227	$1,652

LF operating expenses—managed basis(*)	$1,893	$1,820	$1,785	$1,832	$1,718	$1,811	$1,750	$1,772	$1,696	$1,715	$1,682	$1,625
Add:
Total divestiture-related impacts on operating expenses(3)	-	-	-	1,171	559	(28)	107	58	73	79	114	106
LF operating expenses—U.S. GAAP	$1,893	$1,820	$1,785	$3,003	$2,277	$1,783	$1,857	$1,830	$1,769	$1,794	$1,796	$1,731

LF provisions for credit losses—managed basis(*)	$130	$(221)	$(44)	$111	$73	$61	$179	$161	$333	$311	$200	$471
Add:
Total divestiture-related impacts on provisions for credit losses	-	-	23	1	71	58	(12)	(41)	(8)	(12)	(17)	(30)
LF provisions for credit losses—U.S. GAAP	$130	$(221)	$(21)	$112	$144	$119	$167	$120	$325	$299	$183	$441

LF EBIT—managed basis(*)	$149	$615	$432	$216	$149	$(40)	$6	$(84)	$(206)	$(112)	$(51)	$(382)

Add:
Total divestiture-related impacts on revenue(2)	-	-	(657)	(13)	(47)	78	614	209	1,018	(6)	396	(62)
Total divestiture-related impacts on operating expenses(3)	-	-	-	(1,171)	(559)	28	(107)	(58)	(73)	(79)	(114)	(106)
Total divestiture-related impacts on provisions for credit losses	-	-	(23)	(1)	(71)	(58)	12	41	8	12	17	30
LF EBIT—U.S. GAAP	$149	$615	$(248)	$(969)	$(528)	$8	$525	$108	$747	$(185)	$248	$(520)

LF net income (loss)—managed basis(*)	$97	$435	$344	$390	$201	$(43)	$50	$(28)	$(46)	$(50)	$(75)	$(269)
Add:
Total divestiture-related impacts on revenue(2)	-	-	(657)	(13)	(47)	78	614	209	1,018	(6)	396	(62)
Total divestiture-related impacts on operating expenses(3)	-	-	-	(1,171)	(559)	28	(107)	(58)	(73)	(79)	(114)	(106)
Total divestiture-related impacts on provisions for credit losses	-	-	(23)	(1)	(71)	(58)	12	41	8	12	17	30
Total divestiture-related impacts on income taxes	-	-	100	123	89	(13)	(263)	(79)	(305)	(19)	(85)	27
LF net income (loss)—U.S. GAAP	$97	$435	$(236)	$(672)	$(387)	$(8)	$306	$85	$602	$(142)	$139	$(380)

*	Represents a non-GAAP financial measure.
(1)

Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi's divestitures of its Asia consumer banking businesses and the planned divestiture of Mexico Consumer/SBMM within Legacy Franchises. See page 14 for additional information.

(2)	See footnote 2 on page 14 for details.
(3)	See footnotes 2, 3, 4, 5, and 6 on page 14 for details.
(4)	See footnote 4 on page 12 for details.

Note:

See “All Other—Divestiture-Related Impacts (Reconciling Items)” in Citi’s Annual Reports on Form 10-K for the years ended December 31, 2025, 2024 and 2023, and "Legacy Franchises” in Citi’s Annual Report on Form 10-K for the year ended December 31, 2022 for additional information on divestiture-related impacts.

Reconciliation of Adjusted Results (Page 3)

(In millions of dollars, except as otherwise noted)

									Full	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2024	2024	2024	2024	2025	2025	2025	2025	2021	2022	2023	2024	2025

All Other (Managed Basis)(1)(*)

All Other net income (loss)—managed basis	$(440)	$(369)	$(504)	$(1,115)	$(856)	$(552)	$(756)	$(2,290)	$790	$41	$(2,154)	$(2,428)	$(4,454)
Add:
Total divestiture-related impacts on revenue(2)	(12)	33	1	4	-	(177)	2	(1)	(670)	854	1,346	26	(176)
Total divestiture-related impacts on operating expenses(3)	(110)	(85)	(67)	(56)	(34)	(37)	(766)	(40)	(1,171)	(696)	(372)	(318)	(877)
Total divestiture-related impacts on provisions for credit losses	(11)	3	1	-	11	(5)	3	1	(24)	(76)	67	(7)	10
Total divestiture-related impacts on income taxes	39	17	20	16	8	39	(16)	(70)	223	(266)	(382)	92	(39)
All Other net income (loss)—U.S. GAAP	$(534)	$(401)	$(549)	$(1,151)	$(871)	$(732)	$(1,533)	$(2,400)	$(852)	$(143)	$(1,495)	$(2,635)	$(5,536)

Legacy Franchises (LF) (Managed Basis)(1)(*)

Legacy Franchises revenues (managed basis)—as reported	$1,819	$1,719	$1,734	$1,563	$1,621	$1,691	$1,871	$329	$8,718	$7,556	$7,282	$6,835	$5,512
Less:
Notable item—portion of Russia HFS accounting treatment loss impact on LF revenues(4)	-	-	-	-	-	-	-	(1,556)	-	-	-	-	(1,556)
LF revenues, excluding notable item(s) impact(*)	$1,819	$1,719	$1,734	$1,563	$1,621	$1,691	$1,871	$1,885	$8,718	$7,556	$7,282	$6,835	$7,068

LF revenues—Managed Basis(*)	$1,819	$1,719	$1,734	$1,563	$1,621	$1,691	$1,871	$329	$8,718	$7,556	$7,282	$6,835	$5,512
Add:
Total divestiture-related impacts on revenues(2)	(12)	33	1	4	-	(177)	2	(1)	(670)	854	1,346	26	(176)
LF revenues—U.S. GAAP	$1,807	$1,752	$1,735	$1,567	$1,621	$1,514	$1,873	$328	$8,048	$8,410	$8,628	$6,861	$5,336

LF operating expenses—managed basis(*)	$1,605	$1,550	$1,475	$1,381	$1,334	$1,287	$1,320	$1,222	$7,330	$7,051	$6,718	$6,011	$5,163
Add:
Total divestiture-related impacts on operating expenses(3)	110	85	67	56	34	37	766	40	1,171	696	372	318	877
LF operating expenses—U.S. GAAP	$1,715	$1,635	$1,542	$1,437	$1,368	$1,324	$2,086	$1,262	$8,501	$7,747	$7,090	$6,329	$6,040

LF provisions for credit losses—managed basis(*)	$188	$238	$291	$393	$358	$371	$327	$447	$(24)	$474	$1,315	$1,110	$1,503
Add:
Total divestiture-related impacts on provisions for credit losses	11	(3)	(1)	-	(11)	5	(3)	(1)	24	76	(67)	7	(10)
LF provisions for credit losses—U.S. GAAP	$199	$235	$290	$393	$347	$376	$324	$446	$-	$550	$1,248	$1,117	$1,493

LF EBIT—managed basis(*)	$26	$(69)	$(32)	$(211)	$(71)	$33	$224	$(1,340)	$1,412	$31	$(751)	$(286)	$(1,154)

Add:
Total divestiture-related impacts on revenue(2)	(12)	33	1	4	-	(177)	2	(1)	(670)	854	1,346	26	(176)
Total divestiture-related impacts on operating expenses(3)	(110)	(85)	(67)	(56)	(34)	(37)	(766)	(40)	(1,171)	(696)	(372)	(318)	(877)
Total divestiture-related impacts on provisions for credit losses	(11)	3	1	-	11	(5)	3	1	(24)	(76)	67	(7)	10
LF EBIT—U.S. GAAP	$(107)	$(118)	$(97)	$(263)	$(94)	$(186)	$(537)	$(1,380)	$(453)	$113	$290	$(585)	$(2,197)

LF net income (loss)—managed basis(*)	$1	$(58)	$(31)	$(161)	$(60)	$60	$155	$(1,496)	$1,266	$180	$(440)	$(249)	$(1,341)
Add:
Total divestiture-related impacts on revenue(2)	(12)	33	1	4	-	(177)	2	(1)	(670)	854	1,346	26	(176)
Total divestiture-related impacts on operating expenses(3)	(110)	(85)	(67)	(56)	(34)	(37)	(766)	(40)	(1,171)	(696)	(372)	(318)	(877)
Total divestiture-related impacts on provisions for credit losses	(11)	3	1	-	11	(5)	3	1	(24)	(76)	67	(7)	10
Total divestiture-related impacts on income taxes	39	17	20	16	8	39	(16)	(70)	223	(266)	(382)	92	(39)
LF net income (loss)—U.S. GAAP	$(93)	$(90)	$(76)	$(197)	$(75)	$(120)	$(622)	$(1,606)	$(376)	$(4)	$219	$(456)	$(2,423)

*	Represents a non-GAAP financial measure.
(1)

Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi's divestitures of its Asia consumer banking businesses and the planned divestiture of Mexico Consumer/SBMM within Legacy Franchises. See page 14 for additional information.

(2)	See footnote 2 on page 14 for details.
(3)	See footnotes 2, 3, 4, 5, and 6 on page 14 for details.
(4)	See footnote 4 on page 12 for details.

Note:

See “All Other—Divestiture-Related Impacts (Reconciling Items)” in Citi’s Annual Reports on Form 10-K for the years ended December 31, 2025, 2024 and 2023, and "Legacy Franchises” in Citi’s Annual Report on Form 10-K for the year ended December 31, 2022 for additional information on divestiture-related impacts.

Reconciliation of Adjusted Results (Page 4)

(In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2021	2021	2021	2021	2022	2022	2022	2022	2023	2023	2023	2023

Services

Services revenues—as reported	$3,001	$3,137	$3,134	$3,267	$3,468	$4,071	$4,203	$4,390	$4,572	$4,712	$4,792	$4,561
Less:
Notable item—portion of Russia HFS accounting treatment impact on services revenues(1)	-	-	-	-	-	-	-	-	-	-	-	-
Services revenues, excluding notable item(s) impact(*)	$3,001	$3,137	$3,134	$3,267	$3,468	$4,071	$4,203	$4,390	$4,572	$4,712	$4,792	$4,561

Services non-interest revenue (NIR)—as reported	$1,326	$1,430	$1,445	$1,472	$1,433	$1,586	$1,409	$1,339	$1,446	$1,469	$1,352	$1,119
Less:
Notable item—portion of Russia HFS accounting treatment impact on services revenues(1)	-	-	-	-	-	-	-	-	-	-	-	-
Services NIR, excluding notable item(s) impact(*)	$1,326	$1,430	$1,445	$1,472	$1,433	$1,586	$1,409	$1,339	$1,446	$1,469	$1,352	$1,119

Banking—Corporate Lending revenues

Banking—Corporate Lending revenues—as reported	$414	$421	$435	$473	$594	$998	$324	$18	$162	$325	$340	$250
Gain (loss) on loan hedges(2)	(78)	(37)	(46)	21	169	494	(56)	(300)	(199)	(66)	(47)	(131)
Banking—Corp Lending revenues—excluding gain (loss) on loan hedges(*)	$492	$458	$481	$452	$425	$504	$380	$318	$361	$391	$387	$381

*	Represents a non-GAAP financial measure.
(1)	See footnote 4 on page 12 for details.
(2)	See page 7 for details.

Reconciliation of Adjusted Results (Page 4)

(In millions of dollars, except as otherwise noted)

									Full	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2024	2024	2024	2024	2025	2025	2025	2025	2021	2022	2023	2024	2025

Services

Services revenues—as reported	$5,043	$4,914	$5,207	$5,104	$5,204	$5,430	$5,730	$6,272	$12,539	$16,132	$18,637	$20,268	$22,636
Less:
Notable item—portion of Russia HFS accounting treatment impact on services revenues(1)	-	-	-	-	-	-	-	356	-	-	-	-	356
Services revenues, excluding notable item(s) impact(*)	$5,043	$4,914	$5,207	$5,104	$5,204	$5,430	$5,730	$5,916	$12,539	$16,132	$18,637	$20,268	$22,280

Services non-interest revenue (NIR)—as reported	$1,726	$1,689	$1,772	$1,658	$1,706	$1,800	$1,907	$2,222	$5,673	$5,767	$5,386	$6,845	$7,635
Less:
Notable item—portion of Russia HFS accounting treatment impact on services revenues(1)	-	-	-	-	-	-	-	356	-	-	-	-	356
Services NIR, excluding notable item(s) impact(*)	$1,726	$1,689	$1,772	$1,658	$1,706	$1,800	$1,907	$1,866	$5,673	$5,767	$5,386	$6,845	$7,279

Banking—Corporate Lending revenues

Banking—Corporate Lending revenues—as reported	$362	$395	$357	$414	$416	$361	$409	$417	$1,743	$1,934	$1,077	$1,528	$1,603
Gain (loss) on loan hedges(2)	(104)	9	(79)	(6)	14	(62)	(44)	(26)	(140)	307	(443)	(180)	(118)
Banking—Corp Lending revenues—excluding gain (loss) on loan hedges(*)	$466	$386	$436	$420	$402	$423	$453	$443	$1,883	$1,627	$1,520	$1,708	$1,721

*	Represents a non-GAAP financial measure.
(1)	See footnote 4 on page 12 for details.
(2)	See page 7 for details.

Reconciliation of Adjusted Results (Page 5)

(In millions of dollars, or as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2021	2021	2021	2021	2022	2022	2022	2022	2023	2023	2023	2023

Total Citigroup revenues

Total Citigroup revenues—as reported	$19,603	$17,680	$17,365	$16,926	$19,100	$19,559	$18,421	$17,902	$21,364	$19,324	$20,026	$17,352
Less:
Total divestiture-related impacts on revenues(2)	-	-	(657)	(13)	(47)	78	614	209	1,018	(6)	396	(62)
Notable item -Russia HFS accounting treatment loss impact on revenues(3)	-	-	-	-	-	-	-	-	-	-	-	-
Total Citigroup revenues, excluding divestitures impacts and Russia loss(*)	$19,603	$17,680	$18,022	$16,939	$19,147	$19,481	$17,807	$17,693	$20,346	$19,330	$19,630	$17,414

Total Citigroup operating expenses

Total Citigroup operating expenses—as reported	$11,349	$11,398	$11,695	$13,441	$13,079	$12,314	$12,662	$12,881	$13,206	$13,458	$13,398	$15,908
Less:
Total divestiture-related impacts on expenses(4)	-	-	-	1,171	559	(28)	107	58	73	79	114	106
FDIC special assessment(5)	-	-	-	-	-	-	-	-	-	-	-	1,706
Total Citigroup operating expenses, excluding divestitures impacts and FDIC special assessment(5)(*)	$11,349	$11,398	$11,695	$12,270	$12,520	$12,342	$12,555	$12,823	$13,133	$13,379	$13,284	$14,096

Total Citigroup operating expenses—as reported	$11,349	$11,398	$11,695	$13,441	$13,079	$12,314	$12,662	$12,881	$13,206	$13,458	$13,398	$15,908
Less:
Goodwill impairment(6)	-	-	-	-	535	-	-	-	-	-	-	-
Total Citigroup operating expenses, excluding goodwill impairment(*)	$11,349	$11,398	$11,695	$13,441	$12,544	$12,314	$12,662	$12,881	$13,206	$13,458	$13,398	$15,908

Total Citigroup RoCE and RoTCE

Total Citigroup RoCE—as reported	17.2%	13.0%	9.5%	6.4%	9.0%	9.7%	7.1%	5.0%	9.5%	5.6%	6.7%	(4.5%)
Less:
Notable item -Russia HFS accounting treatment loss impact on net income(3)	0 bps	0 bps	0 bps	0 bps	0 bps	0 bps	0 bps	0 bps	0 bps	0 bps	0 bps	0 bps
Total Citigroup RoCE, excluding notable item(*)	17.2%	13.0%	9.5%	6.4%	9.0%	9.7%	7.1%	5.0%	9.5%	5.6%	6.7%	(4.5%)

Total Citigroup RoTCE—as reported	20.1%	15.2%	11.0%	7.4%	10.5%	11.2%	8.2%	5.8%	10.9%	6.4%	7.7%	(5.1%)
Less:
Notable item -Russia HFS accounting treatment loss impact on net income(3)	0 bps	0 bps	0 bps	0 bps	0 bps	0 bps	0 bps	0 bps	0 bps	0 bps	0 bps	0 bps
Total Citigroup RoTCE, excluding notable item(*)	20.1%	15.2%	11.0%	7.4%	10.5%	11.2%	8.2%	5.8%	10.9%	6.4%	7.7%	(5.1%)

*	Represents a non-GAAP financial measure.
(1)	Not used.
(2)	See footnote 2 on page 14, Citi's 2024 Annual Report on Form 10-K, and Citi's 2023 Annual Report on Form 10-K for details.
(3)	See footnote 4 on page 12 for details.
(4)	See footnotes 2, 3, 4, 5, and 6 on page 14, Citi's 2024 Annual Report on Form 10-K, and Citi's 2023 Annual Report on Form 10-K for details.
(5)	Federal Deposit Insurance Corporation (FDIC) Special Assessment. See Citi's 2024 Annual Report on Form 10-K and Citi's 2023 Annual Report on Form 10-K for details.
(6)	See footnote 5 on page 14 and Citi's 2024 Annual Report on Form 10-K for details.

Note:

See “All Other—Divestiture-Related Impacts (Reconciling Items)” in Citi’s Annual Reports on Form 10-K for the years ended December 31, 2025, 2024 and 2023, and "Legacy Franchises” in Citi’s Annual Report on Form 10-K for the year ended December 31, 2022 for additional information on divestiture-related impacts.

Reconciliation of Adjusted Results (Page 5)

(In millions of dollars, or as otherwise noted)

									Full	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2024	2024	2024	2024	2025	2025	2025	2025	2021	2022	2023	2024	2025

Total Citigroup revenues

Total Citigroup revenues—as reported	$21,016	$20,032	$20,209	$19,465	$21,596	$21,668	$22,090	$19,871	$71,574	$74,982	$78,066	$80,722	$85,225
Less:
Total divestiture-related impacts on revenues(2)	(12)	33	1	4	-	(177)	2	(1)	(670)	854	1,346	26	(176)
Notable item -Russia HFS accounting treatment loss impact on revenues(3)	-	-	-	-	-	-	-	(1,173)	-	-	-	-	(1,173)
Total Citigroup revenues, excluding divestitures impacts and Russia loss(*)	$21,028	$19,999	$20,208	$19,461	$21,596	$21,845	$22,088	$21,045	$72,244	$74,128	$76,720	$80,696	$86,574

Total Citigroup operating expenses

Total Citigroup operating expenses—as reported	$14,107	$13,246	$13,144	$13,070	$13,425	$13,577	$14,290	$13,840	$47,883	$50,936	$55,970	$53,567	$55,132
Less:
Total divestiture-related impacts on expenses(4)	110	85	67	56	34	37	766	40	1,171	696	372	318	877
FDIC special assessment(5)	251	34	(56)	(26)	20	(20)	(47)	(191)	-	-	1,706	203	(238)
Total Citigroup operating expenses, excluding divestitures impacts
and FDIC special assessment(5)(*)	$13,746	$13,127	$13,133	$13,040	$13,371	$13,560	$13,571	$13,991	$46,712	$50,240	$53,892	$53,046	$54,493

Total Citigroup operating expenses—as reported	$14,107	$13,246	$13,144	$13,070	$13,425	$13,577	$14,290	$13,840	$47,883	$50,936	$55,970	$53,567	$55,132
Less:
Goodwill impairment(6)	-	-	-	-	-	-	726	-	-	535	-	-	726
Total Citigroup operating expenses, excluding goodwill impairment(*)	$14,107	$13,246	$13,144	$13,070	$13,425	$13,577	$13,564	$13,840	$47,883	$50,401	$55,970	$53,567	$54,406

Total Citigroup RoCE and RoTCE

Total Citigroup RoCE—as reported	6.6%	6.3%	6.2%	5.4%	8.0%	7.7%	7.1%	4.5%	11.5%	7.7%	4.3%	6.1%	6.8%
Less:
Notable item -Russia HFS accounting treatment loss impact on net income(3)	0 bps	0 bps	0 bps	0 bps	0 bps	0 bps	0 bps	(230) bps	0 bps	0 bps	0 bps	0 bps	(60) bps
Total Citigroup RoCE, excluding notable item(*)	6.6%	6.3%	6.2%	5.4%	8.0%	7.7%	7.1%	6.8%	11.5%	7.7%	4.3%	6.1%	7.4%

Total Citigroup RoTCE—as reported	7.6%	7.2%	7.0%	6.1%	9.1%	8.7%	8.0%	5.1%	13.4%	8.9%	4.9%	7.0%	7.7%
Less:
Notable item -Russia HFS accounting treatment loss impact on net income(3)	0 bps	0 bps	0 bps	0 bps	0 bps	0 bps	0 bps	(260) bps	0 bps	0 bps	0 bps	0 bps	(70) bps
Total Citigroup RoTCE, excluding notable item(*)	7.6%	7.2%	7.0%	6.1%	9.1%	8.7%	8.0%	7.7%	13.4%	8.9%	4.9%	7.0%	8.4%

*	Represents a non-GAAP financial measure.
(1)	Not used.
(2)	See footnote 2 on page 14, Citi's 2024 Annual Report on Form 10-K, and Citi's 2023 Annual Report on Form 10-K for details.
(3)	See footnote 4 on page 12 for details.
(4)	See footnotes 2, 3, 4, 5, and 6 on page 14, Citi's 2024 Annual Report on Form 10-K, and Citi's 2023 Annual Report on Form 10-K for details.
(5)	Federal Deposit Insurance Corporation (FDIC) Special Assessment. See Citi's 2024 Annual Report on Form 10-K and Citi's 2023 Annual Report on Form 10-K for details.
(6)	See footnote 5 on page 14 and Citi's 2024 Annual Report on Form 10-K for details.

Note:

See “All Other—Divestiture-Related Impacts (Reconciling Items)” in Citi’s Annual Reports on Form 10-K for the years ended December 31, 2025, 2024 and 2023, and "Legacy Franchises” in Citi’s Annual Report on Form 10-K for the year ended December 31, 2022 for additional information on divestiture-related impacts.

Reconciliation of Adjusted Results (Page 6)

(In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2021	2021	2021	2021	2022	2022	2022	2022	2023	2023	2023	2023

Legacy Franchises (LF) exits contribution(1)

Revenues

Closed or signed markets revenues—Ex-divestitures	$737	$727	$692	$687	$648	$643	$612	$439	$397	$382	$212	$184
Add:
Divestiture-related impacts on closed or signed markets revenues	-	-	(657)	(13)	(47)	78	614	209	1,067	(11)	397	(5)
Closed or signed markets revenues—U.S. GAAP	$737	$727	$35	$674	$601	$721	$1,226	$648	$1,464	$371	$609	$179

Mexico Consumer/SBMM Revenues—Ex-divestitures	$1,110	$1,152	$1,139	$1,138	$1,111	$1,161	$1,146	$1,219	$1,289	$1,406	$1,519	$1,454
Add:
Divestiture-related impacts on Mexico/SBMM	-	-	-	-	-	-	-	-	-	-	-	-
Mexico Consumer/SBMM revenues—U.S. GAAP	$1,110	$1,152	$1,139	$1,138	$1,111	$1,161	$1,146	$1,219	$1,289	$1,406	$1,519	$1,454

Wind-downs/sale/other revenues—Ex-divestitures	$325	$335	$342	$334	$181	$28	$177	$191	$137	$126	$100	$76
Add:
Divestiture-related impacts on wind-downs/sale/other revenues	-	-	-	-	-	-	-	-	(49)	5	(1)	(57)
Wind-downs/sale/other revenues—U.S. GAAP	$325	$335	$342	$334	$181	$28	$177	$191	$88	$131	$99	$19

Expenses

Closed or signed markets expenses—Ex-divestitures	$611	$627	$611	$658	$646	$684	$605	$548	$501	$463	$426	$350
Add:
Divestiture-related impacts on closed or signed markets expenses	-	-	-	-	-	-	107	31	45	21	48	37
Closed or signed markets expenses—U.S. GAAP	$611	$627	$611	$658	$646	$684	$712	$579	$546	$484	$474	$387

Mexico Consumer/SBMM expenses—Ex-divestitures	$770	$789	$762	$783	$776	$851	$852	$915	$939	$980	$1,015	$1,068
Add:
Divestiture-related impacts on Mexico/SBMM	-	-	-	-	-	-	-	25	25	48	60	62
Mexico Consumer/SBMM expenses—U.S. GAAP	$770	$789	$762	$783	$776	$851	$852	$940	$964	$1,028	$1,075	$1,130

Wind-downs/sale/other Expenses—Ex-divestitures	$512	$404	$412	$391	$296	$276	$293	$309	$256	$272	$241	$207
Add:
Divestiture-related impacts on wind-downs/sale/other expenses	-	-	-	1,171	559	(28)	-	2	3	10	6	7
Wind-downs/sale/other expenses—U.S. GAAP	$512	$404	$412	$1,562	$855	$248	$293	$311	$259	$282	$247	$214

(1)	For this presentation, AO Citibank (Russia) has been classified as “Closed or signed markets” for all periods presented. Citi’s 4Q25 Financial Data Supplement (issued on January 14, 2026) had AO Citibank (Russia) classified as “Wind-down/sale/other” because the sale of AO Citibank (Russia) was not signed and closed until February 18, 2026.

Note:

See “All Other—Divestiture-Related Impacts (Reconciling Items)” in Citi’s Annual Reports on Form 10-K for the years ended December 31, 2025, 2024 and 2023, and “Legacy Franchises” in Citi’s Annual Report on Form 10-K for the year ended December 31, 2022 for additional information on divestiture-related impacts.

Reconciliation of Adjusted Results (Page 6)

(In millions of dollars, except as otherwise noted)

									Full	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2024	2024	2024	2024	2025	2025	2025	2025	2021	2022	2023	2024	2025

Legacy Franchises (LF) exits contribution(1)

Revenues

Closed or signed markets revenues—Ex-divestitures	$189	$171	$147	$117	$108	$118	$122	$(1,456)	$2,843	$2,342	$1,175	$624	$(1,108)
Add:
Divestiture-related impacts on closed or signed markets revenues	-	2	-	4	-	(177)	2	(1)	(670)	854	1,448	6	(176)
Closed or signed markets revenues—U.S. GAAP	$189	$173	$147	$121	$108	$(59)	$124	$(1,457)	$2,173	$3,196	$2,623	$630	$(1,284)

Mexico Consumer/SBMM Revenues—Ex-divestitures	$1,563	$1,633	$1,523	$1,422	$1,467	$1,536	$1,722	$1,775	$4,539	$4,637	$5,668	$6,141	$6,500
Add:
Divestiture-related impacts on Mexico/SBMM	-	-	-	-	-	-	-	-	-	-	-	-	-
Mexico Consumer/SBMM revenues—U.S. GAAP	$1,563	$1,633	$1,523	$1,422	$1,467	$1,536	$1,722	$1,775	$4,539	$4,637	$5,668	$6,141	$6,500

Wind-downs/sale/other revenues—Ex-divestitures	$67	$(85)	$64	$24	$46	$37	$27	$10	$1,336	$577	$439	$70	$120
Add:
Divestiture-related impacts on wind-downs/sale/other revenues	(12)	31	1	-	-	-	-	-	-	-	(102)	20	-
Wind-downs/sale/other revenues—U.S. GAAP	$55	$(54)	$65	$24	$46	$37	$27	$10	$1,336	$577	$337	$90	$120

Expenses

Closed or signed markets expenses—Ex-divestitures	$246	$247	$202	$162	$135	$161	$133	$108	$2,507	$2,483	$1,740	$857	$537
Add:
Divestiture-related impacts on closed or signed markets expenses	11	12	13	12	10	7	4	8	-	138	151	48	29
Closed or signed markets expenses—U.S. GAAP	$257	$259	$215	$174	$145	$168	$137	$116	$2,507	$2,621	$1,891	$905	$566

Mexico Consumer/SBMM expenses—Ex-divestitures	$1,123	$1,049	$1,001	$1,036	$1,039	$954	$1,013	$928	$3,104	$3,394	$4,002	$4,209	$3,934
Add:
Divestiture-related impacts on Mexico/SBMM	61	67	42	36	21	30	759	34	-	25	195	206	844
Mexico Consumer/SBMM expenses—U.S. GAAP	$1,184	$1,116	$1,043	$1,072	$1,060	$984	$1,772	$962	$3,104	$3,419	$4,197	$4,415	$4,778

Wind-downs/sale/other Expenses—Ex-divestitures	$236	$254	$272	$183	$160	$172	$174	$186	$1,719	$1,174	$976	$945	$692
Add:
Divestiture-related impacts on wind-downs/sale/other expenses	38	6	12	8	3	-	3	(2)	1,171	533	26	64	4
Wind-downs/sale/other expenses—U.S. GAAP	$274	$260	$284	$191	$163	$172	$177	$184	$2,890	$1,707	$1,002	$1,009	$696

(1)	For this presentation, AO Citibank (Russia) has been classified as “Closed or signed markets” for all periods presented. Citi’s 4Q25 Financial Data Supplement (issued on January 14, 2026) had AO Citibank (Russia) classified as “Wind-down/sale/other” because the sale of AO Citibank (Russia) was not signed and closed until February 18, 2026.

Note:

See “All Other—Divestiture-Related Impacts (Reconciling Items)” in Citi’s Annual Reports on Form 10-K for the years ended December 31, 2025, 2024 and 2023, and “Legacy Franchises” in Citi’s Annual Report on Form 10-K for the year ended December 31, 2022 for additional information on divestiture-related impacts.